The AAL
Small Cap Stock Fund

The AAL
Mid Cap Stock Fund

The AAL
International Fund

The AAL
Capital Growth Fund

The AAL
Equity Income Fund

The AAL
Balanced Fund



THE AAL
MUTUAL FUNDS



Semi-Annual Report  October 29, 1999

The AAL
High Yield Bond Fund

The AAL
Municipal Bond Fund

The AAL
Bond Fund

The AAL
Money Market Fund


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

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

Table of Contents

[LOGO APPEARS HERE]

President's Letter................................   2

Portfolio Perspectives

  The AAL Small Cap Stock Fund....................   4
  The AAL Mid Cap Stock Fund......................   6
  The AAL International Fund......................   8
  The AAL Capital Growth Fund.....................  10
  The AAL Equity Income Fund......................  12
  The AAL Balanced Fund...........................  14
  The AAL High Yield Bond Fund....................  16
  The AAL Municipal Bond Fund.....................  18
  The AAL Bond Fund...............................  20
  The AAL Money Market Fund.......................  22

Schedule of Investments

  The AAL Small Cap Stock Fund....................  24
  The AAL Mid Cap Stock Fund......................  28
  The AAL International Fund......................  32
  The AAL Capital Growth Fund.....................  35
  The AAL Equity Income Fund......................  39
  The AAL Balanced Fund...........................  43
  The AAL High Yield Bond Fund....................  48
  The AAL Municipal Bond Fund.....................  53
  The AAL Bond Fund...............................  65
  The AAL Money Market Fund.......................  68

Statement of Assets and Liabilities...............  70

Statement of Operations...........................  72

Statement of Changes in Net Assets................  74

Notes to Financial Statements.....................  78

A Note on Forward Looking Statements..............  85

Glossary of Terms.................................  85

Financial Highlights

  The AAL Small Cap Stock Fund....................  86
  The AAL Mid Cap Stock Fund......................  88
  The AAL International Fund......................  90
  The AAL Capital Growth Fund.....................  92
  The AAL Equity Income Fund......................  94
  The AAL Balanced Fund...........................  96
  The AAL High Yield Bond Fund....................  98
  The AAL Municipal Bond Fund..................... 100
  The AAL Bond Fund............................... 102
  The AAL Money Market Fund....................... 104

The AAL Mutual Funds Semi-Annual Report                    October 29, 1999    1

THE AAL MUTUAL FUNDS SEMI-ANNUAL REPORT . . . PRESIDENT'S LETTER

[Photo appears Here]

OCTOBER 29, 1999

Dear AAL Mutual Funds Shareholder:

[LOGO APPEARS HERE]

The Markets and Economy in Review

Dramatic stock market volatility seen in the spring continued into the fall. The markets dropped sharply in mid-August, then rallied as the Dow Jones Industrial Average (Dow) hit a record high of 11,326 on Aug. 25. After the high, the market flattened for a time, then dropped slightly and then remained flat during the remainder of the period.

The performance of large-cap stocks relative to that of small- and mid-cap stocks saw a bit of a reversal in this 6-month period. After significant underperformance by small- and mid-cap stocks, these stocks now appear to be performing on par with large caps. Investment focus seems to be shifting more to opportunities in the less expensive small- and mid-cap areas. Many believe the smaller stocks offer good value and so they are taking advantage of the buying opportunities.

The early volatility and subsequent flattening of the stock market can be attributed, at least partially, to a couple of factors. Some investors are selling portions of their domestic holdings in an effort to add more foreign stocks to their portfolios. This is being done to make up for what was sold in 1997 and 1998 when the Asian markets were doing poorly. These days, more foreign capital is leaving the U.S. than is coming in as the global economic recovery makes markets abroad more attractive.

Growing investor conservatism also has affected the market. Both large and small investors are moving some of their portfolios into cash positions as they wait to see what happens with interest rates. The Federal Reserve has raised short-term interest rates twice since June in an attempt to slow U.S. economic growth to a more sustainable pace and to keep a lid on inflation. Any signs of increased inflationary pressure may cause another increase.

A report from the National Association of Purchasing Management, released Oct. 1, has helped to raise inflation fears in the market. According to the report, manufacturing grew much more strongly than expected in September, while prices for raw materials soared to the highest level in more than four years.

Another concern to the market was the jump in average hourly earnings for the month of

2    The AAL Mutual Funds Semi-Annual Report

September. The increase was the largest monthly gain in more than 10 years. Wage increases had been anticipated for most of the year because of record low unemployment. Until now, companies had been able to make up for increased wages through improved productivity: when workers produce more, they can earn higher wages without putting pressure on prices. Only time will tell if the monthly increase is an aberration or a sign of things to come.

Inflation worries are expected to play a role in the bond market as well. Investors are watching for any sign of rising prices that might steer the Federal Reserve toward raising interest rates. Until the inflation picture becomes clear, it is expected that the bond market will remain flat. On the positive side, higher interest rates provide investors with opportunities to lock in higher current yields, making bonds more attractive than they have been in the recent past.

While some investors are becoming conservative as the new year approaches, those who are investing for the long term should not be concerned. Trying to time the market and anticipate its every up and down is not the way to get ahead. The only certainty about financial markets is the uncertainty of their direction. Staying in the market, diversifying by asset class, and giving your investments the time to realize their growth potential is a better strategy for long-term investors than trying to figure out which way the markets are going next.


Sincerely,

/s/ Bob Same

Bob Same

PRESIDENT
THE AAL MUTUAL FUNDS

                                                           October 29, 1999    3

THE AAL MUTUAL FUNDS SEMI-ANNUAL REPORT . . . EQUITY-ORIENTED FUNDS

A Share Ticker..........................        AASMX
B Share Ticker..........................        BBSMX
A Share Assets.......................... $127,118,139
B Share Assets.......................... $ 17,130,577
I Share Assets.......................... $    835,602
A Share NAV............................. $      11.13
B Share NAV............................. $      10.92
I Share NAV............................. $      11.25
Number of Securities in Portfolio.......          141


[Photo Appears Here]

The AAL Small Cap Stock Fund


As market valuations continue to change, you've used the phrase "growth at a right price." Is this a continuing model for buying stocks?

Because the market has become very much momentum oriented, the concept of "growth at a right price" is logical. We have factored it into our screening of stocks.

Growth at a right price is valid if the condition of the company's fundamentals and those of the respective industry are in line. We won't buy inexpensively priced stocks if the fundamentals of the company, or its industry, don't show the potential for growth. In other words, we won't buy inexpensive stocks just because they are inexpensive.

Are there particular industry sectors that have benefited more from the recent bounce in small-cap stocks?

We've seen a big bounce, particularly in semiconductors and semiconductor/capital equipment-related companies. On a historical basis, these have been seen as cyclical stocks and now it looks as though their growth cycles are larger than we've seen in the past.

We've also been encouraged by energy stocks, particularly those of drillers. With the rise in gas and oil prices over the last several months, there has been renewed interest in this sector.

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge

Initial Net Asset Value ($9,600)

[Mountain Chart Appears Here]

                       S&P SmallCap     The AAL Small Cap
                       600 Index (1)       Stock Fund
Jul  1, 96                  9,597            10,000
Dec 31, 96                 11,008            10,909
Dec 31, 97                 12,863            13,700
Dec 31, 98                 12,543            13,519
Oct 29, 99                 11,851            13,478

(1) An unmanaged index comprised of 600 stocks designed to represent performance of the small-cap segment of the U.S. equity markets. It is not possible to invest directly in the index.

Average Annual Total Returns*
October 29, 1999

                                                     From      Inception
                                          1-Year   Inception     Date
                                         -------------------------------
Class A (without sales charge)..........   8.23%      6.54%      7/1/96
Class A** (with sales charge)...........   3.91%      5.23%      7/1/96
------------------------------------------------------------------------
Class B (without CDSC)..................   7.17%      1.82%      1/8/97
Class B** (with CDSC)...................   3.17%      0.78%      1/8/97
------------------------------------------------------------------------
Class I***..............................   9.27%     (2.07)%   12/29/97
------------------------------------------------------------------------
SEC Standardized Returns as of 9/30/99
Class A** (with sales charge)...........   9.85%      5.54%
Class B** (with CDSC)...................   9.28%      1.05%
Class I***..............................  15.40%     (1.91)%

*Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

**Class A performance reflects the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

***Class I shares have no sales load and are for institutional shareholders only.

4    The AAL Mutual Funds Semi-Annual Report

Will Y2K impact small businesses more adversely than others? Does this factor into your screening of prospective stocks?

We don't think it will impact businesses directly, but it will affect industries based on perceptions. Two of these types of industries are software companies and computer consultants.

Many companies are reluctant to invest money in new software with Y2K right around the corner. And in the case of consultants, many companies have had these consulting firms in to look at and remedy potential Y2K problems earlier in the year. So we do think that Y2K will impact some businesses, although it's likely to be more through perception than reality. We have incorporated this factor into our stock-screening process.



/s/ Kevin A. Schmitting
------------------------
Kevin A. Schmitting

PORTFOLIO MANAGER


     Fund Allocations

  [PIE CHART APPEARS HERE]

                  % of Net Assets
                     10/29/99

Technology............  24%

Consumer Cyclicals....  14%

Financials............  14%

Cash & Cash Equivalents  8%

Energy................   8%

Capital Goods.........   7%

Consumer Staples......   6%

Health Care...........   6%

Basic Materials.......   5%

Communication Services   3%

Utilities.............   3%

Transportation........   2%
                -----------
                Total  100%



              5 Largest Holdings

                                      % of Net Assets
Security                                  10/29/99
--------                              ---------------
Daisytek International Corporation.........  1.9%

Radian Group, Inc. ........................  1.9%

NOVA Corporation...........................  1.8%

Lamar Advertising Company..................  1.6%

BEA Systems, Inc. .........................  1.5%


                                               October 29, 1999    5

               THE AAL MUTUAL FUNDS SEMI-ANNUAL REPORT ... EQUITY-ORIENTED FUNDS

 . . . . A Share Ticker . . . AASCX . . . . B Share Ticker . . . BBSCX . . . .

A Share Assets . . . $618,916,138 . . . . B Share Assets . . . . . . . .

$19,592,064 . . . . I Share Assets . . . $8,247,693. . . . A Share NAV . . .

$14.76 . . . . B Share NAV. . . $14.41 . . . . I Share NAV. . . $14.86 . . . .

Number of Securities in Portfolio . . . 100 . . . . . . .

[PHOTO APPEARS HERE]

The AAL Mid Cap Stock Fund

As market uncertainty continues, why should investors include mid-cap stocks in their portfolios?

Investors looking to diversify their portfolios would be wise to consider mid-cap stocks. Mid-cap stocks have historically provided higher long-term returns and also more risk when compared to large-cap stocks. Mid-cap stocks often offer the opportunities to invest in companies that are developing new products, expanding markets, have seasoned management teams and provide the liquidity that many investors seek.

Valuations on mid-cap stocks are also very attractive as they trade near 20-year lows relative to their larger counterparts. Investors with a longer time horizon and a higher than average risk tolerance may find mid-cap stocks an excellent diversification tool at extremely attractive prices.

How do you position the Fund to take advantage of opportunities in the communication sector?

The Fund's exposure to the broadly defined communications sector presently approaches 5 percent. This includes telephone, cellular and long-distance companies as well as the providers of equipment and services to those companies. This exposure is approximately 2 percent greater than the general mid-cap market exposure, as measured by the S&P

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge

Initial Net Asset Value ($9,600)

[Mountain Chart Appears Here]

                 AAL MID CAP    S&P MID CAP
                 STOCK FUND     400 INDEX/1/
--------------------------------------------
JUN 30, 93          9,597          10,000
DEC 31, 93         10,422          10,776
DEC 30, 94          9,923          10,388
DEC 29, 95         14,338          13,601
DEC 31, 96         15,592          16,214
DEC 31, 97         18,404          21,441
DEC 31, 98         18,786          25,534
OCT 30, 99         19,863          26,273

/1/ An unmanaged index comprised of 400 stocks designed to represent performance of the mid-cap segment of the U.S. equity markets. It is not possible to invest directly in the index.

                         Average Annual Total Returns*
                                October 29, 1999

                                                               From     Inception
                                          1-Year   5-Year   Inception     Date
                                          ----------------------------------------
Class A (without sales charge)..........   22.08%   14.87%      12.17%    6/30/93
Class A** (with sales charge)...........   17.23%   13.93%      11.44%    6/30/93
---------------------------------------------------------------------------------
Class B (without CDSC)..................   20.60%    NA          7.62%     1/8/97
Class B** (with CDSC)...................   16.60%    NA          6.68%     1/8/97
---------------------------------------------------------------------------------
Class I***..............................   22.81%    NA          6.55%   12/29/97
---------------------------------------------------------------------------------
SEC Standardized Returns as of 9/30/99
Class A** (with sales charge)...........   19.98%   14.05%      10.91%
Class B** (with CDSC)...................   19.31%    NA          5.35%
Class I***..............................   25.63%    NA          4.50%

* Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

** Class A performance reflects the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

*** Class I shares have no sales load and are for institutional shareholders only.

6    The AAL Mutual Funds Semi-Annual Report

MidCap 400 Index.

However, it's substantially less than our most aggressive counterparts, who may have positions of 10 percent or even 20 percent in the sector. We firmly believe that in the long run, this moderately aggressive approach to sector exposures will provide more consistent and competitive results.

Our bias within this sector is to buy the companies supplying the tools to key competitors who supply communications services. To remain competitive, companies are spending large sums to have the latest and greatest technology. In our view, the real beneficiaries of this environment are the suppliers of equipment and services. We have investments in companies such as Comverse Technologies, the leading provider of voicemail systems; ADC Telecom, a major supplier of broadband technology; and Xilinx, a maker of the computer chips that make all these services possible.

What other sectors or industries do you like?

Two other sectors that we see as great opportunities right now are the energy and broadcasting sectors.

Energy stocks were beaten down badly last year as oil prices fell to levels not seen in years. As a result, drilling activity for new oil and gas wells all but stopped. The Organization of Petroleum Exporting Countries (OPEC) cut back its production and oil prices rose dramatically through much of the summer.

However, the real impact in the natural gas market has yet to be felt. Since a new gas well has a six- to nine-month lead time and very few new wells were started during the last nine months, the natural gas supply for this winter is essentially fixed. This means that even an average winter will cause a notable increase in natural gas prices and favorably impact many energy companies.

The mid-cap broadcasting companies are primarily niche cable channels such as Univision, the Spanish language station; and USA Networks, who offers the USA Channel and the SciFi Channel. The Fund has positions in both of these companies because they attract specific population segments that advertisers are eager to reach. With rising rates and growing audiences, we feel these broadcasters provide significant opportunity.


/s/ Michael R. Hochholzer
Michael R. Hochholzer
PORTFOLIO MANAGER


Fund Allocations

[Pie Chart Appears Here]



                             % of Net Assets
                                10/29/99
                             ---------------

Technology.......................... 24%

Financials.......................... 15%

Consumer Cyclicals.................. 13%

Cash & Cash Equivalents.............  7%

Health Care.........................  7%

Utilities...........................  7%

Energy..............................  6%

Basic Materials.....................  5%

Capital Goods.......................  4%

Consumer Staples....................  4%

Communication Services..............  3%

Fixed Income Investments............  2%

Transportation......................  2%

Preferred Stocks....................  1%
                             ---------------
                             Total  100%


5 Largest Holdings

                              % of Net Assets
Security                          10/29/99
--------                      ---------------
Royal Caribbean Cruises, Ltd.........2.1%

Concord EFS, Inc.....................2.0%

Xilinix, Inc.........................1.8%

Legato Systems, Inc..................1.7%

Southdown, Inc.......................1.6%

                                                           October 29, 1999    7

THE AAL MUTUAL FUNDS SEMI-ANNUAL REPORT . . . EQUITY-ORIENTED FUNDS


A Share Ticker.........................        AAITX
B Share Ticker.........................        BBITX
A Share Assets......................... $167,824,569
B Share Assets......................... $ 11,275,645
I Share Assets......................... $  2,214,494
A Share NAV............................ $      12.56
B Share NAV............................ $      12.35
I Share NAV............................ $      12.63
Number of Securities in Portfolio......           68

[Photos Appear Here]

The AAL International Fund

Has your outlook on emerging markets changed in the past six months and are there appropriate opportunities to invest in them?

Tighter liquidity conditions are generally bad for emerging markets. Countries running fiscal or current account deficits that have to be funded in the global capital markets are vulnerable to diminishing capital flows. The falling money supply growth in the U.S. has weakened some emerging markets.

We remain cautious about emerging markets and prefer to wait for compelling stock ideas before raising our exposure.

As seemingly more glowing reports come from Japan, how would you assess the comeback of its markets and the economy in general?

Latest growth figures from Japan continue to exceed expectations. After a strong first three months of this year, market participants predicted a fall in Gross Domestic Product (GDP) for the second quarter. In fact, GDP rose an additional
0.2 percent, with much of the growth from private consumption.

With the Nikkei Index up about 30 percent this year already, the likelihood for future gains hinges on further positive economic data, stabilizing the financial sector and efforts at corporate restructuring.

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge

Initial Net Asset Value ($9,600)

[Mountain Chart Appears Here]


                The AAL
            International Fund         EAFE Index (1)
Aug  1, 95         9,597                    10,000
Dec 29, 95         9,736                    10,136
Dec 31, 96        10,924                    10,581
Dec 31, 97        11,030                    10,607
Dec 31, 98        12,250                    12,540
Oct 29, 99        14,380                    13,957

(1) An unmanaged market capitalization-weighted equity index composed of a sample of companies representative of the market structure in 20 countries. Constituent stocks are selected on the basis of industry representation, liquidity and sufficient float. It is not possible to invest directly in the index.

Average Annual Total Returns*
October 29, 1999

                                                       From     Inception
                                          1-Year     Inception    Date
                                          -------------------------------

Class A (without sales charge)..........   28.71%       9.99%     8/1/95
Class A** (with sales charge)...........   23.53%       8.93%     8/1/95
-------------------------------------------------------------------------
Class B (without CDSC)..................   27.19%       9.09%     1/8/97
Class B** (with CDSC)...................   23.19%       8.17%     1/8/97
-------------------------------------------------------------------------
Class I***..............................   29.61%      14.23%   12/29/97
-------------------------------------------------------------------------
SEC Standardized Returns as of 9/30/99
Class A** (with sales charge)...........   25.33%       8.16%
Class B** (with CDSC)...................   25.16%       6.98%
Class I***..............................   31.53%      12.52%

*Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

**Class A performance reflects the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

***Class I shares have no sales load and are for institutional shareholders only.

8    The AAL Mutual Funds Semi-Annual Report

International investing involves additional risks including currency fluctuations, economic and political instability, and accounting standards.

The competitiveness of the yen will impact the economy and the equity market as well.

With some countries prospering and others struggling, how do you view the European situation?

Improved sentiment surrounding European economic growth this year may not be fully reflected in equity markets. Low interest rates and a competitive currency have contributed to economic recovery. Business confidence is up, inflation remains low and unemployment levels continue to improve.

France released strong second-quarter GDP figures and growth looks set to reach
2.0 percent to 2.5 percent this year. Meanwhile, the budget deficit is expected to reach 2.3 percent of GDP and the government is introducing market liberalization measures through deregulation and privatization.

Germany's strong industrial output figures for July indicate that the country can look forward to stronger growth. And despite embarrassing local election losses, Chancellor Gerhard Schroeder is determined to modernize the German economy. By cutting pensions, lowering taxes, trimming budgets and updating trade laws, Schroeder hopes employment and confidence will rebound in time to keep his coalition in power.

While bond markets have already discounted interest rate increases, European equity markets have not fully reflected the economic recovery.

/s/ Kathleen M. Harris
Kathleen M. Harris
PORTFOLIO MANAGER

/s/ Sean Roche
L. Sean Roche
PORTFOLIO MANAGER



Distribution of Fund Holdings

                                 % of Net Assets
Country                             10/29/99
-------                             --------
Continental Europe.................... 42%

Japan................................. 29%

United Kingdom........................ 16%

North America.........................  7%

Pacific Basic (excluding Japan).......  5%

Emerging Markets......................  1%
                               -----------
                               Total  100%


5 Largest Holdings

                                                             % of Net Assets
Security                                   Country               10/29/99
--------                                   -------               --------
NTT Mobile Communications Networks, Inc....Japan.................. 6.2%

Vodafone AirTouch plc......................United Kingdom......... 3.5%

Royal Kpn NV...............................Netherlands............ 3.4%

Fuji Bank, Ltd.............................Japan.................. 3.3%

Mannesmann AG..............................Germany................ 3.2%

                                                           October 29, 1999    9

             THE AAL MUTUAL FUNDS SEMI-ANNUAL REPORT . . . EQUITY-ORIENTED FUNDS

A Share Ticker..AALGX..B Share Ticker..BBLGX..A Share Assets..$3,838,968,851.. B Share Assets..$126,057,015. I Share Assets..$58,968,054..A Share NAV..$37.26
 ..B Share  NAV..$36.49 I Share NAV..$37.30..Number of Securities in
Portfolio..94

   [PHOTO APPEARS HERE]

The AAL Capital Growth Fund

Are cable and communications-related stocks still one of the larger growth areas for the Fund?

Yes, cable and communications are still a major part of the Fund. The main growth areas in the economy haven't changed. One is technology and another is cable and communications, although it could be broadly classified as technology. Health care and finances are other sectors that represent growth potential.

In order to be an economic engine of growth, a business or industry sector has to be new and innovative or have a means of increasing productivity. With some of the cable and communications advances, these certainly qualify as new ideas. Computers and other technological advances are increasing productivity so they would fall into the latter category.


Earlier this year, the value versus growth issue was back on the table. What's your take on this issue and where's the Fund positioned?

It's been a very volatile year and there has been a big disparity between value and growth at times. We are a capital appreciation or growth fund, and growth has surpassed value in the latter portion of the year.

Because of the crosscurrents between value and growth, there's no real way to position the Fund

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge

Initial Net Asset Value ($9,600)

[Mountain Chart Appears Here]


                 AAL CAPITAL     S&P 500(R)
                 GROWTH FUND      INDEX/1/
-------------------------------------------
OCT 31 89           9,602          10,000
DEC 31 89          10,086          10,448
DEC 31 90          10,107          10,124
DEC 31 91          13,240          13,202
DEC 31 92          13,996          14,206
DEC 31 93          14,844          15,632
DEC 30 94          14,639          15,838
DEC 29 95          19,177          21,782
DEC 31 96          23,406          26,780
DEC 31 97          31,263          35,712
DEC 31 98          40,076          45,419
OCT 29 99          45,644          51,443

/1/ An unmanaged index comprised of 500 common stocks representative of the stock market as a whole. It is not possible to invest directly in the index.

                         Average Annual Total Returns*
                                October 29, 1999

                                                                         From     Inception
                                          1-Year   5-Year   10-Year   Inception     Date
                                          --------------------------------------------------
Class A (without sales charge)..........   28.77%   25.22%    16.87%      14.64%    7/16/87
Class A** (with sales charge)...........   23.61%   24.20%    16.40%      14.25%    7/16/87
--------------------------------------------------------------------------------------------
Class B (without CDSC)..................   27.48%    NA       NA          25.12%     1/8/97
Class B** (with CDSC)...................   23.48%    NA       NA          24.41%     1/8/97
--------------------------------------------------------------------------------------------
Class I***..............................   29.18%    NA       NA          24.75%   12/29/97
--------------------------------------------------------------------------------------------
SEC Standardized Returns as of 9/30/99
Class A** (with sales charge)...........   24.75%   23.16%    15.55%      13.74%
Class B** (with CDSC)...................   24.62%    NA       NA          22.17%
Class I***..............................   30.43%    NA       NA          21.32%

* Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

** Class A performance reflects the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

*** Class I shares have no sales load and are for institutional shareholders only.

10    The AAL Mutual Funds Semi-Annual Report
to take advantage of these shifts. Because of our orientation, it makes sense to stay true to our investment style of favoring large-cap growth stocks.

Energy prices have risen dramatically in the past year or so. Does this provide opportunities for the Fund?

We're taking a position in natural gas. Energy's not really a growth area, but it represents 6 percent of the S&P 500(R) and we like to be at least market weighted, compared to the index. In terms of energy stocks, we own more gas than oil stocks. Because of the improved business practices through mergers of some of the industry's major players, there are opportunities in the sector.



/s/ Frederick L. Plautz
-----------------------
Frederick L. Plautz

PORTFOLIO MANAGER


Fund Allocations

[Pie Chart Appears Here]

                     % of Net Assets
                         10/29/99
                     ---------------
Consumer Staples..........  22%

Technology................  18%

Financials................  16%

Health Care................  9%

Cash & Cash Equivalents....  7%

Communication Services.....  7%

Consumer Cyclicals.........  7%

Energy.....................  7%

Capital Goods............... 6%

Utilities................... 1%
                    -----------
                    Total  100%



5 Largest Holdings


                              % of Net Assets
Security                          10/29/99
---------                         --------
General Electric Company...........  3.8%

Microsoft Corporation..............  3.6%

Cox Communications, Inc., Class A..  3.4%

American International Group, Inc..  3.3%

Comcast Corporation................  3.1%


                                                         October 29, 1999     11

THE AAL MUTUAL FUNDS SEMI-ANNUAL REPORT . . . EQUITY-ORIENTED FUNDS

A Share Ticker.........................       AAUTX
B Share Ticker.........................       BBEIX
A Share Assets.........................$271,371,627
B Share Assets.........................$ 10,732,699
I Share Assets.........................$ 13,575,767
A Share NAV............................$      14.06
B Share NAV............................$      14.04
I Share NAV............................$      14.08
Number of Securities in Portfolio......         109

[Photo Appears Here]

The AAL Equity Income Fund

As stock dividends generally continue to decline, does it make stock selection tougher for the Fund?

We'd say yes and no. It's becoming harder and harder to find stocks with attractive dividends. The stocks that tend to have attractive yields are those which have slumped.

Our stock selection is not driven by the ability to yield a dividend. We look for stocks with strong fundamentals at an attractive price. If they happen to offer an attractive dividend, that's a nice feature. People should remember there are two criteria in total return: One part is income and the other is price, or capital appreciation. If people desire more income from their mutual fund investment, they may be better suited in some type of fixed-income fund.

As many equity income funds shift their focus more toward total return and perhaps away from the income objective, where does your Fund fit into that?

We fit into that theme very well. With the bull market of the last several years, people are accustomed to seeing capital appreciation as part of the total return--even in equity income funds.

As part of the discussion on where we fit into the equity income spectrum, it's important to

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge

Initial Net Asset Value ($9,600)

[Mountain Chart Appears Here]

                         The AAL Equity   S&P 500/R/
                           Income Fund    Index (1)
Mar 18, 94                    9,597        10,000
Dec 30, 94                    8,912         9,972
Dec 29, 95                   11,511        13,716
Dec 31, 96                   12,065        16,862
Dec 31, 97                   14,764        22,487
Dec 31, 98                   16,726        28,913
Oct 30, 99                   17,091        32,392

(1) An unmanaged index composed of 500 common stocks representative of the stock market as a whole. It is not possible to invest directly in the index.

Average Annual Total Returns*
October 29, 1999

                                                               From     Inception
                                          1-Year   5-Year    Inception     Date
                                          ---------------------------------------

Class A (without sales charge)..........   10.65%   13.13%      10.82%    3/18/94
Class A** (with sales charge)...........    6.20%   12.22%      10.01%    3/18/94
---------------------------------------------------------------------------------
Class B (without CDSC)..................    9.50%    NA         12.23%     1/8/97
Class B** (with CDSC)...................    5.50%    NA         11.36%     1/8/97
---------------------------------------------------------------------------------
Class I***..............................   11.20%    NA          9.23%   12/29/97
---------------------------------------------------------------------------------
SEC Standardized Returns as of 9/30/99
Class A** (with sales charge)...........   10.00%   11.86%       9.64%
Class B** (with CDSC)...................    9.35%    NA         10.65%
Class I***..............................   15.03%    NA          8.02%

*Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

**Class A performance reflects the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

***Class I shares have no sales load and are for institutional shareholders only.

12    The AAL Mutual Funds Semi-Annual Report
know we've only been an equity income fund for two years (Sept. 1, 1997-Sept. 1, 1999). In those two years, the Fund's performance has placed us in the top 20 percent of all equity income funds, according to Lipper Inc.

Since you've only been an equity income fund for two years, what do the three- and five-year return figures show in terms of where the Fund is at today?

The three- and five-year numbers are not indicative of the Fund's true performance, relative to its equity income fund peers. They reflect some of the performance prior to September 1, 1997, when it was known as The AAL Utilities Fund. Because the mid-1990s were difficult periods for the utilities industry due to deregulation and other issues, the Fund's returns were lower than they may have been if we had been an equity income fund.

While the Fund primarily invests in large-cap stocks, you're also involved in mid-cap stocks. Can you tell us what potential this offers shareholders?

This is one of the few AAL Mutual Funds that has no constraints on market capitalization. If we find an attractive stock and it's a smaller company, we'll buy it. If it is a small- or mid-cap stock, we place a premium on liquidity; we like to be able to get in and out of these stocks in one day.

There is more value in the smaller-cap stocks and we have increased the number of these names we own, but liquidity is a key factor. We don't have a target figure, but the Fund currently holds about 30 percent in mid- and small-cap stocks.


/s/ Lewis A. Bohannon
Lewis A. Bohannon
PORTFOLIO MANAGER



Fund Allocations

[Pie Chart Appears Here]

                                % of Net Assets
                                   10/29/99
                                   --------
Communication Services................15%

Energy................................13%

Financials............................12%

Capital Goods......................... 9%

Consumer Cyclicals.................... 9%

Health Care........................... 8%

Consumer Staples...................... 7%

Utilities............................. 7%

Basic Materials....................... 6%

Technology............................ 5%

Cash &Cash Equivalents................ 3%

Fixed Income Investments.............. 2%

Preferred Stocks...................... 2%

Transportation........................ 2%
                              -----------
                              Total  100%


5 Largest Holdings

                                           % of Net Assets
Security                                      10/29/99
--------                                      --------
MCI WorldCom, Inc...............................3.0%
SBC Communications, Inc.........................2.8%
CVS Corporation.................................2.2%
Vodafone AirTouch plc ADR.......................2.2%
MediaOne Group, Inc. Convertible Securities.....2.1%

                                                          October 29, 1999    13

THE AAL MUTUAL FUNDS SEMI-ANNUAL REPORT . . . EQUITY-ORIENTED FUNDS

 ..A Share Ticker..AABFX..B Share Ticker..BBBFX..A Share Assets..$219,512,291 ..B Share Assets..$15,557,209..I Share Assets..$3,372,572..A Share NAV..$12.20
 ..B Share NAV..$12.15..I Share NAV..$12.19..Number of Securities in Portfolio
 ..151. . . . . . . .

[PHOTOS APPEARS HERE]

The AAL Balanced Fund

Have the asset allocation percentages remained fairly constant in the past six months?

They have bounced around. More often than not, we've been toward the bottom of the equity range--which, by the terms of the prospectus is 50 percent to 60 percent. We've taken advantage of the interest-rate levels to get some performance from the bonds and money market instruments.

What benefit do shareholders get by investing in the Balanced Fund versus doing their own asset allocation, using the Capital Growth and Bond Funds?

They get our management expertise and we've got "wiggle" room. We can do tactical asset allocation. We can lean one way and then the other, as long as we do it judiciously. If you used the Capital Growth Fund and the Bond Fund as a way to comprise your asset allocation picture, you're locked into your original percentages--unless you plan to readjust those allocations from time to time.

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge

Initial Net Asset Value ($9,600)

[PIE CHART APPEARS HERE]


                 THE AAL    LEHMAN BROTHERS
                 BALANCED     AGGREGATE       S&P 500(R)
                   FUND      BOND INDEX/2/      INDEX/1/
 -------------------------------------------------------
 DEC 29, 97       10,000         9,597          10,000
 DEC 31, 97       10,000         9,597          10,000
 DEC 31, 98       10,867        11,328          12,858
 OCT 29, 99       10,830        12,094          14,405

/1/ An unmanaged index comprised of 500 common stocks representative of the stock market as a whole. It is not possible to invest directly in the index.
/2/ An unmanaged index that encompasses four major classes of fixed-income securities in the U.S.: U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities.


                         Average Annual Total Returns*
                                October 29, 1999

                                                      From     Inception
                                          1-Year   Inception     Date
                                          ------------------------------
Class A (without sales charge)..........   14.33%      13.45%   12/29/97
Class A** (with sales charge)...........    9.79%      10.93%   12/29/97
------------------------------------------------------------------------
Class B (without CDSC)..................   13.23%      12.47%   12/29/97
Class B** (with CDSC)...................    9.23%      10.47%   12/29/97
------------------------------------------------------------------------
Class I***..............................   14.86%      13.67%   12/29/97
------------------------------------------------------------------------
SEC Standardized Returns as of 9/30/99
Class A** (with sales charge)...........    9.99%       9.19%
Class B** (with CDSC)...................    9.70%       8.75%
Class I***..............................   15.15%      12.02%

* Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

** Class A performance reflects the maximum sales charge of 4%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year for the first five years and then converting to Class A shares after the fifth year.

*** Class I shares have no sales load and are for institutional shareholders only.


14  THE AAL MUTUAL FUNDS SEMI-ANNUAL REPORT

How have interest-rate moves impacted your allocations?

When interest rates go up, as they have in recent months, the percentage in equities goes down. As a result, we have increased our allocation in bonds recently. The strategy is fairly simple, but the question always remains: How quickly can we get out of money market instruments and into bonds?


/s/ Frederick L. Plautz
-----------------------
Frederick L. Plautz

PORTFOLIO MANAGER



/s/ Al Onstad
-------------
Al Onstad

PORTFOLIO MANAGER



         Asset Mix

Stocks.................. 50%

Bonds................... 35%

Cash & Cash Equivalents. 15%
                 -----------
                 Total  100%



       Fund Allocations
   [PIE CHART APPEARS HERE]

                        % of Net Assets
                            10/29/99
                            --------
Fixed Income Investments...... 35%

Cash & Cash Equivalents....... 15%

Consumer Staples.............. 12%

Technology.................... 10%

Financials....................  9%

Health Care...................  5%

Consumer Cyclicals............  4%

Energy........................  4%

Capital Goods.................  3%

Communication Services........  3%
                       -----------
                       Total  100%



5 Largest Bond Holdings

                                       % of Net Assets
Security                                   10/29/99
                                           --------
U.S.Treasury Bond........................... 3.6%
 Coupon Rate: 7.250%
 Maturity Date: 5/15/2016

Government National Mortgage Association.... 1.6%
 Coupon Rate: 6.500%
 Maturity Date: 3/15/2029

Federal National Mortgage Association....... 1.5%
 Coupon Rate: 6.500%
 Maturity Date: 6/1/2013

Government National Mortgage Association.... 1.5%
 Coupon Rate: 7.500%
 Maturity Date: 10/15/2013

Government National Mortgage Association.... 1.5%
 Coupon Rate: 7.500%
 Maturity Date: 8/15/2029


5 Largest Common Stock Holdings

                               % of Net Assets
Security                           10/29/99
                                   --------
General Electric Company............ 2.1%

Microsoft Corporation............... 1.9%

American International Group, Inc... 1.8%

Cox Communications, Inc. Class A.... 1.8%

Comcast Corporation................. 1.7%

                                                          October 29, 1999    15

THE AAL MUTUAL FUNDS SEMI-ANNUAL REPORT . . . INCOME-ORIENTED FUNDS


A Share Ticker                                    AAHYX
B Share Ticker                                    BBHYX
A Share Assets                             $130,839,928
B Share Assets                             $ 11,630,608
I Share Assets                             $  2,279,417
A Share NAV                                $       7.83
B Share NAV                                $       7.83
I Share NAV                                $       7.82
Number of Securities in Portfolio                   126

[Photo Appears Here]

The AAL High Yield Bond Fund

With an improving world economy, as compared to this time a year ago, has the outlook for high-yield bonds improved?

The answer is yes and no. A healthy economy is good for businesses with debt, because they can service that debt. On the other hand, there has been a liquidity problem in the high-yield market--and in all riskier asset classes. This means it's harder to sell bonds.

High-yield bonds also have been hit hard by earnings news. When an issuer's stock gets bad news, it generally drops and that has been translating to their bonds as well. While a healthier world economy has helped some sectors, a lack of liquidity has dampened that fact. High-yield bonds generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed-income securities.

What's the current default rate for high-yield bonds and how does it compare to historical rates?

The default rate has been increasing this year and as of early October, it was around 5 percent. At this time last year, it was about 2 percent. Compare these time frames to the early 1990s, when default rates on high-yield bonds were between 8 percent and 10 percent. As far as the default rate goes, it's not as high as it has been but it's higher than it has been in the past four or five years.

The Fund hasn't been immune in this market environment, having incurred five defaults to date. They've been more concentrated, primarily in energy when oil dropped to $11 a barrel earlier this year. Even though the price has come back into the low-20s per barrel, a lot of oil companies still haven't made a recovery. Another sector for defaults is the textile industry. Because of the North American Free Trade Agreement (NAFTA), many textile firms are

Value of a $10,000 Investment

In Class A Shares - Including 4% Sales Charge

Initial Net Asset Value ($9,600)

[Mountain Chart Appears Here]

                    Merrill Lynch        The AAL
                      High Yield        High Yield
                   Master Index (1)     Bond Fund

Jan 8, 97               9,597             10,000
Dec 31, 97             10,867             11,317
Dec 31, 98             10,623             11,732
Oct 29, 99              9,959             11,720


(1) An unmanaged index comprised of more than 900 "cash-pay" high-yield bonds representative of the high-yield market as a whole. It is not possible to invest directly in the index.

Average Annual Total Returns*
October 29, 1999

                                                      From     Inception
                                          1-Year    Inception     Date
                                          ------------------------------
Class A (without sales charge)..........  (1.59)%       1.33%     1/8/97
Class A** (with sales charge)...........  (5.53)%     (0.15)%     1/8/97
------------------------------------------------------------------------
Class B (without CDSC)..................  (2.25)%       0.62%     1/8/97
Class B** (with CDSC)...................  (6.16)%     (0.45)%     1/8/97
------------------------------------------------------------------------
Class I***..............................  (1.26)%     (4.45)%   12/29/97

SEC Standardized Returns as of 9/30/99
Class A** (with sales charge)...........  (5.40)%       0.73%
Class B** (with CDSC)...................  (6.04)%       0.47%
Class I***..............................  (1.03)%     (3.28)%

*Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

**Class A performance reflects the maximum sales charge of 4%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

***Class I shares have no sales load and are for institutional shareholders only.

16    The AAL Mutual Funds Semi-Annual Report
finding themselves at a competitive disadvantage because of higher labor costs in the U.S. Because the textile industry is very labor intensive, many U.S. companies struggle to compete with Mexican counterparts.

Why have you increased the percentage of BB-rated bonds in the Fund?

They are the highest quality of the "junk bonds" but they're also the most interest-rate sensitive portion of the high-yield market. They have underperformed recently, but they tend to do better in a slower-growth economy. Our goal is to have 30 percent to 35 percent of the Fund in this class; we're currently in the mid-20s.

Are there other steps you can take to further decrease the Fund's volatility?

We think that by reducing the number of holdings in the Fund, we can potentially reduce risk. By devoting more time to the companies we own, we can avoid some of the pitfalls that exist within an environment of rising default rates.


/s/ David G. Carrol
David G. Carroll
PORTFOLIO MANAGER


Credit Quality

[Pie Chart Appears Here]

                                % of Net Assets
                                   10/29/99
                                   --------
B..................................... 60%

BB.................................... 29%

CCC................................... 9%

D..................................... 2%
                              -----------
                              Total  100%

Average Quality:  B

Average Maturity: 7.6 years


5 Largest Holdings

                                       % of Net Assets
Security                                  10/29/99
--------                                  --------
CSC Holdings, Inc.......................... 2.3%
 Coupon Rate: 7.875%
 Maturity Date: 2/15/2018

Century Communications Corporation......... 1.7%
 Coupon Rate: 8.750%
 Maturity Date: 10/1/2007

Call-Net Enterprises, Inc.................. 1.6%
 Coupon Rate: 9.375%
 Maturity Date: 5/15/2009

Charter Communications Holdings, LLC....... 1.6%
 Coupon Rate: 8.625%
 Maturity Date: 4/1/2009

CMS Energy Corporation..................... 1.6%
 Coupon Rate: 7.500%
 Maturity Date: 1/15/2009

                                                           October 29, 1999   17

THE AAL MUTUAL FUNDS SEMI-ANNUAL REPORT . . . INCOME-ORIENTED FUNDS

 . . . A Share Ticker . . .. . . AAMBX . . . . . . . .  . . .B Share Ticker . .
 .. . . NA . . . . . . . .  . . .A Share Assets  . . . . .. $486,363,840 . . . .
 . . . .. . .B Share Assets . . . $7,676,927 . . . . I Share Assets . . .
$1,431,399 . . . . A Share NAV . . . $10.48 . . . . B Share NAV . . . $10.47  .
 . . .I Share NAV . . . $10.47 . . . .Number of Securities in Portfolio . . . 209
 . . .

The AAL Municipal Bond Fund

What have interest-rate moves done to the municipal bond market and the Fund?

For a time, the rising rates made other bonds, particularly corporate bonds, more attractive than municipal bonds. Traditionally, municipal bonds have traded in the same range as Treasuries but for the last few months, we delinked from that market. As a result, we've underperformed corporates and Treasuries recently.

On the municipal market side, there hasn't been a supply problem but a demand problem. The spreads on corporate bonds widened significantly, making them more attractive. There has been a record issuance of corporate bonds in light of this fact and investors have been quick to buy them. We think the environment for municipal bonds will improve, as the supply of corporate bonds slows down.

If the U.S. economy slows, will this dramatically affect the supply and liquidity of municipal bonds?

If a slowing occurs, we can expect good things from the municipal market. Bond markets like a slowing economy, as interest rates will ease. We wouldn't expect an abundance of supply, since most state, local and regional entities are flush in light of the flourishing economy in recent years; as a result, the demand for municipal bonds may increase.

Also, if the economy slows, people may get nervous about equities and see that municipal bonds are relatively inexpensive. This would lead to improved liquidity within the municipal market.

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge

Initial Net Asset Value ($9,600)

[Mountain Chart Appears Here]

              The AAL Municipal      Lehman Brothers
                  Bond Fund       Municipal Bond Index/1/
              -----------------   -----------------------
Oct 31, 89          9,602                 10,000
Dec 31, 90         10,410                 11,006
Dec 31, 91         11,591                 12,343
Dec 31, 92         12,556                 13,431
Dec 31, 93         13,973                 15,080
Dec 30, 94         13,178                 14,300
Dec 29, 95         15,582                 16,797
Dec 31, 96         16,266                 17,543
Dec 31, 97         17,947                 19,153
Dec 31, 98         19,021                 20,395
Oct 29, 99         17,947                 19,913

/1/ An unmanaged broad-based index that provides a performance indicator of the overall municipal bond market. It is not possible to invest directly in the index.

                         Average Annual Total Returns*
                                October 29, 1999

                                                                           From     Inception
                                          1-Year    5-Year    10-Year    Inception    Date
                                          ---------------------------------------------------
Class A (without sales charge)..........  (5.12)%    6.50%     6.45%       6.26%     7/16/87
Class A** (with sales charge)...........  (8.92)%    5.62%     6.02%       5.90%     7/16/87
----------------------------------------------------------------------------------------------
Class B (without CDSC)..................  (5.98)%      NA        NA        2.92%      1/8/97
Class B** (with CDSC)...................  (9.74)%      NA        NA        1.89%      1/8/97
----------------------------------------------------------------------------------------------
Class I***..............................  (4.91)%      NA        NA        0.23%    12/29/97
----------------------------------------------------------------------------------------------
SEC Standardized Returns as of 9/30/99
Class A** (with sales charge)...........  (7.69)%    5.71%     6.36%       6.11%
Class B** (with CDSC)...................  (8.40)%      NA        NA        2.77%
Class I***..............................  (3.58)%      NA        NA        1.40%

*Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

**Class A performance reflects the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

***Class I shares have no sales load and are for institutional shareholders only.

18    The AAL Mutual Funds Semi-Annual Report

Do you favor general obligation bonds or revenue bonds?

Before we discuss what I like, it's a good idea to differentiate between these types of municipal bonds. A municipality's taxing ability backs general-obligation bonds (GOs). Revenue bonds are debts whose obligations are paid from anticipated revenues from a project.

If you look at our Fund, it's generally weighted toward revenue bonds. There's a few reasons why we like revenue bonds: (1) they typically offer higher yields than GOs; (2) you can track the performance of specific income stream, such as municipally owned utilities or sales tax bonds, more readily; and (3) if you thoroughly research an issuer and the revenue stream is improving, so should the bond's credit rating.

Many GOs don't have the desired yield and there's also some political risk involved with them. Because the bonds are backed by the municipality's or state's ability to collect taxes, there are concerns beyond the ability to pay, such as the willingness to pay. Consider the case of Orange County, California, where it always had the ability to repay its debt. However, it wasn't until officials were forced to pay that they in fact did repay all of the obligations.

/s/ Duane A. McAllister

Duane A. McAllister
PORTFOLIO MANAGER


Credit Quality

[PIE CHART APPEARS HERE]

           % of Net Assets
              10/29/99

AAA............. 59%

AA.............. 15%

A............... 14%

BBB............. 12%
         ----------------
         Total  100%

Average Quality: AA
Average Maturity: 19.5 years


5 Largest Holdings

                                                % of Net Assets
Security                                           10/29/99
--------                                           --------

Metropolitan Pier and Exposition Authority
Illinois Hospitality Facilities Revenue Bonds......  2.4%
  Coupon Rate: 7.000%   Maturity Date: 7/1/2026

Washington State Public Power Supply
System Revenue Refunding Bonds.....................  2.1%
  Coupon Rate: 6.000%   Maturity Date: 7/1/2007

Montana State University Revenue Bonds.............  2.0%
  Coupon Rate: 5.750%   Maturity Date: 5/15/2024

Foothill/Eastern Transportation California
Toll Road Revenue Bonds............................  1.6%
  Coupon Rate: 5.000%   Maturity Date: 1/1/2035

Shelby County, Tennessee Health Education
and Housing Facilities Board Revenue Bonds.........  1.6%
  Coupon Rate: 5.375%   Maturity Date: 7/1/2029


5 Largest Fund Allocations

                  % of Net Assets
State                 10/29/99
-----                 --------

Illinois...............14.2%
California.............11.9%
Texas..................11.8%
New York............... 8.1%
Washington............. 5.9%

                                                          October 29, 1999    19

THE AAL MUTUAL FUNDS SEMI-ANNUAL REPORT . . . INCOME-ORIENTED FUNDS

A Share Ticker . . . AAINX . . . . . . . B Share Ticker . . . NA . . . . . . . A
Share Assets . . . . .$351,616,384 . . . . . . . .B Share .     Assets . . .
$3,558,551. . . . . . . I Share Assets . . . $48,537,783 . . . . . A Share NAV
 . . $9.54 . . . . B Share NAV . . . $9.54 . . . . I Share NAV . . . $9.54
 . . . . .Number of Securities in Portfolio . . . 62

[PHOTO APPEARS HERE]

The AAL Bond Fund

What changes has the Fund undergone since you became portfolio manager in mid-July?

The primary change has been in diversification. A number of larger holdings were sold and reinvested in a wide variety of new issues. The Fund's holdings in foreign credits were substantially reduced as well, replaced by domestic issuers. The bulk of the purchases were in the six- to 10-year maturity range. The Fund's cash holdings were reduced to take advantage of higher yields and wider spreads that became available during the quarter.

What sort of weighting does the Fund have in corporate, mortgage-backed, asset-backed, Treasury bonds and cash?

The Fund has 57 percent in corporate bonds, 19 percent in mortgage-backed bonds, 11 percent in Treasuries, 8 percent in asset-backed bonds and 5 percent in cash. As attractive investment issues present themselves, the cash position will be drawn down to take advantage of these opportunities. The allocation to the various asset classes is not static. It is reviewed on a regular basis to take advantage of price changes across sectors. We'll sell those that have appreciated and buy those bonds that have appreciation potential.

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge

Initial Net Asset Value ($9,600)

[Mountain Chart Appears Here]

                                        Lehman Brothers
                The AAL Bond Fund   Aggregate Bond Index/1/
                -----------------   -----------------------
Oct 31, 1989          9,603                 10,000
Dec 31, 1990         10,545                 11,028
Dec 31, 1991         12,204                 12,792
Dec 31, 1992         13,022                 13,739
Dec 31, 1993         14,168                 15,079
Dec 30, 1994         13,496                 14,639
Dec 29, 1995         15,663                 17,344
Dec 31, 1996         16,017                 17,971
Dec 31, 1997         17,455                 19,711
Dec 31, 1998         18,612                 21,421
Oct 29, 1999         18,349                 21,347

/1/ An unmanaged index that encompasses four major classes of fixed-income securities in the U.S.: U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities. It is not possible to invest directly in the index.

                         Average Annual Total Returns*
                                October 29, 1999

                                                                         From     Inception
                                          1-Year   5-Year   10-Year   Inception     Date
                                          -------------------------------------------------
Class A (without sales charge)..........  (1.29)%    6.32%     6.69%       6.83%    7/16/87
Class A** (with sales charge)...........  (5.28)%    5.45%     6.26%       6.48%    7/16/87
-------------------------------------------------------------------------------------------
Class B (without CDSC)..................  (2.23)%      NA        NA        4.14%     1/8/97
Class B** (with CDSC)...................  (6.14)%      NA        NA        3.14%     1/8/97
-------------------------------------------------------------------------------------------
Class I***..............................  (0.90)%      NA        NA        3.17%   12/29/97
-------------------------------------------------------------------------------------------
SEC Standardized Returns as of 9/30/99
Class A** (with sales charge)...........  (6.17)%    5.38%     6.46%       6.51%
Class B** (with CDSC)...................  (7.07)%      NA        NA        3.20%
Class I***..............................  (1.88)%      NA        NA        3.20%

*Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

**Class A performance reflects the maximum sales charge of 4%. Prior to 1/1/97, this was 4.75%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

***Class I shares have no sales load and are for institutional shareholders only.

20    The AAL Mutual Funds Semi-Annual Report

Can you tell us about the Fund's diversification?

The normal position size in the corporate and asset-backed portions is in the 1-percent to 1.5-percent range of the Fund. This is done to reduce credit risk in any one position while at the same time providing good industry representation. This should position the Fund to "hit a lot of singles" as the portfolio is made up of many positions that have an opportunity to perform.

/s/ Alan D. Onstad

Al Onstad
PORTFOLIO MANAGER

Credit Quality

[PIE CHART APPEARS HERE]

             % of Net Assets
                10/29/99
                --------
AAA................34%

AA................. 6%

A..................19%

BBB................41%
          --------------
           Total  100%

Average Quality: A
Average Maturity: 7.3 years

5 Largest Holdings

                                    % of Net Assets
Security                               10/29/99
--------                               --------

U.S. Treasury Bonds...................... 5.3%
  Coupon Rate: 7.250%
  Maturity Date: 5/15/2016

Federal National Mortgage Association.... 4.4%
  Coupon Rate: 5.500%
  Maturity Date: 1/1/2014

Countrywide Home Loan Series 1997-6-A-3.. 3.8%
  Coupon Rate: 6.750%
  Maturity Date: 11/25/2027

Federal National Mortgage Association.... 3.4%
  Coupon Rate: 6.500%
  Maturity Date: 6/1/2013

Mercantile Bancorporation, Inc. ......... 3.0%
  Coupon Rate: 7.625%
  Maturity Date: 10/15/2002

                                                          October 29, 1999    21

THE AAL MUTUAL FUNDS SEMI-ANNUAL REPORT . . . INCOME-ORIENTED FUNDS

 . A Share Ticker . . AMMXX . . . . . . B Share Ticker . . . NA . . . . . . A
Share Assets  . . . . .$319,585,342 . . . . . . B Share Assets. . .  $2,165,709
 . . . . . . I Share Assets. . . $18,567,214 . . . . . . A Share NAV . . . $1.00
 . . . . . .  B Share NAV . . . $1.00 . . . . . . I Share NAV . . . $1.00 . . . .
 . . Number of Securities in Portfolio . . . 131 . . . . . . . .

[PHOTO APPEARS HERE]

The AAL Money Market Fund

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The weighted average maturity seems to be increasing.  Why is this?

It has increased since the first part of the year, although it's been decreasing since the beginning of June. What we've tried to do is to stay close to the Donoghue Weighted Average Maturity (WAM). We're generally within a few days of that average all the time.

As shareholders continue to put money in the Fund, does this create problems in terms of investing it for an attractive yield?

The Fund has grown at a little more than $1 million a week so far this year and there haven't been any problems managing this flow of funds. We're looking for commercial paper with a maturity window of 90 to 150 days and there have been a sufficient number of attractively priced opportunities for the Fund.

However, the thought of the Y2K situation has created a period in December of this year and January of 2000 when companies or banks have decided not to issue commercial paper. For about a month in time, from about mid-December to mid-January, almost nothing's coming due.

We plan to maintain liquidity because certain issuers--GE Capital, Ford Motor and

                         Average Annual Total Returns*
                                October 29, 1999

                                                                         From     Inception
                                          1-Year   5-Year   10-Year   Inception     Date
                                          -------------------------------------------------
Class A (without sales charge)..........    4.46%    4.91%     4.59%       5.09%    3/10/88
-------------------------------------------------------------------------------------------
Class B (without CDSC)..................    3.39%      NA        NA        3.91%     1/8/97
Class B** (with CDSC)...................  (0.61)%      NA        NA        2.90%     1/8/97
-------------------------------------------------------------------------------------------
Class I***..............................    4.82%      NA        NA        4.99%   12/29/97
-------------------------------------------------------------------------------------------
SEC Standardized Returns as of 9/30/99
Class A** (without sales charge)........    4.47%    4.89%     4.62%       5.09%
Class B** (with CDSC)...................  (0.60)%      NA        NA        2.87%
Class I***..............................    4.82%      NA        NA        4.97%

*Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

**Class B performance reflects the maximum contingent deferred sales charge
  (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

***Class I shares have no sales load and are for institutional shareholders only.

22    The AAL Mutual Funds Semi-Annual Report

International Business Machines, to name a few--would allow us to sell that paper. We've spent a lot of time preparing for the end of the year.

How have the interest-rate moves affected the Fund?

The Fund's yield tends to move with what the Federal Reserve Board (the Fed) is doing. In May, the Fund's yield was 4.1 percent. As the Fed shifted to a tightening bias and made 0.25-percent interest rate increases in June and August, the Fund's yield is in the neighborhood of 4.5 percent--or about where it was at the beginning of the year.

/s/ Michael R. Hilt

Michael R. Hilt
PORTFOLIO MANAGER

5 Largest Holdings

                                      % of Net Assets
Security                                 10/29/99
--------                                 --------

Procter & Gamble Company...................4.44%
  Coupon Rate: 5.250% - 5.900%
  Maturity Date: 11/4/99 - 2/2/2000

Coca-Cola Company..........................4.43%
  Coupon Rate: 5.110% - 5.780%
  Maturity Date: 11/5/99 - 2/7/2000

Walt Disney Company........................4.37%
  Coupon Rate: 4.780% - 5.880%
  Maturity Date: 11/1/99 - 2/16/2000

IBM Credit Corporation.....................4.37%
  Coupon Rate: 5.230% - 5.920%
  Maturity Date: 11/23/99 - 2/15/2000

Lucent Technologies, Inc. .................4.36%
  Coupon Rate: 4.910% - 5.800%
  Maturity Date: 11/10/99 - 2/24/2000

Average Quality: First Tier
Average Maturity: 58 Days


Short-Term Investment Comparison
      October 29, 1999

[BAR CHART APPEARS HERE]

The AAL Money Market Fund 30-Day Yield (Class A shares)........4.79%
Salomon Brothers Short-Term Index*.............................4.44%

*Salomon Brothers Short-Term Index is an unmanaged index composed of 1-month
 U.S. Treasury Bills

                                                          October 29, 1999    23

The AAL Small Cap Stock Fund  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

    Investment Objective
    --------------------

The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks, and securities convertible into common stocks of small companies.


Shares  Common Stocks (91.8%)                                                                    Market Value
=============================================================================================================
Basic Materials (5.1%)
---------------------
     26,800   Cambrex Corporation..............................................................   $   810,700
     43,200   Casella Waste Systems, Inc.*.....................................................       580,500
     27,800   Geon Company.....................................................................       729,750
     37,000   Granite Construction, Inc........................................................       765,438
     54,000   Pope & Talbot, Inc...............................................................       783,000
     30,000   Southdown, Inc...................................................................     1,449,375
     21,500   Texas Industries, Inc............................................................       769,969
    128,400   Titanium Metals Corporation......................................................       770,400
     60,600   U.S. Aggregates, Inc.*...........................................................       723,412
                                                        -----------------------------------------------------
                                                        Total Basic Materials                       7,382,544
                                                        -----------------------------------------------------

Capital Goods (6.9%)
-------------------
     30,900   Applied Power, Inc...............................................................       898,031
     25,400   Artesyn Technologies, Inc.*......................................................       501,650
     53,300   Benchmark Electronics, Inc.*.....................................................       852,800
     23,700   Methode Electronics, Inc.........................................................       379,200
     13,800   Oak Industries, Inc.*............................................................       565,800
     84,100   Pinnacle Holdings, Inc.*.........................................................     2,018,400
    102,538   Tetra Tech, Inc.*................................................................     1,627,783
     26,800   Tower Automotive, Inc.*..........................................................       437,175
     25,350   Valassis Communications, Inc.*...................................................     1,090,050
     69,275   Vishay Intertechnology, Inc.*....................................................     1,692,908
                                                   ----------------------------------------------------------
                                                   Total Capital Goods                             10,063,797
                                                   ----------------------------------------------------------

Communication Services (3.0%)
----------------------------
     74,900   Digital Microwave Corporation*...................................................     1,114,138
     16,100   Dycom Industries, Inc.*..........................................................       524,256
     15,100   Gilat Satellite Networks, Ltd.*..................................................       787,088
     30,200   True North Communications, Inc...................................................     1,217,437
     14,400   Zebra Technologies Corporation*..................................................       783,000
                                                   ----------------------------------------------------------
                                                   Total Communication Services                     4,425,919
                                                   ----------------------------------------------------------

Consumer Cyclicals (14.4%)
-------------------------
     48,000   Acxiom Corporation*..............................................................       792,000
     16,000   Ames Department Stores, Inc.*....................................................       507,000
     10,100   AnnTaylor Stores Corporation*....................................................       429,881
     27,800   Applebee's International, Inc....................................................       800,988
    177,500   Bombay Company, Inc.*............................................................       732,188
     21,500   CEC Entertainment, Inc.*.........................................................       689,344
     12,600   Catalina Marketing Corporation*..................................................     1,179,675
     21,900   Columbia Sportswear Company*.....................................................       443,475

The accompanying notes to the financial statements are an integral part of this schedule.

24    The AAL Mutual Funds Semi-Annual Report

The AAL Cap Stock Fund - continued Schedule of Investments As of October 29, 1999

Shares         Common Stock (91.8%)                                                              Market Value
=============================================================================================================
Consumer Cyclicals (14.4%) - continued
--------------------------------------
      83,600   Dura Automotive Systems, Inc.*..............................................      $  1,567,500
      15,200   Ethan Allen Interiors, Inc..................................................           540,550
      26,000   Forrester Research, Inc.*...................................................         1,238,250
      46,800   Furniture Brands International, Inc.*.......................................           906,750
      22,300   Gentex Corporation*.........................................................           383,281
      63,300   Getty Images, Inc.*.........................................................         1,950,431
      41,900   Lamar Advertising Company*..................................................         2,262,600
     100,700   NOVA Corporation*...........................................................         2,618,200
      24,700   O'Reilly Automotive, Inc.*..................................................         1,077,538
      65,000   Pier 1 Imports, Inc.........................................................           385,937
      78,400   Ross Stores, Inc............................................................         1,617,000
      17,900   Zale Corporation*...........................................................           749,562
                                                        -----------------------------------------------------
                                                        Total Consumer Cyclicals                   20,872,150
                                                        -----------------------------------------------------

Consumer Staples (5.7%)
----------------------
     164,000   Daisytek International Corporation*.........................................         2,726,500
      27,000   Emmis Communications Corporation*...........................................         1,947,375
      87,000   Flowers Industries, Inc.....................................................         1,468,125
      38,300   Jack in the Box, Inc.*......................................................           921,594
      48,200   Koala Corporation*..........................................................           762,162
      10,100   Linens 'n Things, Inc.*.....................................................           401,475
                                                        -----------------------------------------------------
                                                        Total Consumer Staples                      8,227,231
                                                        -----------------------------------------------------
Energy (7.6%)
------------
      24,700   Atmos Energy Corporation....................................................           560,381
      21,800   BJ Services Company*........................................................           748,013
      37,300   Cascade Natural Gas Corporation.............................................           676,063
      31,500   Credence Systems Corporation*...............................................         1,437,188
      61,200   Nabors Industries, Inc.*....................................................         1,388,475
      95,400   Precision Drilling Corporation*.............................................         2,212,087
      99,700   Pride International, Inc.*..................................................         1,370,875
     105,500   UTI Energy Corporation*.....................................................         2,024,281
      22,200   Washington Gas Light Company................................................           603,562
                                                   -------------------------------------     ----------------
                                                   Total Energy                                    11,020,925
                                                   -------------------------------------     ----------------

Financials (14.0%)
------------------
      54,800   Annuity and Life Re (Holdings), Ltd..............................................    1,287,800
      43,500   Associated Banc-Corp.............................................................    1,673,388
      33,900   Bank United Corporation..........................................................    1,322,100
      18,600   Centura Banks, Inc...............................................................      979,988
      25,300   Commercial Federal Corporation...................................................      496,513
      26,900   Community First Bankshares, Inc..................................................      511,939
      52,700   Cullen/Frost Bankers, Inc........................................................    1,521,713
      30,000   F & M Bancorporation, Inc........................................................    1,085,625
      50,300   FirstMerit Corporation...........................................................    1,329,806
      17,700   Hudson United Bancorp............................................................      556,444
     231,800   INSpire Insurance Solutions, Inc.*...............................................    1,477,725
      12,600   Legg Mason, Inc..................................................................      458,325
      82,100   Peoples Heritage Financial Group, Inc............................................    1,559,900
      10,000   Profit Recovery Group International, Inc.*.......................................      411,875

The accompanying notes to the financial statements are an integral part of this schedule.

                                   The AAL Mutual Funds Semi-Annual Report    25


The AAL Small Cap Stock Fund - continued SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999


Shares         Common Stocks (91.8%)                                                             Market Value
=============================================================================================================
Financials (14.0%) - continued
------------------------------
      51,000   Radian Group, Inc...........................................................      $  2,693,438
       7,400   SEI Investments Company.....................................................           721,268
       9,300   U.S. Trust Corporation......................................................           754,462
      60,100   Waddell & Reed Financial, Inc., Class A.....................................         1,442,400
                                                        -----------------------------------------------------
                                                        Total Financials                           20,284,709
                                                        -----------------------------------------------------
Health Care (6.4%)
------------------
      11,700   Alpharma, Inc...............................................................           411,694
      13,500   Biomatrix, Inc.*............................................................           306,281
      23,600   COR Therapeutics, Inc.*.....................................................           476,425
      16,600   Coulter Pharmaceutical, Inc.*...............................................           282,200
      15,900   Express Scripts, Inc.*......................................................           781,088
       2,600   IDEC Pharmaceuticals Corporation*...........................................           302,088
      33,800   Interim Services, Inc.*.....................................................           555,587
      17,700   IDEXX Laboratories, Inc.*...................................................           267,712
      17,800   Inhale Therapeutic Systems, Inc.*...........................................           490,612
      79,300   Omnicare, Inc...............................................................           733,525
      32,400   Orthodontic Centers of America, Inc.*.......................................           445,500
      37,600   Patterson Dental Company*...................................................         1,694,350
      19,500   Priority Healthcare Corporation, Class B*...................................           391,219
       8,700   Protein Design Labs, Inc.*..................................................           348,544
      34,300   Renal Care Group, Inc.*.....................................................           638,837
      34,000   Superior Consultant Holdings Corporation*...................................           361,250
       9,400   Universal Health Services, Inc.*............................................           276,125
      17,400   Vertex Pharmaceuticals, Inc.*...............................................           498,075
                                                        -----------------------------------------------------
                                                        Total Health Care                           9,261,112
                                                        -----------------------------------------------------

Technology (23.9%)
------------------
      52,100   Advanced Fibre Communications, Inc.*........................................         1,139,688
      81,900   Amkor Technology, Inc.*.....................................................         1,653,356
      12,700   Aware, Inc.*................................................................           404,019
      48,600   BEA Systems, Inc.*..........................................................         2,217,375
      10,200   BISYS Group, Inc.*..........................................................           520,200
      38,500   Burr-Brown Corporation*.....................................................         1,513,531
       9,300   C-Cor.net Corporation*......................................................           365,025
       9,600   CTS Corporation.............................................................           543,000
      31,200   CIBER, Inc.*................................................................           508,950
      20,200   CommScope, Inc.*............................................................           805,475
      43,200   Computer Network Technology Corporation*....................................           693,900
      44,500   Cypress Semiconductor Corporation*..........................................         1,137,531
      20,500   DSP Communications, Inc.*...................................................           721,344
      13,300   Dallas Semiconductor Corporation............................................           783,038
     124,200   Deltek Systems, Inc.*.......................................................         1,443,825
      12,200   Electro Scientific Industries, Inc.*........................................           658,800
      26,000   Etec Systems, Inc.*.........................................................           992,875
      21,200   Graco, Inc..................................................................           710,200
      19,900   Hyperion Solutions Corporation*.............................................           485,063
      76,100   Kent Electronics Corporation*...............................................         1,479,194
      20,200   Lattice Semiconductor Corporation*..........................................           714,575
      28,800   Macromedia, Inc.*...........................................................         1,855,800

The accompanying notes to the financial statements are an integral part of this schedule.


26    The AAL Mutual Funds Semi-Annual Report

The AAL Small Cap Stock Fund - continued SCHEDULE OF INVESTMENTS AS OF
                                         OCTOBER 29, 1999

Shares             Common Stock (91.8%)                                                                                Market Value
===================================================================================================================================
Technology (23.9%) - continued
------------------------------
          10,100   Mercury Interactive Corporation*................................................................... $    819,363
          18,400   National Data Corporation..........................................................................      441,600
          11,300   National Instruments Corporation*..................................................................      339,706
          12,400   Novellus Systems, Inc.*............................................................................      961,000
          52,800   PairGain Technologies, Inc.*.......................................................................      646,800
          12,400   Plantronics, Inc.*.................................................................................      726,175
          25,400   Plexus Corporation*................................................................................      673,100
          49,700   RSA Security, Inc.*................................................................................    1,764,350
          13,000   Remedy Corporation*................................................................................      559,000
          31,800   SportsLine USA, Inc.*..............................................................................    1,142,812
          16,900   Synopsys, Inc.*....................................................................................    1,053,081
          92,500   Telecom Semiconductor*.............................................................................      855,625
         155,000   TETRA Technologies, Inc.*..........................................................................    1,288,437
          27,200   Whittman-Hart, Inc.*...............................................................................    1,045,500
          20,700   Xircom, Inc.*......................................................................................    1,044,056
                                                                                   ------------------------------------------------
                                                                                   Total Technology                      34,707,369
                                                                                   ================================================
Transportation (2.0%)
--------------------
          33,800   Atlantic Coast Airlines Holdings, Inc.*............................................................      785,850
          34,700   M.S. Carriers, Inc.*...............................................................................      980,275
          17,300   SkyWest, Inc.......................................................................................      429,256
          15,200   USFreightways Corporation..........................................................................      688,750
                                                                                   ------------------------------------------------
                                                                                   Total Transportation                   2,884,131
                                                                                   ================================================
Utilities (2.8%)
---------------
          74,900   MDU Resources Group, Inc...........................................................................    1,750,787
          17,300   New Jersey Resources Corporation...................................................................      703,894
          17,100   Philadelphia Suburban Corporation..................................................................      393,300
          22,000   Piedmont Natural Gas Company, Inc..................................................................      704,000
          14,100   United Water Resources, Inc........................................................................      475,875
                                                                                   ------------------------------------------------
                                                                                   Total Utilities                        4,027,856
                                                                                   ================================================

                                                                                   ------------------------------------------------
                                                                                   Total Common Stocks
                                                                                   (cost basis $122,269,778)            133,157,743
                                                                                    -----------------------------------------------
Principal Amount   Short-Term Investments (9.3%)                  Interest Rate/1/              Maturity Date
=============================================================================================================
$ 3,117,000        Coca-Cola Company/6/........................        5.230%                        11/24/99             3,105,679
 10,448,000        Merrill Lynch & Company, Inc................  5.280-5.300                    11/1-11/29/99            10,427,744
                                                                                   ------------------------------------------------
                                                                                   Total Short-Term Investments
                                                                                   (amortized cost basis $13,533,423)    13,533,423
                                                                                   ================================================
                                                                                   ------------------------------------------------
                                                                                   TOTAL INVESTMENTS (101.1%)
                                                                                   (amortized cost basis $135,803,201)  146,691,166
                                                                                   ================================================
                                                                                   ------------------------------------------------
                                                                                   Other Assets, Less Liabilities (-1.1%)(1,606,848)
                                                                                   ================================================
                                                                                   ------------------------------------------------
                                                                                   Net Assets (100.0%)                 $145,084,318
                                                                                   ================================================

*    Non-income producing security
/1/ The interest rate reflects the discount rate at the date of purchase. /6/ 4(2) Commercial paper
     See page 85 for a complete discussion of Investment Terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                                   The AAL Mutual Funds Semi-Annual Report    27

The AAL Mid Cap Stock Fund       SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Investment Objective

The Fund seeks long-term capital growth by investing in a diversified portfolio of common stocks, and securities convertible into common stocks, of mid-sized companies.

Shares         Common Stocks (90.9%)                                                             Market Value
=============================================================================================================
Basic Materials (4.8%)
----------------------
     125,000   Champion International Corporation..............................................   $ 7,226,563
     112,700   Minerals Technologies, Inc......................................................     4,860,187
     412,500   RPM, Inc........................................................................     4,924,219
      80,600   Rayonier, Inc...................................................................     3,304,600
     220,500   Southdown, Inc..................................................................    10,652,906
                                                        -----------------------------------------------------
                                                        Total Basic Materials..................    30,968,475
                                                        -----------------------------------------------------
Capital Goods (4.2%)
--------------------
     393,600   Azurix Corporation*.............................................................     5,535,000
     228,400   Pentair, Inc....................................................................     8,593,550
     113,600   SPX Corporation*................................................................     9,627,600
     205,300   Tower Automotive, Inc.*.........................................................     3,348,956
                                                        -----------------------------------------------------
                                                        Total Capital Goods....................    27,105,106
                                                        -----------------------------------------------------
Communication Services (3.1%)
-----------------------------
      64,100   Adelphia Communications Corporation*............................................     3,501,463
     189,000   CenturyTel, Inc.................................................................     7,642,687
     107,000   Univision Communications, Inc.*.................................................     9,101,687
                                                        -----------------------------------------------------
                                                        Total Communication Services...........    20,245,837
                                                        -----------------------------------------------------
Consumer Cyclicals (13.0%)
--------------------------
      81,100   Catalina Marketing Corporation*.................................................     7,592,988
      72,500   Cintas Corporation..............................................................     4,368,125
     314,100   Furniture Brands International, Inc.*...........................................     6,085,688
     101,100   Harley-Davidson, Inc............................................................     5,996,494
     163,300   Houghton Mifflin Company........................................................     6,919,837
      75,630   Intimate Brands, Inc............................................................     3,100,830
     160,500   Navigant Consulting, Inc.*......................................................     4,584,281
     199,625   Outdoor Systems, Inc.*..........................................................     8,459,109
      85,100   Reader's Digest Association, Inc................................................     2,744,475
     538,500   Republic Services, Inc.*........................................................     6,596,625
     251,500   Tommy Hilfiger Corporation*.....................................................     7,104,875
     225,100   USA Networks, Inc.*.............................................................    10,143,569
     187,500   Williams-Sonoma, Inc.*..........................................................    10,078,125
                                                        -----------------------------------------------------
                                                        Total Consumer Cyclicals                   83,775,021
                                                        -----------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

28    The AAL Mutual Funds Semi-Annual Report

The AAL Mid Cap Stock Fund - continued     SCHEDULE OF INVESTMENTS AS OF
                                           OCTOBER 29, 1999


Shares         Common Stocks (90.9%)                                                             Market Value
=============================================================================================================
Consumer Staples (4.4%)

     584,300   Blockbuster, Inc................................................................   $ 7,084,637
     273,200   Keebler Foods Company*..........................................................     8,725,325
     119,050   Outback Steakhouse, Inc.*.......................................................     2,738,150
     166,100   Starbucks Corporation*..........................................................     4,515,844
     336,600   Tyson Foods, Inc................................................................     5,133,150
                                                        -----------------------------------------------------
                                                        Total Consumer Staples                     28,197,106
                                                        -----------------------------------------------------
Energy (6.3%)

     227,600   BJ Services Company*............................................................     7,809,525
     324,000   EOG Resources, Inc..............................................................     6,743,250
     283,800   Nabors Industries, Inc.*........................................................     6,438,713
     200,000   Niagara Mohawk Power Corporation*...............................................     3,175,000
     344,500   Noble Drilling Corporation*.....................................................     7,643,594
     254,000   Precision Drilling Corporation*.................................................     5,889,625
     116,500   Tosco Corporation...............................................................     2,948,906
                                                        -----------------------------------------------------
                                                        Total Energy                               40,648,613
                                                        -----------------------------------------------------
Financials (14.5%)

     186,100   Associated Banc-Corp............................................................     7,159,025
     249,500   Charter One Financial, Inc......................................................     6,128,344
     474,575   Concord EFS, Inc.*..............................................................    12,843,186
      59,700   E*TRADE Group, Inc.*............................................................     1,421,606
      85,900   FINOVA Group, Inc...............................................................     3,784,969
     266,800   First Industrial Realty Trust, Inc..............................................     6,586,625
     305,000   Golden State Bancorp, Inc.*.....................................................     6,366,875
      11,400   M&T Bank Corporation............................................................     5,648,700
     140,700   MGIC Investment Corporation.....................................................     8,406,825
      87,800   Marshall & Ilsley Corporation...................................................     5,893,575
     169,355   Old Kent Financial Corporation..................................................     6,901,216
     440,500   Peoples Heritage Financial Group, Inc...........................................     8,369,500
     109,900   Protective Life Corporation.....................................................     3,977,006
      65,000   S&P 400 Mid-Cap Depository Receipts.............................................     4,895,313
     135,000   SouthTrust Corporation..........................................................     5,400,000
                                                        -----------------------------------------------------
                                                        Total Financials                           93,782,765
                                                        -----------------------------------------------------
Health Care (7.2%)

     153,100   BioChem Pharma, Inc.*...........................................................     3,148,119
     103,000   Biogen, Inc.*...................................................................     7,634,875
      50,000   Elan Corporation plc ADR*.......................................................     1,287,500
     180,800   Forest Laboratories, Inc.*......................................................     8,294,200
     132,800   Genzyme Corporation*............................................................     5,079,600
     229,000   Health Management Associates, Inc., Class A*....................................     2,032,375
      79,200   MedImmune, Inc.*................................................................     8,870,400
      86,100   Stryker Corporation.............................................................     5,316,675
      80,800   VISX, Inc.*.....................................................................     5,055,050
                                                        -----------------------------------------------------
                                                        Total Health Care                          46,718,794
                                                        -----------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

                                   The AAL Mutual Funds Semi-Annual Report    29

The AAL Mid Cap Stock Fund - continued   SCHEDULE OF INVESTMENTS AS OF
                                         OCTOBER 29, 1999


Share          Common Stocks (90.9%)                                                             Market Value
=============================================================================================================
Technology (23.6%)
      90,000   3Com Corporation*...............................................................  $  2,610,000
     120,100   Altera Corporation*.............................................................     5,839,863
      72,500   Analog Devices, Inc.*...........................................................     3,851,563
     175,000   BEA Systems, Inc.*..............................................................     7,984,375
     244,100   Cabletron Systems, Inc.*........................................................     4,042,906
     123,800   Carrier Access Corporation*.....................................................     6,120,362
     152,900   Comdisco, Inc...................................................................     3,086,669
      51,100   Comverse Technology, Inc.*......................................................     5,799,850
     221,200   Cypress Semiconductor Corporation*..............................................     5,654,425
      91,900   Electronic Arts, Inc.*..........................................................     7,426,669
     117,800   Fiserv, Inc.*...................................................................     3,769,600
     115,300   LSI Logic Corporation*..........................................................     6,132,519
     201,400   Legato Systems, Inc.*...........................................................    10,825,250
      33,600   Lexmark International Group, Inc.*..............................................     2,622,900
     112,800   Linear Technology Corporation...................................................     7,888,950
     142,800   Macromedia, Inc.*...............................................................     9,201,675
      51,100   Novellus Systems, Inc.*.........................................................     3,960,250
      29,100   PMC-Sierra, Inc.*...............................................................     2,742,675
     127,100   Pixar*..........................................................................     4,837,744
     209,900   RSA Security, Inc.*.............................................................     7,451,450
     105,800   Synopsys, Inc.*.................................................................     6,592,662
     144,300   Tandy Corporation...............................................................     9,081,881
     140,500   Teradyne, Inc.*.................................................................     5,409,250
      45,000   VERITAS Software Corporation*...................................................     4,854,375
      71,800   Vitesse Semiconductor Corporation*..............................................     3,293,825
     148,500   Xilinx, Inc.*...................................................................    11,675,812
                                                        -----------------------------------------------------
                                                        Total Technology                          152,757,500
                                                        -----------------------------------------------------

Transportation (2.4%)

      94,400   Comair Holdings, Inc............................................................     2,178,572
     257,500   Royal Caribbean Cruises, Ltd....................................................    13,663,594
                                                        -----------------------------------------------------
                                                        Total Transportation                       15,842,166
                                                        -----------------------------------------------------

Utilities (7.4%)

      52,100   AES Corporation*................................................................     2,940,394
     229,400   CMS Energy Corporation..........................................................     8,459,125
     332,450   MDU Resources Group, Inc........................................................     7,771,019
     204,200   National Fuel Gas Company.......................................................     9,980,275
     397,000   NiSource, Inc...................................................................     8,138,500
     114,500   Nicor, Inc......................................................................     4,436,875
     278,600   Sierra Pacific Resources........................................................     6,268,500
                                                        -----------------------------------------------------
                                                        Total Utilities                            47,994,688
                                                        -----------------------------------------------------

                                                        -----------------------------------------------------
                                                        Total Common Stocks
                                                        (cost basis $527,947,192)                 588,036,071
                                                        -----------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

30   The AAL Mutual Funds Semi-Annual Report

The AAL Mid Cap Stock Fund - continued      SCHEDULE OF INVESTMENTS AS OF
                                            OCTOBER 29, 1999


Shares         Preferred Stocks (0.7%)                                                           Market Value
=============================================================================================================
      21,500   AES Corporation Trust Convertible Securities, Series A                            $  1,698,500
      95,000   Readers Digest Association, Inc. Trust Automatic Common Exchange Securities.......   2,826,250
                                                        -----------------------------------------------------
                                                        Total Preferred Stocks
                                                        (cost basis $4,810,634)                     4,524,750
                                                        =====================================================


Principal Amount    Long-Term Fixed Income Investments (1.7%)     Interest Rate      Maturity Date
==================================================================================================
$ 1,400,000         BEA Systems, Inc., Convertible Bonds/2/...........  4.000%           6/15/2005    2,525,250
  4,750,000         BEA Systems, Inc., Convertible Bonds..............  4.000            6/15/2005    8,567,812
                                                        -------------------------------------------------------
                                                        Total Long-Term Fixed Income Investments
                                                        (amortized cost basis $4,653,008)            11,093,062
                                                        =======================================================

                                                        -------------------------------------------------------
                                                        Total Long-Term Investments
                                                        (amortized cost basis $537,410,834)         603,653,883
                                                        =======================================================

                    Short-Term Investments (8.2%)                 Interest Rate/1/   Maturity Date
                    ==============================================================================
 12,625,000         Coca-Cola Company/6/........................        5.230%            11/24/99   $ 12,579,147
 18,200,000         GTE Corporation.............................        5.220             11/17/99     18,152,498
 22,431,000         Merrill Lynch & Company, Inc................  5.280-5.300        11/1-11/29/99     22,381,080
                                                        ---------------------------------------------------------
                                                        Total Short-Term Investments
                                                        (amortized cost basis $53,112,725)             53,112,725
                                                        =========================================================

                                                        ---------------------------------------------------------
                                                        TOTAL INVESTMENTS (101.5%)
                                                        (amortized cost basis $590,523,559)           656,766,608
                                                        =========================================================

                                                        ---------------------------------------------------------
                                                        Other Assets, Less Liabilities (-1.5%)        (10,010,713)
                                                        =========================================================

                                                        ---------------------------------------------------------
                                                        Total Net Assets (100.0%)                    $646,755,895
                                                        =========================================================

*    Non-Income Producing Security
/1/ The Interest rate reflects the discount rate at the date of purchase. /2/ 144A Security
/6/  4(2) Commercial paper
     See page 85 for a complete discussion of Investment Terms.

The accompanying notes to the financial statements are on integral part of this schedule.

                                   The AAL Mutual Funds Semi-Annual Report    31

The AAL International Fund        SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Investment Objective
The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.


Shares             Common Stocks (97.2%)                                 Industry                                      Market Value
===================================================================================================================================
Australia (1.6%)
        269,570    Australia & New Zealand Banking Group, Ltd........    Banking & Finance                              $ 1,777,722
        363,787    Coca-Cola Amatil, Ltd.............................    Food & Beverage                                  1,121,984
                                                                -------------------------------------------------------------------
                                                                Total Australia                                           2,899,706
                                                                -------------------------------------------------------------------
Canada (3.7%)
         56,300    BCE, Inc..........................................    Technology                                       3,391,244
         50,400    Manulife Financial Corporation*...................    Insurance                                          606,486
         53,300    Seagram Company, Ltd..............................    Food & Beverage                                  2,643,439
                                                                -------------------------------------------------------------------
                                                                Total Canada                                              6,641,169
                                                                -------------------------------------------------------------------
France (8.3%)
         16,120    Carrefour SA......................................    Retail Stores                                    2,982,048
         13,837    Equant NV*........................................    Technology                                       1,345,304
         78,254    Rhodia SA.........................................    Drugs & Medicine                                 1,509,314
         23,660    Suez Lyonnaise des Eaux...........................    Construction                                     3,817,332
         29,500    Valeo SA..........................................    Automotive                                       2,117,774
         44,130    Vivendi...........................................    Utilities                                        3,341,987
                                                                -------------------------------------------------------------------
                                                                Total France                                             15,113,759
                                                                -------------------------------------------------------------------
Germany (11.0%)
         80,782    Bayerische Motoren Werke AG.......................    Transportation                                   2,602,447
          6,637    Celanese AG.......................................    Chemicals                                          103,591
         66,368    Hoechst AG........................................    Holding Company                                  2,905,431
         37,880    Mannesmann AG.....................................    Machinery                                        5,840,862
         70,867    Metallgesellshaft AG..............................    Basic Materials                                  1,477,079
          6,267    SAP Aktiengesellschaft............................    Business Services                                2,702,043
         29,690    Siemens AG........................................    Consumer Products                                2,652,564
         30,674    Veba AG...........................................    Diversified Manufacturing                        1,674,915
                                                                -------------------------------------------------------------------
                                                                Total Germany                                            19,958,932
                                                                -------------------------------------------------------------------
Greece (0.5%)
         40,120    Hellenic Telecommunication Organization SA........    Technology                                         850,149
                                                                -------------------------------------------------------------------
                                                                Total Greece                                                850,149
                                                                -------------------------------------------------------------------
Hong Kong (2.0%)
        504,000    China Telecom (Hong Kong), Ltd.*.................     Technology                                       1,725,517
        192,000    Hutchinson Whampoa, Ltd...........................    Holding Company                                  1,927,537
                                                                -------------------------------------------------------------------
                                                                Total Hong Kong                                           3,653,054
                                                                -------------------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

32    The AAL Mutual Funds Semi-Annual Report

                                  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999


Shares         Common Stocks (97.2%)                                 Industry                                          Market Value
====================================================================================================================================
Hungary (0.5%)
      18,400   Gedeon Richter....................................... Drugs & Medicine                                      $839,577
                                                                -------------------------------------------------------------------
                                                                Total Hungary                                               839,577
                                                                -------------------------------------------------------------------
Italy (6.2%)
     981,123   Banca Nazionale del Lavoro*.......................... Banking & Finance                                    3,320,597
      60,000   Banca Popolare di Bergamo Credito Varesino SpA....... Banking & Finance                                    1,289,679
     289,700   Mediaset SpA ........................................ Media                                                2,889,692
     197,412   Telecom Italia SpA................................... Technology                                           1,703,545
     443,900   Unicredito Italiano SpA.............................. Banking & Finance                                    2,076,261
                                                                -------------------------------------------------------------------
                                                                Total Italy                                              11,279,774
                                                                -------------------------------------------------------------------
Japan (29.1%)
     439,000   Fuji Bank, Ltd....................................... Banking & Finance                                    6,015,427
      87,000   Fujitsu, Ltd. ....................................... Technology                                           2,617,670
      21,000   Ito-Yokado Company, Ltd.............................. Retail Stores                                        1,678,229
      78,000   Kao Corporation...................................... Retail Stores                                        2,376,773
      20,000   Murata Manufacturing Company, Ltd.................... Electronics                                          2,568,034
         186   Nippon Telegraph & Telephone Corporation............. Technology                                           2,851,667
         425   NTT Mobile Communication Network, Inc................ Technology                                          11,280,663
     162,000   Nikko Securities Company, Ltd........................ Banking & Finance                                    1,521,272
      16,000   Rohm Company, Ltd.................................... Electronics                                          3,587,581
     488,000   Sakura Bank, Ltd..................................... Banking & Finance                                    4,189,805
     127,000   Sanwa Bank, Ltd...................................... Banking & Finance                                    1,887,476
       3,040   Shohkoh Fund & Company, Ltd.......................... Banking & Finance                                    1,858,490
      26,000   TDK Corporation ..................................... Electronics                                          2,543,695
      72,000   Takeda Chemical Industries, Ltd...................... Health Care                                          4,132,618
      16,000   Takefuji Corporation................................. Banking & Finance                                    2,069,758
      36,000   Yamanouchi Pharmaceutical Company, Ltd............... Health Care                                          1,631,660
                                                                -------------------------------------------------------------------
                                                                Total Japan                                              52,810,818
                                                                -------------------------------------------------------------------
Netherlands (9.3%)
      38,000   Gucci Group NV....................................... Retail Stores                                        3,068,500
      29,883   Laurus NV ........................................... Retail Stores                                          664,310
      29,900   Royal Dutch Petroleum Company........................ Oil-International                                    1,786,018
     121,943   Royal Kpn NV......................................... Technology                                           6,253,520
      92,848   Verenigde Nederlands Uitgeversbedrijven Verenigd
               Bezit................................................ Publishing/Printing                                  3,137,548
      66,961   Vendex Kbb NV........................................ Retail Stores                                        1,953,088
                                                                -------------------------------------------------------------------
                                                                Total Netherlands                                        16,862,984
                                                                -------------------------------------------------------------------
New Zealand (1.2%)
     542,144   Telecom Corporation of New Zealand, Ltd. ............ Technology                                           2,178,894
                                                                -------------------------------------------------------------------
                                                                Total New Zealand                                         2,178,894
                                                                -------------------------------------------------------------------
South Korea (0.3%)
      17,300   Korea Telecom Corporation*........................... Technology                                             609,825
                                                                -------------------------------------------------------------------
                                                                Total South Korea                                           609,825
                                                                -------------------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

                                   The AAL Mutual Funds Semi-Annual Report    33

                                  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999


Shares             Common Stocks (97.2%)                             Industry                                          Market Value
====================================================================================================================================
Spain (2.3%)
          22,537   Banco Popular Espanol SA......................... Banking & Finance                                   $1,516,048
         156,945   Telefonica SA* .................................. Technology                                           2,580,008
                                                                -------------------------------------------------------------------
                                                                Total Spain                                               4,096,056
                                                                -------------------------------------------------------------------
Sweden (1.7%)
         115,556   Hennes & Mauritz AB.............................. Retail Stores                                        3,064,867
                                                                -------------------------------------------------------------------
                                                                Total Sweden                                              3,064,867
                                                                -------------------------------------------------------------------
Switzerland (2.9%)
           5,753   Clariant AG...................................... Chemicals                                            2,518,377
           1,890   Novartis AG...................................... Health Care                                          2,828,116
                                                                -------------------------------------------------------------------
                                                                Total Switzerland                                         5,346,493
                                                                -------------------------------------------------------------------
United Kingdom (16.6%)
          57,434   AstraZeneca plc.................................. Medical Supplies                                     2,593,672
         162,950   British American Tobacco plc..................... Holding Company                                      1,086,957
         619,500   British Aerospace plc............................ Aerospace/Defense                                    3,634,251
         196,755   British Sky Broadcasting Group plc............... Technology                                           2,108,320
         295,600   Diageo plc....................................... Consumer Products                                    2,997,716
         125,826   Glaxo Wellcome plc............................... Drugs & Medicine                                     3,708,295
         170,200   Imperial Chemical Industries plc................. Chemicals                                            1,696,693
         148,655   Railtrack Group plc.............................. Holding Company                                      3,034,572
         366,930   Reed International plc........................... Holding Company                                      2,142,031
         424,200   Somerfield plc................................... Retail Stores                                          887,521
       1,343,447   Vodafone AirTouch plc............................ Technology                                           6,260,895
                                                                -------------------------------------------------------------------
                                                                Total United Kingdom                                     30,150,923
                                                                -------------------------------------------------------------------

                                                                -------------------------------------------------------------------
                                                                Total Common Stocks
                                                                (cost basis $138,753,347)                               176,356,980
                                                                -------------------------------------------------------------------

Principal Amount   Short-Term Investments (4.0%)                                    Interest Rate/1/  Maturity Date
====================================================================================================================
      $7,200,000   Gillette Company........................................................ 5.300%          11/1/99       7,197,880
                                                                -------------------------------------------------------------------
                                                                Total Short-Term Investments
                                                                (amortized cost basis $7,197,880)                         7,197,880
                                                                -------------------------------------------------------------------

                                                                -------------------------------------------------------------------
                                                                TOTAL INVESTMENTS (101.2%)
                                                                (amortized cost basis $145,951,227)                     183,554,860
                                                                -------------------------------------------------------------------

                                                                -------------------------------------------------------------------
                                                                Other Assets, Less Liabilities (-1.2%)                   (2,240,152)
                                                                -------------------------------------------------------------------

                                                                -------------------------------------------------------------------
                                                                Net Assets (100.0%)                                    $181,314,708
                                                                -------------------------------------------------------------------

*Non-income producing security
/1/The interest rate reflects the discount rate at the date of purchase.
  See page 85 for a complete discussion of Investment Terms.

The accompanying notes to the financial statements are an integral part of this schedule.

34    The AAL Mutual Funds Semi-Annual Report

The AAL Capital Growth Fund  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

    Investment Objective
The Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Shares         Common Stocks (92.7%)                                                             Market Value
=============================================================================================================
Basic Materials (0.1%)
     162,500   Eastman Chemical Company........................................................... $6,266,406
                                                        -----------------------------------------------------
                                                        Total Basic Materials                       6,266,406
                                                        -----------------------------------------------------
Capital Goods (5.9%)
     437,000   Cordant Technologies, Inc.......................................................... 13,628,938
   1,133,500   General Electric Company...........................................................153,660,094
     617,400   Herman Miller, Inc................................................................. 13,389,863
     152,300   Honeywell, Inc..................................................................... 16,058,131
      98,300   PACCAR, Inc. ......................................................................  4,632,387
     197,000   Rockwell International Corporation.................................................  9,542,187
     406,200   United Technologies Corporation.................................................... 24,575,100
                                                        -----------------------------------------------------
                                                        Total Capital Goods                       235,486,700
                                                        -----------------------------------------------------
Communication Services (6.7%)
   1,660,843   AT&T Corporation................................................................... 77,644,410
     257,200   Adelphia Communications Corporation*............................................... 14,049,550
     671,100   Bell Atlantic Corporation.......................................................... 43,579,556
     300,000   MCI WorldCom, Inc.*................................................................ 25,743,750
     397,000   Motorola, Inc. .................................................................... 38,682,688
     870,139   SBC Communications, Inc............................................................ 44,322,706
     262,000   Sprint Corporation................................................................. 19,469,875
      65,500   Sprint PCS Group*..................................................................  5,432,406
                                                        -----------------------------------------------------
                                                        Total Communication Services              268,924,941
                                                        -----------------------------------------------------
Consumer Cyclicals (7.0%)
     325,000   Family Dollar Stores, Inc..........................................................  6,703,125
     329,800   Gannett Company, Inc............................................................... 25,435,825
     672,700   Harley-Davidson, Inc............................................................... 39,899,519
   1,943,400   Ross Stores, Inc. ................................................................. 40,082,625
     433,600   New York Times Company, Class A.................................................... 17,452,400
   1,037,000   Tiffany and Company................................................................ 61,701,500
     106,700   Times Mirror Company...............................................................  7,695,737
   1,471,200   Wal-Mart Stores, Inc............................................................... 84,042,300
                                                        -----------------------------------------------------
                                                        Total Consumer Cyclicals                  283,013,031
                                                        -----------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

                                   The AAL Mutual Funds Semi-Annual Report    35

                SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Shares        Common Stocks (92.7%)                                                              Market Value
===================================================================================================================
Common Staples (21.6%)

     388,000  Alberto-Culver Company.............................................................$  9,142,250
     260,000  Cablevision Systems Corporation, Class A*..........................................  17,566,250
   3,008,000  Comcast Corporation................................................................ 126,712,000
      45,150  Corn Products International, Inc...................................................   1,470,197
   3,011,400  Cox Communications, Inc., Class A*................................................. 136,830,488
     109,200  Dean Foods Company.................................................................   5,050,500
     623,000  General Mills, Inc.................................................................  54,317,813
     372,000  Kimberly-Clark Corporation.........................................................  23,482,500
   1,697,916  Liberty Media Group*...............................................................  67,386,041
   1,721,349  MediaOne Group, Inc.*.............................................................. 122,323,363
     231,200  MediaOne Group, Inc. `ATI' Premium Income Exchangeable Securities 6.250% 8/15/2001.  24,044,800
   1,667,600  Philip Morris Companies, Inc.......................................................  42,002,675
     709,600  Procter & Gamble Company...........................................................  74,419,300
     539,700  Safeway, Inc.*.....................................................................  19,058,156
     715,600  Time Warner, Inc...................................................................  49,868,375
   3,807,400  Walgreen Company...................................................................  95,898,887
                                                        -----------------------------------------------------------
                                                        Total Consumer Staples                    869,573,595
                                                        -----------------------------------------------------------
Energy (6.8%)
     310,000  Apache Corporation, Inc............................................................  12,090,000
     633,200  BP Amoco plc ADR...................................................................  36,567,300
     225,500  Chevron Corporation................................................................  20,590,969
     245,100  Columbia Energy Group..............................................................  15,931,500
     415,300  ENSCO International, Inc...........................................................   8,046,438
   1,012,800  EOG Resources, Inc.................................................................  21,078,900
   1,086,300  Exxon Corporation..................................................................  80,454,094
     375,500  Halliburton Company................................................................  14,151,656
     325,500  MidAmerican Energy Holdings Company................................................  10,944,937
     382,900  Nabors Industries, Inc. *..........................................................   8,687,044
     727,600  Royal Dutch Petroleum Company ADR..................................................  43,610,525
                                                        -----------------------------------------------------------
                                                        Total Energy                              272,153,363
                                                        -----------------------------------------------------------
Financials (16.3%)
     401,500  American Express Company...........................................................  61,831,000
   1,295,468  American International Group, Inc.................................................  133,352,237
     117,400  Associates First Capital Corporation...............................................   4,285,100
     607,000  Bank of America Corporation........................................................  39,075,625
     703,300  CIGNA Corporation..................................................................  52,571,675
   1,004,100  Citigroup, Inc.....................................................................  54,346,913
   1,903,600  Conseco, Inc.......................................................................  46,281,275
     684,800  Fannie Mae.........................................................................  48,449,600
      27,300  Hartford Life, Inc.................................................................   1,426,425
     497,400  Household International, Inc.......................................................  22,196,475
     391,900  J.P.  Morgan & Company, Inc........................................................  51,289,912

36 The accompanying notes to the financial statements are an integral part of this schedule.

     The AAL Mutual Funds Semi-annual Report

The AAL Capital Growth Fund - continued SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999


Shares         Common Stocks (92.7%)                                                             Market Value
===================================================================================================================
Financials (16.3%) - continued
     959,793  MBNA Corporation...................................................................$ 26,514,282
     529,100  MGIC Investment Corporation........................................................  31,613,725
     362,000  Morgan Stanley Dean Witter & Company...............................................  39,933,125
     962,000  National City Corporation..........................................................  28,379,000
      94,500  Northern Trust Corporation.........................................................   9,125,156
     234,340  Starwood Hotels & Resorts Worldwide, Inc...........................................   5,375,174
                                                        -----------------------------------------------------
                                                        Total Financials                          656,046,699
                                                        -----------------------------------------------------
Health Care (9.6%)
     361,200  Elan Corporation plc ADR*..........................................................   9,300,900
     543,300  Eli Lilly & Company................................................................  37,419,788
     637,700  Johnson & Johnson..................................................................  66,799,075
     421,800  Medtronic, Inc. ...................................................................  14,604,825
   1,511,600  Merck & Company, Inc............................................................... 120,266,675
   2,255,100  Pfizer, Inc. ......................................................................  89,076,450
     657,600  Schering-Plough Corporation........................................................  32,551,200
     313,600  Wellpoint Health Networks, Inc.*...................................................  18,188,800
                                                        -----------------------------------------------------
                                                        Total Health Care                         388,207,713
                                                        -----------------------------------------------------
Technology (17.8%)
   1,380,900  ADC Telecommunications, Inc.*......................................................  65,851,669
     207,700  Arrow Electronics, Inc.*...........................................................   4,530,456
      15,600  At Home Corporation* ..............................................................     583,050
   1,500,400  Automatic Data Processing, Inc.....................................................  72,300,525
     950,850  Cisco Systems, Inc.* ..............................................................  70,362,900
     238,075  Computer Associates International, Inc.............................................  13,451,238
     227,000  Computer Sciences Corporation*.....................................................  15,592,063
     630,866  First Data Corporation.............................................................  28,822,690
     283,000  Gateway, Inc.* ....................................................................  18,695,688
     171,600  Hewlett-Packard Company............................................................  12,709,125
   1,118,200  Intel Corporation..................................................................  86,590,612
   1,643,448  Lucent Technologies, Inc........................................................... 105,591,534
   1,555,800  Microsoft Corporation*............................................................. 144,008,737
     362,300  National Data Corporation..........................................................   8,695,200
   1,077,200  Tellabs, Inc.* ....................................................................  68,132,900
                                                        -----------------------------------------------------
                                                        Total Technology                          715,918,387
                                                        -----------------------------------------------------
Transportation (0.1%)
      86,600  CNF Transportation, Inc. ..........................................................   2,863,212
                                                        -----------------------------------------------------
                                                        Total Transportation                        2,863,212
                                                        -----------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mutual Funds Semi-Annual Report    37

The AAL Capital Growth Fund - continued SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Shares             Common Stocks (92.7%)                                                                               Market Value
====================================================================================================================================
Utilities (0.8%)
         788,000   Edison International.................................................................................$23,344,500
         234,300   Entergy Corporation .................................................................................  7,014,356
                                                                              -----------------------------------------------------
                                                                              Total Utilities                            30,358,856
                                                                              -----------------------------------------------------

                                                                              -----------------------------------------------------
                                                                              Total Common Stocks
                                                                              (cost basis $1,690,622,280)             3,728,812,903
                                                                              -----------------------------------------------------

Principal Amount   Short-Term Investments (7.4%)                            Interest Rate/1/          Maturity Date
===================================================================================================================
     $35,370,000   AT&T Corporation........................................... 5.240-5.260%            12/6-12/7/99      35,177,063
      35,231,000   Bell Atlantic Network Funding Corporation.................. 5.260-5.270             11/4-11/8/99      35,196,457
      38,337,000   Ford Motor Credit Company.................................. 5.250-5.700       12/17/99-1/10/2000      37,975,002
      54,874,000   General Electric Capital Corporation....................... 5.260-5.940       11/23/99-1/20/2000      54,523,159
      13,582,000   GTE Corporation ...........................................       5.220                 11/17/99      13,546,551
      16,850,000   Heller Financial, Inc......................................       5.320                 11/22/99      16,792,729
      64,800,000   Merrill Lynch & Company, Inc............................... 5.280-5.300            11/1-12/10/99      64,609,616
      25,808,000   Toyota Motor Corporation................................... 5.240-5.260           11/18-11/30/99      25,710,168
      13,010,000   Transamerica Finance Corporation...........................       5.340                  12/2/99      12,946,793
                                                                                ---------------------------------------------------
                                                                                Total Short-Term Investments
                                                                                (amortized cost basis $296,477,538)     296,477,538
                                                                                ---------------------------------------------------

                                                                                ---------------------------------------------------
                                                                                TOTAL INVESTMENTS (100.1%)
                                                                                (amortized cost basis $1,987,099,818) 4,025,290,441
                                                                                ---------------------------------------------------


                                                                                ---------------------------------------------------
                                                                                Other Assets, Less Liabilities (-0.1%)   (1,296,521)
                                                                                ---------------------------------------------------

                                                                                ---------------------------------------------------
                                                                                Net Assets (100.0%)                  $4,023,993,920
                                                                                ---------------------------------------------------

*Non-income producing security
/1/The interest rate reflects the discount rate at the date of purchase.
   See page 85 for a complete discussion of Investment Terms.


The accompanying notes to the financial statements are an integral part of this schedule.

38    The AAL Mutual Funds Semi-Annual Report

The AAL Equity Income Fund  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Investment Objective

The Fund seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.


Shares         Common Stocks (92.7%)                                                             Market Value
=============================================================================================================
Basic Materials (5.9%)
      28,596   E.I. du Pont de Nemours and Company...............................................$  1,842,655
      55,000   International Paper Company.......................................................   2,894,375
      97,000   Masco Corporation.................................................................   2,958,500
     100,000   Plum Creek Timber Company, Inc....................................................   2,625,000
     119,300   Southdown, Inc. ..................................................................   5,763,681
      52,000   USX - US Steel Group..............................................................   1,329,250
                                                        -----------------------------------------------------
                                                        Total Basic Materials                      17,413,461
                                                        -----------------------------------------------------
Capital Goods (8.9%)
      64,000   AlliedSignal, Inc.................................................................   3,644,000
      57,000   BFGoodrich Company................................................................   1,350,188
      44,000   Boeing Company....................................................................   2,026,750
      21,000   Corning, Inc. ....................................................................   1,651,125
     154,774   Delphi Automotive Systems Corporation.............................................   2,544,098
      55,000   Emerson Electric Company..........................................................   3,303,437
      38,000   Honeywell, Inc....................................................................   4,006,625
      34,000   Lockheed Martin Corporation.......................................................     680,000
      50,000   Pitney Bowes, Inc.................................................................   2,278,125
      67,000   Tenneco, Inc. ....................................................................   1,072,000
      62,000   United Technologies Corporation...................................................   3,751,000
                                                        -----------------------------------------------------
                                                        Total Capital Goods                        26,307,348
                                                        -----------------------------------------------------
Communication Services (14.7%)
     116,053   AT&T Corporation..................................................................   5,425,478
      56,600   Bell Atlantic Corporation.........................................................   3,675,463
      90,000   Cable & Wireless plc ADR..........................................................   3,150,000
      35,000   GTE Corporation...................................................................   2,625,000
     102,024   MCI WorldCom, Inc.*...............................................................   8,754,934
     162,147   SBC Communications, Inc...........................................................   8,259,363
     102,825   Telefonica SA ADR*................................................................   5,134,823
     137,500   Vodafone AirTouch plc ADR.........................................................   6,591,406
                                                        -----------------------------------------------------
                                                        Total Communication Services               43,616,467
                                                        -----------------------------------------------------
Consumer Cyclicals (9.0%)
      61,000   AutoZone, Inc.* ..................................................................   1,620,313
      52,000   Convergys Corporation*............................................................   1,017,250
      48,000   Dayton Hudson Corporation.........................................................   3,102,000

The accompanying notes to the financial statements are an integral part of this schedule.

38    The AAL Mutual Funds Semi-Annual Report

                                  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999


Shares         Common Stocks (92.7%)                                                             Market Value
=============================================================================================================
Consumer Cyclicals (9.0%) - continued
     126,250   Dollar General Corporation........................................................$  3,329,844
      33,000   Ford Motor Company................................................................   1,810,875
      14,000   Gannett Company, Inc..............................................................   1,079,750
      24,000   General Motors Corporation........................................................   1,686,000
     165,500   Hasbro, Inc. .....................................................................   3,413,437
      54,000   Home Depot, Inc...................................................................   4,077,000
     143,000   Kmart Corporation*................................................................   1,438,937
      52,000   Lowe's Companies, Inc.............................................................   2,860,000
      28,000   New York Times Company, Class A...................................................   1,127,000
                                                        -----------------------------------------------------
                                                        Total Consumer Cyclicals                   26,562,406
                                                        -----------------------------------------------------
Consumer Staples (6.9%)
      44,000   Albertson's, Inc. ................................................................   1,597,750
      71,000   Flowers Industries, Inc...........................................................   1,198,125
     105,000   Fox Entertainment Group, Inc.*....................................................   2,270,625
      43,000   H.J. Heinz Company................................................................   2,053,250
      43,888   Liberty Media Group*..............................................................   1,741,805
      78,800   MediaOne Group, Inc.*.............................................................   5,599,725
      76,000   Ralston Purina Company............................................................   2,389,250
      86,000   Sara Lee Corporation..............................................................   2,327,375
      73,000   Tyson Foods, Inc. ................................................................   1,113,250
                                                        -----------------------------------------------------
                                                        Total Consumer Staples                     20,291,155
                                                        -----------------------------------------------------
Energy (12.8%)
      85,000   BJ Services Company* .............................................................   2,916,563
      73,048   BP Amoco plc ADR .................................................................   4,218,522
      73,000   Coastal Corporation...............................................................   3,075,125
      19,500   Columbia Energy Group.............................................................   1,267,500
     109,191   Conoco, Inc., Class B.............................................................   2,961,806
      27,000   Consolidated Natural Gas Company..................................................   1,728,000
      74,000   Halliburton Company...............................................................   2,788,875
      36,000   Mobil Corporation.................................................................   3,474,000
     169,000   Noble Drilling Corporation*.......................................................   3,749,687
      96,000   Questar Corporation...............................................................   1,728,000
      87,000   Texaco, Inc. .....................................................................   5,339,625
      71,000   Transocean Offshore, Inc...........................................................  1,930,312
      72,000   Williams Companies, Inc............................................................  2,700,000
                                                        -----------------------------------------------------
                                                        Total Energy                               37,878,015
                                                        -----------------------------------------------------
Financials (12.3%)
      48,910   Associates First Capital Corporation..............................................   1,785,215
      31,900   Banc One Corporation..............................................................   1,198,244
      32,000   Bank of New York Company, Inc.....................................................   1,340,000
      44,000   Chase Manhattan Corporation.......................................................   3,844,500
      32,000   CIGNA Corporation.................................................................   2,392,000
      64,000   Citigroup, Inc....................................................................   3,464,000
      63,000   Conseco, Inc. ....................................................................   1,531,688
      40,000   Crescent Real Estate Equities Company.............................................     667,500

The accompanying notes to the financial statements are an integral part of this schedule.

40    The AAL Mutual Funds Semi-Annual Report

                                  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Shares         Common Stocks (92.7%)                                                             Market Value
=============================================================================================================
Financials (12.3%) - continued
      52,000   Duke Realty Investments, Inc......................................................$  1,020,500
      25,000   Equity Residential Properties Trust...............................................   1,045,313
      31,000   Fannie Mae........................................................................   2,193,250
     111,000   First Industrial Realty Trust, Inc................................................   2,740,312
      24,000   Fleet Boston Corporation..........................................................   1,047,000
      41,000   Freddie Mac.......................................................................   2,216,562
      60,000   Mellon Bank Corporation...........................................................   2,216,250
      23,000   Mercantile Bankshares Corporation.................................................     828,000
      39,000   Simon Property Group, Inc.........................................................     899,437
      93,581   Starwood Hotels & Resorts Worldwide, Inc..........................................   2,146,514
      53,000   Torchmark Corporation.............................................................   1,652,937
      13,000   Union Planters Corporation........................................................     578,500
      27,000   XL Capital, Ltd...................................................................   1,449,563
                                                        -----------------------------------------------------
                                                        Total Financials                           36,257,285
                                                        -----------------------------------------------------
Health Care (8.2%)
      39,000   Baxter International, Inc.........................................................   2,530,125
     148,200   CVS Corporation ..................................................................   6,437,438
      64,000   Elan Corporation plc ADR*.........................................................   1,648,000
      33,000   Eli Lilly & Company...............................................................   2,272,875
      29,000   Johnson & Johnson.................................................................   3,037,750
      78,000   Medtronic, Inc. ..................................................................   2,700,750
      34,000   Merck & Company, Inc..............................................................   2,705,125
      36,000   Warner-Lambert Company............................................................   2,873,250
                                                        -----------------------------------------------------
                                                        Total Health Care                          24,205,313
                                                        -----------------------------------------------------
Technology (5.2%)
      31,000   ADC Telecommunications, Inc.*.....................................................   1,478,313
      40,000   CIENA Corporation* ...............................................................   1,410,000
      78,000   First Data Corporation............................................................   3,563,625
      38,000   International Business Machines Corporation.......................................   3,738,250
      82,444   Lucent Technologies, Inc..........................................................   5,297,027
                                                        -----------------------------------------------------
                                                        Total Technology                           15,487,215
                                                        -----------------------------------------------------
Transportation (1.6%)
      90,500   Royal Caribbean Cruises, Ltd. ....................................................   4,802,156
                                                        -----------------------------------------------------
                                                        Total Transportation                        4,802,156
                                                        -----------------------------------------------------
Utilities (7.2%)
      36,000   Ameren Corporation................................................................   1,361,250
      64,000   CMS Energy Corporation............................................................   2,360,000
      73,000   Central and South West Corporation................................................   1,619,687
      22,650   Consolidated Edison, Inc..........................................................     864,947
      48,000   Dominion Resources, Inc...........................................................   2,310,000
      65,000   Edison International..............................................................   1,925,625
      34,995   NSTAR* ...........................................................................   1,331,997
      73,100   New Century Energies, Inc.........................................................   2,380,319
      56,000   PG&E Corporation..................................................................   1,284,500


The accompanying notes to the financial statements are an integral part of this schedule.

                                   The AAL Mutual Funds Semi-Annual Report    41

                                  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Shares             Common Stocks (92.7%)                                                                     Market Value
=========================================================================================================================
Utilities (7.2%) - continued
          67,000   Pinnacle West Capital Corporation.........................................................$  2,470,625
          87,000   Texas Utilities Company ..................................................................   3,371,250
                                                                     ----------------------------------------------------
                                                                     Total Utilities                           21,280,200
                                                                     ----------------------------------------------------

                                                                     ----------------------------------------------------
                                                                     Total Common Stocks
                                                                     (cost basis $222,178,276)                274,101,021
                                                                     ----------------------------------------------------

                   Preferred Stocks (2.1%)
                   ======================================================================================
         135,000   MediaOne Group, Inc. Convertible Securities...........................................       6,167,813
                                                                     ----------------------------------------------------
                                                                     Total Preferred Stocks
                                                                     (cost basis $5,864,063)                    6,167,813
                                                                     ----------------------------------------------------

Principal Amount   Long-Term Fixed Income Investments (1.9%)                  Interest Rate Maturity Date
=========================================================================================================
$      1,650,000   Texas Utilities Electric Bonds.................................... 9.750%     5/1/2021       1,780,764
       3,150,000   U.S. Treasury Notes .............................................. 6.875     3/31/2000       3,171,656
         500,000   U.S. Treasury Bonds .............................................. 7.500    11/15/2016         551,719
                                                                     ----------------------------------------------------
                                                                     Total Long-Term Fixed Income Investments
                                                                     (amortized cost basis $5,628,276)          5,504,139
                                                                     ----------------------------------------------------

                                                                     ----------------------------------------------------
                                                                     Total Long-Term Investments
                                                                     (amortized cost basis $233,670,615)      285,772,973
                                                                     ----------------------------------------------------
                   Short-Term Investments (6.1%)/1/
                   ================================================
       4,262,000   Coca-Cola Company/6/........................................       5.230      11/24/99       4,246,521
       5,768,000   GTE Corporation.............................................       5.220      11/17/99       5,752,946
       8,186,000   Merrill Lynch & Company, Inc................................ 5.280-5.300 11/1-11/29/99       8,163,032
                                                                     ----------------------------------------------------
                                                                     Total Short-Term Investments
                                                                     (amortized cost basis $18,162,499)        18,162,499
                                                                     ----------------------------------------------------

                                                                     ----------------------------------------------------
                                                                     TOTAL INVESTMENTS (102.8%)
                                                                     (amortized cost basis $251,833,114)      303,935,472
                                                                     ----------------------------------------------------

                                                                     ----------------------------------------------------
                                                                     Other Assets, Less Liabilities (-2.8%)    (8,255,379)
                                                                     ----------------------------------------------------

                                                                     ----------------------------------------------------
                                                                     Total Net Assets (100.0%)               $295,680,093
                                                                     ----------------------------------------------------

*Non-income producing security
/1/The interest rate reflects the discount rate at the date of purchase. /6/4(2) Commercial paper
   See page 85 for a complete discussion of Investment Terms.

The accompanying notes to the financial statements are an integral part of this schedule.

42    The AAL Mutual Funds Semi-Annual Report

The AAL Balanced Fund             SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Investment Objective

The Fund seeks long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

Shares         Common Stocks (50.1%)                                                             Market Value
=============================================================================================================
Basic Materials (0.1%)
       5,200   Eastman Chemical Company.........................................................     $200,525
                                                        -----------------------------------------------------
                                                        Total Basic Materials                         200,525
                                                        -----------------------------------------------------
Capital Goods (3.2%)
      14,000   Cordant Technologies, Inc. ......................................................      436,625
      36,300   General Electric Company.........................................................    4,920,919
      19,800   Herman Miller, Inc. .............................................................      429,413
       4,900   Honeywell, Inc. .................................................................      516,644
       3,100   PACCAR, Inc. ....................................................................      146,087
       6,300   Rockwell International Corporation...............................................      305,156
      13,000   United Technologies Corporation..................................................      786,500
                                                        -----------------------------------------------------
                                                        Total Capital Goods                         7,541,344
                                                        -----------------------------------------------------
Communication Services (3.6%)
      53,143   AT&T Corporation.................................................................    2,484,435
       8,200   Adelphia Communications Corporation*.............................................      447,925
      21,500   Bell Atlantic Corporation........................................................    1,396,156
       9,600   MCI WorldCom, Inc.*..............................................................      823,800
      12,700   Motorola, Inc. ..................................................................    1,237,456
      27,899   SBC Communications, Inc. ........................................................    1,421,106
       8,400   Sprint Corporation...............................................................      624,225
       2,100   Sprint PCS Group*................................................................      174,169
                                                        -----------------------------------------------------
                                                        Total Communication Services                8,609,272
                                                        -----------------------------------------------------
Consumer Cyclicals (3.8%)
      10,400   Family Dollar Stores, Inc. ......................................................      214,500
      10,600   Gannett Company, Inc. ...........................................................      817,525
      21,500   Harley-Davidson, Inc. ...........................................................    1,275,219
      62,200   Ross Stores, Inc. ...............................................................    1,282,875
      13,900   New York Times Company, Class A..................................................      559,475
      33,200   Tiffany and Company..............................................................    1,975,400
       3,400   Times Mirror Company.............................................................      245,225
      47,100   Wal-Mart Stores, Inc. ...........................................................    2,690,587
                                                        -----------------------------------------------------
                                                        Total Consumer Cyclicals                    9,060,806
                                                        -----------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

                                   The AAL Mutual Funds Semi-Annual Report    43

                                  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Shares         Common Stocks (50.1%)                                                             Market Value
=============================================================================================================
Consumer Staples (11.7%)
      12,400   Alberto-Culver Company.........................................................       $292,175
       8,300   Cablevision Systems Corporation, Class A*......................................        560,769
      96,300   Comcast Corporation............................................................      4,056,638
       1,400   Corn Products International, Inc. .............................................         45,588
      96,400   Cox Communications, Inc., Class A*.............................................      4,380,175
       3,500   Dean Foods Company.............................................................        161,875
      19,900   General Mills, Inc. ...........................................................      1,735,031
      11,900   Kimberly-Clark Corporation.....................................................        751,188
      54,300   Liberty Media Group*...........................................................      2,155,031
      55,100   MediaOne Group, Inc.*..........................................................      3,915,544
       7,400   MediaOne Group, Inc. `ATI' Premium Income Exchangeable
               Securities 6.250% 8/15/2001....................................................        769,600
      53,400   Philip Morris Companies, Inc. .................................................      1,345,012
      22,700   Procter & Gamble Company.......................................................      2,380,662
      17,300   Safeway, Inc.*.................................................................        610,906
      22,900   Time Warner, Inc. .............................................................      1,595,844
     121,900   Walgreen Company...............................................................      3,070,356
                                                        -----------------------------------------------------
                                                        Total Consumer Staples                     27,826,394
                                                        -----------------------------------------------------
 Energy (3.6%)
       9,900   Apache Corporation, Inc. ......................................................        386,100
      20,200   BP Amoco plc ADR...............................................................      1,166,550
       7,200   Chevron Corporation............................................................        657,450
       7,800   Columbia Energy Group..........................................................        507,000
      13,300   ENSCO International, Inc. .....................................................        257,687
      32,400   EOG Resources, Inc. ...........................................................        674,325
      34,800   Exxon Corporation..............................................................      2,577,375
      12,000   Halliburton Company............................................................        452,250
      10,400   MidAmerican Energy Holdings Company............................................        349,700
      12,300   Nabors Industries, Inc.*.......................................................        279,056
      23,300   Royal Dutch Petroleum Company ADR..............................................      1,396,544
                                                        -----------------------------------------------------
                                                        Total Energy                                8,704,037
                                                        -----------------------------------------------------
Financials (8.8%)
      12,900   American Express Company.......................................................      1,986,600
      41,475   American International Group, Inc. ............................................      4,269,333
       3,800   Associates First Capital Corporation...........................................        138,700
      19,400   Bank of America Corporation....................................................      1,248,875
      22,500   CIGNA Corporation..............................................................      1,681,875
      32,100   Citigroup, Inc. ...............................................................      1,737,413
      60,900   Conseco, Inc. .................................................................      1,480,631
      21,900   Fannie Mae.....................................................................      1,549,425
         900   Hartford Life, Inc. ...........................................................         47,025
      15,900   Household International, Inc. .................................................        709,538
      12,500   J.P. Morgan & Company, Inc. ...................................................      1,635,937
      30,700   MBNA Corporation...............................................................        848,087

The accompanying notes to the financial statements are an integral part of this schedule.

44    The AAL Mutual Funds Semi-Annual report

The AAL Balanced Fund - continued SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Shares         Common Stocks (50.1%)                                                             Market Value
=============================================================================================================
Financials (8.8%) continued
      16,900   MGIC Investment Corporation....................................................     $1,009,775
      11,600   Morgan Stanley Dean Witter & Company...........................................      1,279,625
      30,800   National City Corporation......................................................        908,600
       3,000   Northern Trust Corporation.....................................................        289,687
       7,508   Starwood Hotels & Resorts Worldwide, Inc. .....................................        172,215
                                                        -----------------------------------------------------
                                                        Total Financials                           20,993,341
                                                        -----------------------------------------------------
Health Care (5.2%)
      11,600   Elan Corporation plc ADR*......................................................        298,700
      17,400   Eli Lilly & Company............................................................      1,198,425
      20,400   Johnson & Johnson..............................................................      2,136,900
      13,500   Medtronic, Inc. ...............................................................        467,438
      48,400   Merck & Company, Inc. .........................................................      3,850,825
      72,200   Pfizer, Inc. ..................................................................      2,851,900
      21,000   Schering-Plough Corporation....................................................      1,039,500
      10,000   Wellpoint Health Networks, Inc.*...............................................        580,000
                                                        -----------------------------------------------------
                                                        Total Health Care                          12,423,688
                                                        -----------------------------------------------------
Technology (9.6%)
      44,200   ADC Telecommunications, Inc.*..................................................      2,107,788
       6,600   Arrow Electronics, Inc.*.......................................................        143,963
         500   At Home Corporation*...........................................................         18,687
      48,000   Automatic Data Processing, Inc. ...............................................      2,313,000
      30,400   Cisco Systems, Inc.*...........................................................      2,249,600
       7,600   Computer Associates International, Inc. .......................................        429,400
       7,300   Computer Sciences Corporation*.................................................        501,419
      20,200   First Data Corporation.........................................................        922,887
       9,100   Gateway, Inc.*.................................................................        601,169
       5,500   Hewlett-Packard Company........................................................        407,344
      35,800   Intel Corporation..............................................................      2,772,262
      52,600   Lucent Technologies, Inc. .....................................................      3,379,550
      49,800   Microsoft Corporation*.........................................................      4,609,612
      11,600   National Data Corporation......................................................        278,400
      34,500   Tellabs, Inc.*.................................................................      2,182,125
                                                        -----------------------------------------------------
                                                        Total Technology                           22,917,206
                                                        -----------------------------------------------------
Transportation (0.1%)
       2,800   CNF Transportation, Inc. ......................................................         92,575
                                                        -----------------------------------------------------
                                                        Total Transportation                           92,575
                                                        -----------------------------------------------------
Utilities (0.4%)
      25,200   Edison International...........................................................        746,550
       7,500   Entergy Corporation............................................................        224,531
                                                        -----------------------------------------------------
                                                        Total Utilities                               971,081
                                                        -----------------------------------------------------

                                                        -----------------------------------------------------
                                                        Total Common Stocks
                                                        (cost basis $99,400,343)                  119,340,269
                                                        -----------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

                                   The AAL Mutual Funds Semi-Annual Report    45

The AAL Balanced Fund - continued SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Principal Amount   Long-Term Fixed-Income Investments (35.4%)                          Interest Rate  Maturity Date    Market Value
===================================================================================================================================
U.S. Government Agency Investments (6.8%)
     $ 3,703,476   Federal National Mortgage Association 15 Yr. Pass Through.................. 6.500%      6/1/2013      $3,637,447
       1,907,480   Federal National Mortgage Association 15 Yr. Pass Through.................. 5.500       1/1/2014       1,795,255
       3,499,122   Government National Mortgage Association 15 Yr. Pass Through............... 7.500     10/15/2013       3,555,255
       3,494,814   Government National Mortgage Association 30 Yr. Pass Through............... 7.500      8/15/2029       3,505,948
       3,928,793   Government National Mortgage Association 30 Yr. Pass Through............... 6.500      3/15/2029       3,756,252
                                                                                    -----------------------------------------------
                                                                                    Total U.S. Government Agency
                                                                                    Investments                          16,250,157
                                                                                    -----------------------------------------------
U.S. Government Investments (4.5%)
       8,000,000   U.S. Treasury Bonds........................................................ 7.250      5/15/2016       8,622,496
       2,000,000   U.S. Treasury Notes........................................................ 6.500     10/15/2006       2,035,624
                                                                                    -----------------------------------------------
                                                                                    Total U.S. Government Investments    10,658,120
                                                                                    -----------------------------------------------
Asset-Backed Securities (1.4%)
       1,000,000   Green Tree Financial Corporation Series 1999-5 Class A-4................... 7.330       4/1/2031       1,002,170
       1,500,000   Green Tree Financial Corporation Series 1998-1 Class A-6................... 6.330      11/1/2029       1,426,050
         900,000   Harley-Davidson Eaglemark Motorcycle Trust Series 1999-1
                   Class Certificates......................................................... 6.710      8/15/2000         880,452
                                                                                    -----------------------------------------------
                                                                                    Total Asset-Backed Securities         3,308,672
                                                                                    -----------------------------------------------
Corporate Investments (22.7%)
       1,400,000   American Airlines, Inc. ................................................... 7.024     10/15/2009       1,392,496
       1,300,000   Arizona Public Service Company............................................. 6.250      1/15/2005       1,244,001
       2,000,000   AT&T Capital Corporation................................................... 6.875      1/15/2001       2,005,158
       1,000,000   Avalon Bay Communities, Inc. .............................................. 7.500       8/1/2009         966,319
       1,000,000   Bank of America Corporation................................................ 6.625      6/15/2004         991,937
       1,000,000   Cabot Industrial Properties, L.P. ......................................... 7.125       5/1/2004         968,332
       1,765,000   CBS Corporation............................................................ 7.150      5/20/2005       1,747,161
       1,000,000   CIT Group, Inc. ........................................................... 7.125     10/15/2004       1,004,214
       1,000,000   Coastal Corporation........................................................ 6.500      5/15/2006         957,263
       1,500,000   Comdisco, Inc. ............................................................ 5.950      4/30/2002       1,450,510
       1,000,000   Countrywide Home Loans, Inc. .............................................. 6.250      4/15/2009         922,130
       1,500,000   Edison International, Inc. ................................................ 6.875      9/15/2004       1,487,657
       1,000,000   Edison Mission Holdings Company/2/......................................... 8.137      10/1/2019         952,639
       1,000,000   El Paso Energy Corporation................................................. 6.750      5/15/2009         950,177
       1,000,000   EOP Operating, L.P. ....................................................... 6.800      1/15/2009         929,389
       2,000,000   Fidelity Investments/2/.................................................... 7.490      6/15/2019       1,984,254
       1,000,000   FPL Group Capital, Inc. ................................................... 7.625      9/15/2006       1,017,365
       1,000,000   Guidant Corporation........................................................ 6.150      2/15/2006         935,898
       1,000,000   Household Finance Corporation.............................................. 7.200      7/15/2006         999,407
       1,500,000   Joseph E. Seagram & Sons, Inc. ............................................ 6.625     12/15/2005       1,438,056
       1,000,000   KN Energy, Inc. ........................................................... 6.650       3/1/2005         969,638
       1,500,000   Kroger Company............................................................. 7.625      9/15/2006       1,510,538
       1,745,000   Mercantile Bancorporation, Inc. ........................................... 7.625     10/15/2002       1,778,244
         500,000   News America Holdings, Inc. ............................................... 8.625       2/1/2003         520,692
       1,999,879   Niagara Mohawk Power Corporation........................................... 7.625      10/1/2005       2,014,744
       1,000,000   Northern Border Pipeline Company/2/........................................ 7.750       9/1/2009       1,011,293

The accompanying notes to the financial statements are an integral part of this schedule.

46    The AAL Mutual Funds Semi-Annual report

The AAL Balanced Fund - continued SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Principal Amount   Long-Term Fixed-Income Investments (35.4%)                          Interest Rate  Maturity Date    Market Value
===================================================================================================================================
Corporate Investments (22.7%) - continued
      $1,000,000   Northern Trust Corporation................................................. 7.100%      8/1/2009        $991,318
       1,500,000   Oneok, Inc. ............................................................... 7.750      8/15/2006       1,514,082
       1,000,000   Pentair, Inc. ............................................................. 7.850     10/15/2009         993,654
       1,500,000   PSI Energy, Inc. .......................................................... 7.850     10/15/2007       1,512,728
         940,000   Raytheon Company........................................................... 6.750      3/15/2018         829,174
       1,000,000   Raytheon Company........................................................... 6.500      7/15/2005         955,079
       1,000,000   Society National Bank...................................................... 7.250       6/1/2005       1,006,914
       1,500,000   Sun Microsystems, Inc. .................................................... 7.500      8/15/2006       1,523,298
         500,000   TCI Communications, Inc. .................................................. 8.650      9/15/2004         537,700
       1,500,000   Texas Utilities Eastern Funding Company/2/................................. 6.450      5/15/2005       1,425,143
       1,000,000   Textron Financial Corporation.............................................. 7.370     10/15/2003         988,339
       1,000,000   Times Mirror Company....................................................... 7.450     10/15/2009       1,010,390
       1,500,000   Tyco International Group SA/2/............................................. 6.875       9/5/2002       1,491,715
       2,000,000   Union Pacific Company...................................................... 5.780     10/15/2001       1,961,828
       1,000,000   United Technologies Corporation............................................ 7.500      9/15/2029       1,009,139
       1,000,000   United Technologies Corporation............................................ 6.500       6/1/2009         968,066
       1,000,000   USX Corporation............................................................ 6.650       2/1/2006         959,745
       2,000,000   Waste Management, Inc./2/.................................................. 6.000      5/15/2001       1,888,168
         500,000   Williams Companies, Inc. .................................................. 7.625      7/15/2019         487,408
                                                                                    -----------------------------------------------
                                                                                    Total Corporate Investments          54,203,400
                                                                                    -----------------------------------------------
                                                                                    -----------------------------------------------
                                                                                    Total Long-Term Fixed Income Investments
                                                                                    (amortized cost basis $85,352,151)   84,420,349
                                                                                    -----------------------------------------------

                   Short-Term Investments (14.0%)/1/
                   ===========================================================================
         104,000   AT&T Corporation........................................................... 5.320       11/19/99         103,692
       6,753,000   Coca-Cola Company/6/....................................................... 5.230       11/24/99       6,728,474
       8,000,000   GTE Corporation............................................................ 5.220       11/17/99       7,979,120
       9,389,000   International Lease Finance Corporation.................................... 5.240       11/16/99       9,365,767
       9,284,000   Mobile Corporation......................................................... 5.200        11/1/99       9,281,318
                                                                                    -----------------------------------------------
                                                                                    Total Short-Term Investments
                                                                                    (amortized cost basis $33,458,371)   33,458,371
                                                                                    -----------------------------------------------
                                                                                    -----------------------------------------------
                                                                                    TOTAL INVESTMENTS (99.5%)
                                                                                    (amortized cost basis $218,210,865) 237,218,989
                                                                                    -----------------------------------------------
                                                                                    -----------------------------------------------
                                                                                    Other Assets, Less Liabilities (0.5%) 1,223,083
                                                                                    -----------------------------------------------
                                                                                    -----------------------------------------------
                                                                                    Net Assets (100.0%)                $238,442,072
                                                                                    -----------------------------------------------

*Non-income producing security

/1/The interest rate reflects the discount rate at the date of purchase.

/2/144A security

/6/4(2) Commercial paper

 See page 85 for a complete discussion of Investment Terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                                   The AAL Mutual Funds Semi-Annual Report    47

The AAL High Yield Bond Fund      SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Investment Objective:

The Fund seeks high current income and secondarily capital growth by investing primarily in a diversified portfolio of high risk, high yield bonds commonly referred to as "junk bonds."


Principal Amount   Long-Term Fixed-Income Obligations (92.8%)                         Interest Rate   Maturity Date    Market Value
====================================================================================================================================
Chemicals (2.1%)
      $2,000,000   LaRoche Industries, Inc..................................................  9.500%      9/15/2007      $  500,000
       1,500,000   PCI Chemicals Canada, Inc................................................  9.250      10/15/2007       1,140,000
       1,650,000   Royster-Clark, Inc./2/ .................................................. 10.250        4/1/2009       1,452,000
                                                                                    -----------------------------------------------
                                                                                    Total Chemicals                       3,092,000
                                                                                    -----------------------------------------------
Construction (5.2%)
       1,250,000   Amatek Industries Property, Ltd.......................................... 12.000       2/15/2008       1,165,625
       1,000,000   American Standard, Inc...................................................  7.625       2/15/2010         890,000
       1,650,000   Building One Services Corporation........................................ 10.500        5/1/2009       1,468,500
       1,000,000   Fortress Group, Inc. .................................................... 13.750       5/15/2003         600,000
         750,000   ISG Resources, Inc. ..................................................... 10.000       4/15/2008         667,500
       1,500,000   Omega Cabinets, Ltd. .................................................... 10.500       6/15/2007       1,455,000
       1,250,000   Penhall International Corporation........................................ 12.000        8/1/2006       1,250,000
                                                                                    -----------------------------------------------
                                                                                    Total Construction                    7,496,625
                                                                                    -----------------------------------------------
Consumer Products (3.7%)
       1,000,000   Commemorative Brands, Inc................................................ 11.000       1/15/2007         692,500
       1,850,000   Doskocil Manufacturing Company, Inc...................................... 10.125       9/15/2007         647,500
       1,000,000   Polaroid Corporation..................................................... 11.500       2/15/2006         990,000
       1,250,000   Revlon Consumer Products Corporation.....................................  8.625        2/1/2008         681,250
       1,250,000   Salton, Inc.  ........................................................... 10.750      12/15/2005       1,275,000
       1,250,000   Samsonite Corporation.................................................... 10.750       6/15/2008       1,037,500
                                                                                    -----------------------------------------------
                                                                                    Total Consumer Products               5,323,750
                                                                                    -----------------------------------------------
Containers (1.1%)
       1,650,000   Anchor Glass Containers Corporation...................................... 11.250        4/1/2005       1,625,250
                                                                                    -----------------------------------------------
                                                                                    Total Containers                      1,625,250
                                                                                    -----------------------------------------------
Energy (6.7%)
         500,000   Abraxas Petroleum Corporation............................................ 12.875       3/15/2003         505,000
       1,500,000   Abraxas Petroleum Corporation............................................ 11.500       11/1/2004         945,000
       1,500,000   Clark Refining & Marketing Corporation...................................  8.375      11/15/2007       1,260,000
       1,000,000   Crown Central Petroleum Corporation...................................... 10.875        2/1/2005         720,000
       2,500,000   Energy Corporation of America............................................  9.500       5/15/2007       1,250,000
       1,250,000   KCS Energy, Inc./5/...................................................... 11.000       1/15/2003         987,500
       1,000,000   Key Energy Services, Inc................................................. 14.000       1/15/2009       1,075,000
           1,000   Key Energy Services, Inc. (Warrants)*....................................                                 20,000
       2,500,000   Northern Offshore ASA.................................................... 10.000       5/15/2005       1,525,000
       1,000,000   RBF Finance Company...................................................... 11.000       3/15/2006       1,050,000

The accompanying notes to the financial statements are an integral part of this schedule.

48    The AAL Mutual Funds Semi-Annual Report

                                  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Principal Amount   Long-Term Fixed-Income Obligations (92.8%)                          Interest Rate  Maturity Date    Market Value
===================================================================================================================================
Energy (6.7%) - continued
 .........................
      $1,500,000   Transamerican Energy Corporation/5/........................................11.500%     6/15/2002      $  165,000
         500,000   XCL, Ltd./2//5/............................................................13.500       5/1/2004         175,000
                                                                                    -----------------------------------------------
                                                                                    Total Energy                          9,677,500
                                                                                    -----------------------------------------------
Financials (2.7%)
 .................
         750,000   AmeriCredit Corporation.................................................... 9.875      4/15/2006         733,125
       1,700,000   AMERSCO, Inc. .............................................................10.000      3/15/2004         918,000
       1,250,000   Arcadia Financial, Ltd. ...................................................11.500      3/15/2007         775,000
             750   Arcadia Financial, Ltd. (Warrants)*........................................                                7,500
       2,000,000   Imperial Credit Industries, Inc. .......................................... 9.875      1/15/2007       1,520,000
                                                                                    -----------------------------------------------
                                                                                    Total Financials                      3,953,625
                                                                                    -----------------------------------------------
Food & Beverages (3.5%)
 .......................
       1,650,000   Fresh Foods, Inc. .........................................................10.750       6/1/2006       1,505,625
       1,500,000   SFC New Holdings, Inc. ....................................................12.125      10/1/2002       1,380,000
          71,840   SFC New Holdings, Inc. Subordinated Notes*................................. 0.000     12/15/2009               0
       1,900,000   Smithfield Foods, Inc. .................................................... 7.625      2/15/2008       1,691,000
         750,000   Viskase Companies, Inc. ...................................................10.250      12/1/2001         555,000
                                                                                    -----------------------------------------------
                                                                                    Total Food & Beverages                5,131,625
                                                                                    -----------------------------------------------
Food Retailers (1.3%)
 .....................
       1,000,000   Fleming Companies, Inc. ...................................................10.625     12/15/2001       1,002,500
       1,000,000   Fleming Companies, Inc. ...................................................10.500      12/1/2004         920,000
                                                                                    -----------------------------------------------
                                                                                    Total Food Retailers                  1,922,500
                                                                                    -----------------------------------------------
Forest Products & Paper (5.0%)
 ..............................
         500,000   American Pad & Paper Company...............................................13.000     11/15/2005          76,250
       1,250,000   American Tissue, Inc./2/...................................................12.500      7/15/2006       1,189,063
       1,250,000   Four M Corporation.........................................................12.000       6/1/2006       1,156,250
       1,000,000   Gaylord Container Corporation.............................................. 9.375      6/15/2007         915,000
       1,500,000   Indah Kiat Finance Muritius, Ltd. .........................................10.000       7/1/2007         967,500
       1,750,000   Sweetheart Cup Company, Inc. ..............................................10.500       9/1/2003       1,522,500
       1,500,000   Sweetheart Cup Company, Inc. .............................................. 9.625       9/1/2000       1,455,000
                                                                                    -----------------------------------------------
                                                                                    Total Forest Products & Paper         7,281,563
                                                                                    -----------------------------------------------
Health Care (3.3%)
 ..................
       1,500,000   ICN Pharmaceuticals, Inc. ................................................. 9.250      8/15/2005       1,413,750
             500   Imagyn, Inc. (Warrants)*...................................................                                    5
       1,250,000   Mariner Post-Acute Network, Inc./5/........................................ 9.500      11/1/2007          56,250
       2,000,000   Tenet Healthcare Corporation............................................... 8.000      1/15/2005       1,885,000
       1,250,000   Triad Hospitals Holdings, Inc./2/..........................................11.000      5/15/2009       1,225,000
       1,000,000   Vencor, Inc./5/............................................................ 9.875       5/1/2005         180,000
                                                                                    -----------------------------------------------
                                                                                    Total Health Care                     4,760,005
                                                                                    -----------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.
                                   The AAL Mutual Funds Semi-Annual Report    49

                                  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Principal Amount   Long-Term Fixed-Income Investments (92.8%)                          Interest Rate  Maturity Date    Market Value
===================================================================================================================================
Leisure (7.5%)
 ..............
      $1,650,000   Circus Circus Enterprise, Inc. ............................................ 7.625%     7/15/2013    $  1,388,063
       2,500,000   HMH Properties, Inc. ...................................................... 7.875       8/1/2005       2,275,000
       1,250,000   Harrahs Operating Company, Inc. ........................................... 7.875     12/15/2005       1,192,187
       1,250,000   Livent, Inc./5/............................................................ 9.375     10/15/2004         325,000
       1,070,000   Prime Hospitality Corporation.............................................. 9.250      1/15/2006       1,027,200
       1,250,000   Regal Cinemas, Inc. ....................................................... 9.500       6/1/2008         937,500
       1,500,000   Riviera Holdings Corporation...............................................10.000      8/15/2004       1,320,000
       1,000,000   Silver Cinemas International, Inc. ........................................10.500      4/15/2005         500,000
       1,250,000   Trump Atlantic City Associates Funding, Inc. ..............................11.250       5/1/2006       1,031,250
       1,167,073   United Artists Theatre Circuit, Inc. ...................................... 9.300       7/1/2015         858,440
                                                                                    -----------------------------------------------
                                                                                    Total Leisure                        10,854,640
                                                                                    -----------------------------------------------
Manufacturing-Auto (1.8%)
 .........................
       1,650,000   Breed Technologies, Inc./5/.................................................9.250      4/15/2008          49,500
       1,650,000   Federal-Mogul Corporation...................................................7.875       7/1/2010       1,485,577
       1,250,000   Talon Automotive Group LLC..................................................9.625       5/1/2008       1,012,500
                                                                                    -----------------------------------------------
                                                                                    Total Manufacturing-Auto              2,547,577
                                                                                    -----------------------------------------------
Media (1.9%)
 ............
       1,250,000   Spanish Broadcasting System, Inc. ......................................... 9.625      11/1/2009       1,256,250
       1,000,000   United Pan-Europe Communications/2/........................................11.250      11/1/2009         992,500
         500,000   United Pan-Europe Communications/2/........................................10.875      11/1/2007         503,125
                                                                                    -----------------------------------------------
                                                                                    Total Media                           2,751,875
                                                                                    -----------------------------------------------
Media-Broadcasting (1.4%)
 .........................
       2,000,000   Chancellor Media Corporation................................................8.000      11/1/2008       1,975,000
                                                                                    -----------------------------------------------
                                                                                    Total Media-Broadcasting              1,975,000
                                                                                    -----------------------------------------------
Media-Cable (6.6%)
 ..................
       2,500,000   Century Communications Corporation..........................................8.750      10/1/2007       2,400,000
       2,500,000   Charter Communication Holdings LLC..........................................8.625       4/1/2009       2,362,500
       1,650,000   Comcast Cable Communications, Inc. .........................................6.200     11/15/2008       1,519,464
       3,500,000   CSC Holdings, Inc. .........................................................7.875      2/15/2018       3,298,750
                                                                                    -----------------------------------------------
                                                                                    Total Media-Cable                     9,580,714
                                                                                    -----------------------------------------------
Metals-Diversified (2.9%)
 .........................
       1,500,000   Algoma Steel Corporation...................................................12.375      7/15/2005       1,290,000
       1,650,000   Oglebay Norton Company.....................................................10.000       2/1/2009       1,592,250
       1,650,000   Sheffield Steel Corporation................................................11.500      12/1/2005       1,357,125
                                                                                    -----------------------------------------------
                                                                                    Total Metals-Diversified              4,239,375
                                                                                    -----------------------------------------------
Miscellaneous Manufacturing (7.2%)
 ..................................
       1,650,000   BGF Industries, Inc. ......................................................10.250      1/15/2009       1,336,500
       1,650,000   Global Imaging Systems, Inc................................................10.750      2/15/2007       1,592,250
       1,500,000   High Voltage Engineering Corporation.......................................10.500      8/15/2004       1,380,000
       1,000,000   IMPAC Group, Inc. .........................................................10.125      3/15/2008         900,000
       2,000,000   Indesco International, Inc. ............................................... 9.750      4/15/2008       1,000,000
       1,850,000   Morris Materials Handling Corporation...................................... 9.500       4/1/2008         610,500

The accompanying notes to the financial statements are an integral part of this schedule.

50    The AAL Mutual Funds Semi-Annual Report

                                  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999


Principal Amount   Long-term Fixed-Income Investments (92.8%)                         Interest Rate   Maturity Date    Market Value
===================================================================================================================================
Miscellaneous Manufacturing (7.2%) - continued
$      1,750,000   Paragon Corporate Holdings, Inc..........................................  9.625%       4/1/2008        $577,500
       1,250,000   RBX Corporation ......................................................... 12.000       1/15/2003         975,000
       1,250,000   Russell-Stanley Holdings, Inc............................................ 10.875       2/15/2009       1,137,500
       1,250,000   W.R. Carpenter North America, Inc........................................ 10.625       6/15/2007         925,000
                                                                                    -----------------------------------------------
                                                                                    Total Miscellaneous Manufacturing    10,434,250
                                                                                    -----------------------------------------------
Pollution Control (3.0%)
       2,500,000   Allied Waste, Inc. North America.........................................  7.875        1/1/2009       2,100,000
       2,000,000   Envirosource, Inc. ......................................................  9.750       6/15/2003       1,200,000
       1,190,000   HydroChem Industrial Services, Inc....................................... 10.375        8/1/2007       1,035,300
                                                                                    -----------------------------------------------
                                                                                    Total Pollution Control               4,335,300
                                                                                    -----------------------------------------------
Restaurants/Food Services (2.9%)
       1,250,000   American Restaurant Group, Inc........................................... 11.500       2/15/2003       1,046,875
       1,000,000   AmeriServe Finance Trust/2/ ............................................. 12.000       9/15/2006         880,000
       2,000,000   AmeriServe Food Distribution, Inc........................................  8.875      10/15/2006       1,300,000
       1,000,000   Tricon Global Restaurants, Inc...........................................  7.650       5/15/2008         959,294
                                                                                    -----------------------------------------------
                                                                                    Total Restaurants/Food Services       4,186,169
                                                                                    -----------------------------------------------
Retail Stores (1.9%)
         750,000   Brown Shoe Company, Inc..................................................  9.500      10/15/2006         750,000
       1,250,000   Just For Feet, Inc./2 5/................................................. 11.000        5/1/2009         150,000
       1,500,000   The Pantry, Inc. ........................................................ 10.250      10/15/2007       1,425,000
       1,250,000   Vista Eyecare, Inc....................................................... 12.750      10/15/2005         400,000
                                                                                    -----------------------------------------------
                                                                                    Total Retail Stores                   2,725,000
                                                                                    -----------------------------------------------
Technology (2.8%)
       1,650,000   Amkor Technologies, Inc./2/.............................................. 10.500        5/1/2009       1,579,875
       1,250,000   Amkor Technologies, Inc./2/..............................................  9.250        5/1/2006       1,212,500
       1,500,000   Viasystems Group, Inc. ..................................................  9.750        6/1/2007       1,200,000
                                                                                    -----------------------------------------------
                                                                                    Total Technology                      3,992,375
                                                                                    -----------------------------------------------
Telecommunications (12.1%)
       1,500,000   Alestra SA de R.L. de C.V./2/............................................ 12.125       5/15/2006       1,455,000
       2,500,000   Call-Net Enterprises, Inc................................................  9.375       5/15/2009       2,275,000
       1,250,000   GlobeNet Communications Group, Ltd./2/................................... 13.000       7/15/2007       1,250,000
       1,250,000   Iridium Capital Corporation/5/........................................... 11.250       7/15/2005          75,000
       1,650,000   Level 3 Communications, Inc..............................................  9.125        5/1/2008       1,538,625
       2,000,000   Metrocall, Inc........................................................... 11.000       9/15/2008       1,220,000
       1,650,000   PSINet, Inc. ............................................................ 10.000       2/15/2005       1,612,875
       1,250,000   Pac-West Telecommunications, Inc......................................... 13.500        2/1/2009       1,271,875
       1,250,000   Paging Network, Inc...................................................... 10.000      10/15/2008         375,000
       1,000,000   Primus Telecommunications Group, Inc./2/................................. 12.750      10/15/2009         987,500
       1,500,000   Primus Telecommunications Group, Inc..................................... 11.250       1/15/2009       1,395,000
       2,000,000   Spectrasite Holdings, Inc................................................  0.000       4/15/2009       1,040,000
             500   Unifi Communications, Inc. (Warrants)*...................................                                      5


The accompanying notes to the financial statements are an integral part of this schedule.

                                    The AAL Mutual Funds Semi-Annual Report   51

                                  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999


Principal Amount   Long-Term Fixed-Income Investments (92.8%)                         Interest Rate   Maturity Date   Market Value
===================================================================================================================================
Telecommunications (12.1%) - continued
$      1,000,000   USA Mobile Communications, Inc...........................................  9.500%       2/1/2004        $760,000
       1,000,000   Williams Communications Group............................................ 10.700       10/1/2007       1,031,250
       1,250,000   Worldwide Fiber, Inc./2/ ................................................ 12.000        8/1/2009       1,250,000
                                                                               ----------------------------------------------------
                                                                               Total Telecommunications                  17,537,130
                                                                               ----------------------------------------------------
Textiles (1.7%)
       1,650,000   Anvil Knitwear, Inc...................................................... 10.875       3/15/2007       1,076,625
       1,650,000   Galey & Lord, Inc........................................................  9.125        3/1/2008         404,250
       1,650,000   Ntex, Inc. .............................................................. 11.500        6/1/2006         990,000
                                                                               ----------------------------------------------------
                                                                               Total Textiles                             2,470,875
                                                                               ----------------------------------------------------
Transportation (1.9%)
       1,000,000   Allied Holdings, Inc. ...................................................  8.625       10/1/2007         860,000
       1,250,000   Petro Stopping Centers, L.P.............................................. 10.500        2/1/2007       1,200,000
       1,000,000   Transportation Maritima Mexicana S.A. de C.V............................. 10.000      11/15/2006         732,500
                                                                               ----------------------------------------------------
                                                                               Total Transportation                       2,792,500
                                                                               ----------------------------------------------------
Utilities (2.6%)
       2,500,000   CMS Energy Corporation...................................................  7.500       1/15/2009       2,298,307
       1,500,000   Calpine Corporation .....................................................  7.625       4/15/2006       1,415,625
                                                                               ----------------------------------------------------
                                                                               Total Utilities                            3,713,932
                                                                               ----------------------------------------------------

                                                                               ----------------------------------------------------
                                                                               Total Long-Term Fixed-Income Investments
                                                                               (amortized cost basis $165,400,145)      134,401,155
                                                                               ----------------------------------------------------

                   Short-Term Investments (4.5%)/1/
                   ===============================================================
       2,470,000   Coca-Cola Company/6/.....................................................  5.230        11/24/99       2,461,029
       4,062,000   Merrill Lynch & Company, Inc........................................ 5.280-5.300   11/1-11/29/99       4,051,416
                                                                               ----------------------------------------------------
                                                                               Total Short-Term Investments
                                                                               (amortized cost basis $6,512,445)          6,512,445
                                                                               ----------------------------------------------------

                                                                               ----------------------------------------------------
                                                                               TOTAL INVESTMENTS (97.3%)
                                                                               (amortized cost basis $171,912,590)      140,913,600
                                                                               ----------------------------------------------------

                                                                               ----------------------------------------------------
                                                                               Other Assets, Less Liabilities (2.7%)      3,836,353
                                                                               ----------------------------------------------------

                                                                               ----------------------------------------------------
                                                                               Total Net Assets (100.0%)               $144,749,953
                                                                               ----------------------------------------------------

*    Non income-producing security
/1/ The interest rate reflects the discount rate at the date of purchase /2/ 144A security
/5/ Security in default
/6/ 4(2) Commercial paper
    See page 85 for a complete discussion of Investment Terms.

The accompanying notes to the financial statements are an integral part of this schedule.

52    The AAL Mutual Funds Semi-Annual Report

The AAL Municipal Bond Fund       SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Investment Objective

The Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation by investing primarily in a diversified portfolio of municipal securities.

Principal Amount   Municipal Bond Investments (97.3%)                                  Interest Rate  Maturity Date    Market Value
===================================================================================================================================
Alabama (1.5%)
$      1,000,000   Birmingham, Alabama General Obligation Bonds
                   (Series A)................................................................. 5.900%      6/1/2018      $1,005,000

       2,150,000   Jefferson County, Alabama Sewer Revenue Bonds
                   (Series A) (FGIC Insured).................................................. 5.750       2/1/2038       2,023,687

       4,000,000   Lauderdale County and Florence, Alabama Health
                   Care Authority General Obligation Bonds
                   (Coffee Health Group) (Series A) (MBIA Insured)............................ 5.375       7/1/2029       3,585,000

       1,000,000   Lauderdale County and Florence, Alabama Health
                   Care Authority Revenue Bonds (Coffee Health Group)
                   (Series A) (MBIA Insured).................................................. 5.250       7/1/2024         888,750
                                                                                    -----------------------------------------------
                                                                                    Total Alabama                         7,502,437
                                                                                    -----------------------------------------------
Alaska (1.7%)
       2,130,000   Alaska Industrial Development Authority Power
                   Revenue Bonds (Snettisham Hydroelectric Project)
                   (1st Series) (AMBAC Insured) (Subject to `AMT')............................ 6.000       1/1/2014       2,137,988

       2,260,000   Alaska Industrial Development Authority Power
                   Revenue Bonds (Snettisham Hydroelectric Project)
                   (1st Series) (AMBAC Insured) (Subject to `AMT')............................ 6.000       1/1/2015       2,254,350

       4,500,000   Alaska State Housing Finance Corporation Revenue
                   Bonds (Series A) (MBIA Insured)............................................ 6.000       6/1/2049       4,224,375
                                                                                    -----------------------------------------------
                                                                                    Total Alaska                          8,616,713
                                                                                    -----------------------------------------------
Arizona (2.0%)
       1,000,000   Arizona Acquisition Authority Student Loan Revenue
                   Bonds (Series A-1) (Subject to `AMT')...................................... 5.900       5/1/2019         980,000

       1,000,000   Arizona Acquisition Authority Student Loan Revenue
                   Bonds (Series B-1) (Subject to `AMT')...................................... 6.150       5/1/2029         981,250

         500,000   Mesa, Arizona Industrial Development Authority
                   Revenue Bonds (Discovery Health Systems) (Series A)........................ 5.625       1/1/2029         472,500

       7,715,000   Navajo County, Arizona Pollution Control Corporation
                   Revenue Bonds (Series A) (MBIA/IBC Insured)/4/............................. 5.875      8/15/2028       7,637,850
                                                                                    -----------------------------------------------
                                                                                    Total Arizona                        10,071,600
                                                                                    -----------------------------------------------
Arkansas (0.3%)
       1,300,000   Arkansas State Development Finance Authority
                   Single Family Mortgage Revenue Bonds (Series F)
                   (Subject to `AMT') (GNMA Insured)........................................... 7.450      1/1/2027       1,391,000
                                                                                    -----------------------------------------------
                                                                                    Total Arkansas                        1,391,000
                                                                                    -----------------------------------------------
California (11.9%)
       1,000,000   Alpine, California Unified School District Capital
                   Appreciation General Obligation Bonds
                   (Series B) (FSA Insured).................................................... 0.000      8/1/2024         221,250

       1,200,000   Alta Loma, California School District Capital
                   Appreciation General Obligation Bonds
                   (Series A) (FGIC Insured)................................................... 0.000      8/1/2019         361,500

The accompanying notes to the financial statements are an integral part of this schedule.

                                   The AAL Mutual Funds Semi-Annual Report    53

                                  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Principal Amount   Municipal Bond Investments (97.3%)                                  Interest Rate  Maturity Date    Market Value
===================================================================================================================================
California (11.9%) - continued
$      1,220,000   Alta Loma, California School District Capital
                   Appreciation General Obligation Bonds
                   (Series A) (FGIC Insured).................................................. 0.000%      8/1/2015        $484,950

       2,220,000   Benicia, California Unified School District General
                   Obligation Bonds (Series A) (FGIC Insured)................................. 0.000       8/1/2022         552,225

       1,015,000   California Rural Home Mortgage Finance Authority
                   Single Family Mortgage Revenue Bonds (Series A-3)
                   (GNMA/FHLMC/FNMA Insured) (Subject to `AMT')............................... 7.250      12/1/2024       1,100,006

       4,855,000   Contra Costa County, California Home Mortgage
                   Revenue Bonds (Escrowed to Maturity)....................................... 7.500       5/1/2014       5,795,656

      10,135,000   Foothill/Eastern Transportation California Toll Road
                   Revenue Bonds (Series A)................................................... 5.000       1/1/2035       8,057,325

       7,145,000   Foothill/Eastern Transportation California Toll Road
                   Revenue Bonds (Series A)................................................... 0.000       1/1/2014       5,966,075

       6,000,000   Foothill/Eastern Transportation California Toll Road
                   Revenue Bonds (Series A)................................................... 0.000       1/1/2013       5,010,000

         605,000   Foothill/Eastern Transportation California Toll Road
                   Revenue Bonds (Series A)................................................... 0.000       1/1/2012         504,419

       5,000,000   Foothill/Eastern Transportation California Toll Road
                   Revenue Bonds (Series A)................................................... 0.000       1/1/2011       4,168,750

       5,000,000   Foothill/Eastern Transportation California Toll Road
                   Revenue Bonds (Series A)................................................... 0.000       1/1/2010       4,043,750

       5,000,000   Foothill/Eastern Transportation California Toll Road
                   Revenue Bonds (Series A)................................................... 0.000       1/1/2009       4,018,750

       1,335,000   Foothill/Eastern Transportation California Toll Road
                   Revenue Bonds (Series A)................................................... 0.000       1/1/2005       1,034,625

       4,200,000   Fresno, California Sewer Revenue Bonds
                   (Series A-1) (AMBAC Insured)............................................... 6.250       9/1/2014       4,515,000

       3,500,000   Orange County, California Transit Authority Sales Tax
                   Revenue Bonds (Series M) (MBIA Insured).................................... 6.000      2/15/2009       3,749,375

       4,200,000   Pomona, California Single Family Housing Revenue
                   Bonds (Escrowed to Maturity)............................................... 7.600       5/1/2023       5,013,750

       2,000,000   San Bernardino County, California Single Family
                   Mortgage Revenue Bonds (Series A-1) Insured)............................... 5.000      12/1/2031       2,042,500

       1,910,000   San Jose, California Unified School District Capital
                   Appreciation General Obligation Bonds
                   (Santa Clara County) (Series C) (FGIC Insured)/3/.......................... 0.000       8/1/2020         520,475

       1,640,000   Saratoga, California United School District Capital
                   Appreciation General Obligation Bonds
                   (Series B) (MBIA Insured).................................................. 0.000       3/1/2024         373,100

       1,500,000   Saratoga, California United School District Capital
                   Appreciation General Obligation Bonds
                   (Series B) (MBIA Insured).................................................. 0.000       9/1/2023         352,500

       3,600,000   Tahoe-Truckee California Unified School
                   District #1-A Capital Appreciation General
                   Obligation Bonds (FGIC Insured)............................................ 0.000       8/1/2022         904,500
                                                                                    -----------------------------------------------
                                                                                    Total California                     58,790,481
                                                                                    -----------------------------------------------
Colorado (1.2%)
       1,000,000   Dawson Ridge Metropolitan District #1, Colorado
                   General Obligation Bonds (Series A)
                   (Escrowed to Maturity)..................................................... 0.000      10/1/2012         441,250

         760,000   Dawson Ridge Metropolitan District #1,
                   Colorado General Obligation Bonds (Series B)
                   (Escrowed to Maturity)..................................................... 0.000      10/1/2012         335,350

       1,000,000   Denver, Colorado Health and Hospital Revenue
                   Bonds (Series A)........................................................... 5.150      12/1/2011         907,500

The accompanying notes to the financial statements are an integral part of this schedule.

54    The AAL Mutual Funds Semi-Annual Report

                                  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Principal Amount   Municipal Bond Investments (97.3%)                                  Interest Rate  Maturity Date    Market Value
===================================================================================================================================
Colorado (1.2%) - continued
$      4,500,000   E-470 Public Highway Authority Colorado
                   Capital Appreciation Revenue Bonds (Series B)
                   (MBIA Insured)............................................................. 0.000%      9/1/2022      $1,130,625

       1,000,000   Jefferson County, Colorado School District #R-001
                   General Obligation Bonds (Series A) (FGIC Insured)......................... 5.000     12/15/2017         893,750

       2,000,000   Mesa County, Colorado Residual Revenue Bonds
                   (Escrowed to Maturity)..................................................... 0.000      12/1/2011       1,007,500

       1,250,000   University of Colorado Hospital Authority Revenue
                   Bonds (Series A) (AMBAC Insured)........................................... 5.000     11/15/2029       1,053,125
                                                                                    -----------------------------------------------
                                                                                    Total Colorado                        5,769,100
                                                                                    -----------------------------------------------
Florida (2.5%)
       3,000,000   Escambia County, Florida Health Facilities Authority
                   Revenue Bonds (Ascension Health Credit)
                   (Series A-1) (AMBAC Insured)/3/............................................ 5.750     11/15/2029       2,891,250

       2,860,000   Florida Housing Finance Corporation Revenue Bonds
                   (Sunset Place) (Series K-1)................................................ 6.100      10/1/2029       2,763,475

       1,670,000   Manatee County, Florida Housing Finance Authority
                   Single Family Revenue Bonds (Series 1)
                   (GNMA Insured) (Subject to `AMT').......................................... 7.200       5/1/2028       1,803,600

       2,000,000   Orange County, Florida Health Facilities Authority
                   Revenue Bonds (Orlando Regional Healthcare Project)
                   (Series A) (MBIA Insured).................................................. 6.250      10/1/2018       2,087,500

       1,100,000   Orange County, Florida Health Facilities Authority
                   Revenue Bonds (Mayflower Retirement Project)
                   (Asset Guaranteed)......................................................... 5.250       6/1/2019         995,500

       1,845,000   Tampa Bay, Florida Water Utility Systems Revenue Bonds
                   (FGIC Insured)............................................................. 5.000      10/1/2011       1,787,344
                                                                                    -----------------------------------------------
                                                                                    Total Florida                        12,328,669
                                                                                    -----------------------------------------------
Georgia (1.1%)
       2,000,000   Baldwin County, Georgia Hospital Authority Revenue
                   Bonds (Oconee Regional Medical Center)..................................... 5.250      12/1/2022       1,660,000

       4,000,000   Georgia Municipal Electric Authority Power Revenue
                   Refunding Bonds (Series Z) (FGIC Insured).................................. 5.500       1/1/2012       3,985,000
                                                                                    -----------------------------------------------
                                                                                    Total Georgia                         5,645,000
                                                                                    -----------------------------------------------
Illinois (14.2%)
       2,270,000   Bolingbrook, Illinois Capital Appreciation General
                   Obligation Bonds (Series B) (MBIA Insured)................................. 0.000       1/1/2012       1,135,000

       1,000,000   Broadview, Illinois Tax Increment Revenue Bonds............................ 5.375       7/1/2015         902,500

       2,000,000   Broadview, Illinois Tax Increment Revenue Bonds............................ 5.250       7/1/2012       1,865,000

       3,500,000   Chicago, Illinois Board of Education Capital
                   Appreciation General Obligation Bonds (Chicago
                   School Reform Project) (Series A) (FGIC Insured)........................... 0.000      12/1/2014       1,404,375

       2,770,000   Chicago, Illinois O'Hare International Airport Special
                   Facilities Revenue Bonds (United Airlines Project)
                   (Series A)................................................................. 5.350       9/1/2016       2,420,288

       1,980,000   Chicago, Illinois Single Family Mortgage Revenue
                   Bonds (GNMA Insured) (Subject to `AMT').................................... 7.250       9/1/2028       2,108,700

       6,500,000   Chicago, Illinois Single Family Mortgage Revenue
                   Bonds (Series C-1999) (GNMA/FNMA/FHLMC
                   Insured) (Subject to `AMT')................................................ 7.050      10/1/2030       7,020,000

       1,815,000   Cook County, Illinois School District #99 - Cicero
                   General Obligation Bonds (FGIC Insured).................................... 8.500      12/1/2016       2,305,050

The accompanying notes to the financial statements are an integral part of this schedule.

                                   The AAL Mutual Funds Semi-Annual Report    55

                                  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Principal Amount   Municipal Bond Investments (97.3%)                                  Interest Rate  Maturity Date    Market Value
===================================================================================================================================
Illinois (14.2%) - continued
$      1,565,000   Cook County, Illinois School District #99 - Cicero
                   General Obligation Bonds (FGIC Insured).................................... 8.500%     12/1/2014      $1,979,725

       1,250,000   Cook County, Illinois School District #99 - Cicero
                   General Obligation Bonds (FGIC Insured).................................... 8.500      12/1/2011       1,578,125

         880,000   Cook County, Illinois School District #99 - Cicero
                   Obligation Bonds (FGIC Insured)............................................ 8.500      12/1/2006       1,056,000

         765,000   Cook County, Illinois School District #100
                   General Obligation Bonds
                   (Berwyn South Project) (FSA Insured)....................................... 8.200      12/1/2009         933,300

       2,250,000   Cook County, Illinois General Obligation Bonds
                   (Series B) (FGIC Insured).................................................. 5.500     11/15/2022       2,064,375

       3,960,000   Cook County, Illinois General Obligation Bonds
                   (Series B) (MBIA Insured).................................................. 5.125     11/15/2017       3,534,300

       2,620,000   Du Page County, Illinois General Obligation
                   Bonds (Stormwater Project)................................................. 5.600       1/1/2021       2,508,650

       9,400,000   Hoffman Estates, Illinois Tax Increment Jr. Lien
                   Capital Appreciation Revenue Bonds......................................... 0.000      5/15/2003       7,813,750

       1,000,000   Illinois Development Finance Authority Revenue
                   Bonds (Bradley University Project)
                   (AMBAC Insured)............................................................ 5.375       8/1/2024         907,500

         950,000   Illinois Development Finance Authority Revenue
                   Bonds (Letter of Credit Government Program)
                   (Series A) (MBIA Insured).................................................. 0.000       1/1/2011         502,312

       4,900,000   Illinois Educational Facilities Authority Revenue
                   Bonds (Medical Term-Northwestern University)............................... 5.250      11/1/2032       4,648,875

       2,500,000   Illinois Educational Facilities Authority Revenue
                   Bonds (Northwestern University)............................................ 5.250      11/1/2032       2,390,625

         225,000   Illinois Regional Transit Authority Revenue Bonds
                   (Series 94-D) (FGIC Insured)............................................... 7.100       6/1/2025         250,875

         635,000   Illinois Regional Transit Authority Revenue Bonds
                   (Series A) (AMBAC Insured)................................................. 6.250       6/1/2024         685,800

       3,000,000   Illinois Regional Transit Authority Revenue Bonds
                   (Series A) (FGIC Insured).................................................. 6.700      11/1/2021       3,232,500

       2,855,000   McHenry County, Illinois Community School
                   District #047 Crystal Lake General Obligation
                   Bonds (FSA Insured)........................................................ 6.000       2/1/2015       2,879,981

      10,650,000   Metropolitan Pier and Exposition Authority Illinois
                   Hospitality Facilities Revenue Bonds (McCormick
                   Place Convention Center Project)/4/........................................ 7.000       7/1/2026      12,007,875

       1,600,000   Southwestern Illinois Development Authority
                   Revenue Bonds (Anderson Hospital Project).................................. 5.500      8/15/2020       1,386,000

       2,500,000   Winnebago County, Illinois School District #122
                   Capital Appreciation General Obligation Bonds
                   (Harlem-Loves Park Project) (FSA Insured).................................. 0.000       1/1/2016         918,750
                                                                                    -----------------------------------------------
                                                                                    Total Illinois                       70,440,231
                                                                                    -----------------------------------------------
Indiana (2.2%)
       2,000,000   Indiana State Development Finance Environmental
                   Authority Revenue Bonds (USX Corporate Project)............................ 6.250      7/15/2030       1,892,500

       4,550,000   Indiana Transportation Finance Authority Revenue
                   Bonds (MBIA Insured)....................................................... 7.250       6/1/2015       5,255,250

       1,500,000   Indianapolis, Indiana Local Public Improvement
                   Revenue Bonds (Series E)................................................... 5.750       2/1/2029       1,410,000

The accompanying notes to the financial statements are an integral part of this schedule.

56    The AAL Mutual Funds Semi-Annual Report

                                  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Principal Amount   Municipal Bond Investments (97.3%)                                  Interest Rate  Maturity Date    Market Value
===================================================================================================================================
Indiana (2.2%) - continued
$      2,000,000   Lawrence Township, Indiana Metropolitan School
                   District General Obligation Bonds.......................................... 6.875%      7/5/2011      $2,222,500
                                                                                    -----------------------------------------------
                                                                                    Total Indiana                        10,780,250
                                                                                    -----------------------------------------------
Iowa (0.4%)
         855,000   Iowa Financial Authority Revenue Bonds
                   (Mercy Health System) (Series V)........................................... 5.250      8/15/2027         759,881

       1,100,000   Keokuk, Iowa Hospital Facilities Revenue Refunding
                   Bonds (Keokuk Area Hospital Project)....................................... 5.400      12/1/2015         970,750
                                                                                    -----------------------------------------------
                                                                                    Total Iowa                            1,730,631
                                                                                    -----------------------------------------------
Kansas (0.1%)
         510,000   Labette County, Kansas Single Family Revenue
                   Bonds (Series A-2) (GNMA Insured).......................................... 7.650      12/1/2011         535,500
                                                                                    -----------------------------------------------
                                                                                    Total Kansas                            535,500
                                                                                    -----------------------------------------------
Kentucky (2.4%)
       2,615,000   Florence, Kentucky Housing Facilities Revenue
                   Bonds (Bluegrass Housing, Inc. Project)
                   (ACA Insured).............................................................. 6.300      8/15/2019       2,598,656

       7,950,000   Jefferson County, Kentucky Health Facilities
                   Revenue Bonds (MBIA Insured)............................................... 5.125      10/1/2027       6,856,875

       2,500,000   Kentucky State Property and Buildings Community
                   Revenue Bonds (Project #64) (MBIA Insured)................................. 5.375       5/1/2016       2,387,500
                                                                                    -----------------------------------------------
                                                                                    Total Kentucky                       11,843,031
                                                                                    -----------------------------------------------
Louisiana (0.2%)
       1,090,000   Lafayette, Louisiana Public Special Import Sales Tax
                   (Series B) (FGIC Insured).................................................. 5.600       3/1/2018       1,042,313
                                                                                    -----------------------------------------------
                                                                                    Total Louisiana                       1,042,313
                                                                                    -----------------------------------------------
Massachusetts (1.4%)
       2,010,000   Massachusetts State Development Finance Agency
                   Revenue Bonds (Northern Berkshire Community
                   Services, Inc.) (Series A) (ACA Insured)................................... 6.250      8/15/2019       1,952,213

       2,000,000   Massachusetts State Health and Educational
                   Facilities Authority Revenue Bonds
                   (Milford-Whittinsville Project) (Series C)................................. 5.750      7/15/2013       1,832,500

       3,000,000   Massachusetts State Turnpike Authority
                   Metropolitan Highway System Revenue Bonds
                   (Series A) (MBIA Insured).................................................. 5.000       1/1/2027       2,546,250

         500,000   Massachusetts State Turnpike Authority Revenue
                   Bonds (Series A) (FGIC Insured)............................................ 5.125       1/1/2023         466,875
                                                                                    -----------------------------------------------
                                                                                    Total Massachusetts                   6,797,838
                                                                                    -----------------------------------------------
Michigan (4.6%)
       2,500,000   Comstock Park, Michigan Public Schools General
                   Obligation Bonds (FSA/Q-SBLF Insured)...................................... 5.500       5/1/2021       2,343,750

       2,195,000   Detroit, Michigan City School District General
                   Obligation Bonds (Series B) (FGIC Insured)................................. 5.000       5/1/2017       1,964,525

       2,000,000   Dickinson County, Michigan Healthcare Systems
                   Hospital Revenue Bonds..................................................... 5.700      11/1/2018       1,765,000

       2,500,000   Dickinson County, Michigan Healthcare Systems
                   Hospital Revenue Bonds..................................................... 5.500      11/1/2013       2,268,750

The accompanying notes to the financial statements are an integral part of this schedule.

                                   The AAL Mutual Funds Semi-Annual Report    57

                                  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Principal Amount   Municipal Bond Investments (97.3%)                                  Interest Rate  Maturity Date    Market Value
===================================================================================================================================
Michigan (4.6%) - continued
$      1,000,000   Hillsdale, Michigan Hospital Finance Authority
                   Revenue Bonds (Hillsdale Community
                   Health Center Project)..................................................... 5.250%     5/15/2026        $763,750

         135,000   Hillsdale, Michigan Hospital Finance Authority
                   Hospital Revenue Bonds (Hillsdale Community
                   Health Center)............................................................. 4.800      5/15/2005         128,081

         260,000   Hillsdale, Michigan Hospital Finance Authority
                   Hospital Revenue Bonds (Hillsdale Community
                   Health Center)............................................................. 4.700      5/15/2004         248,625

         100,000   Hillsdale, Michigan Hospital Finance Authority
                   Hospital Revenue Bonds (Hillsdale Community
                   Health Center)............................................................. 4.600      5/15/2002          97,375

         145,000   Hillsdale, Michigan Hospital Finance Authority
                   Hospital Revenue Bonds (Hillsdale Community
                   Health Center)............................................................. 4.300      5/15/2000         144,169

       3,000,000   John Tolfree Health Systems Corporation,
                   Michigan Mortgage Revenue Bonds............................................ 6.000      9/15/2023       2,685,000

       2,500,000   Michigan Municipal Bond Authority Revenue Bonds
                   (Clean Water Revolving Fund)............................................... 5.500      10/1/2019       2,375,000

       5,500,000   Michigan Public Power Agency Revenue Refunding
                   Bonds (Belle River Project) (MBIA Insured)................................. 5.000       1/1/2019       4,833,125

       2,500,000   Michigan State Hospital Finance Authority Revenue
                   Bonds (Hackley Hospital Project) (Series A)................................ 5.300       5/1/2013       2,312,500

       1,065,000   Wayne County, Michigan Downriver System
                   Sewer Disposal General Obligation Bonds
                   (Series B) (MBIA Insured).................................................. 5.125      11/1/2016         978,469
                                                                                    -----------------------------------------------
                                                                                    Total Michigan                       22,908,119
                                                                                    -----------------------------------------------
Minnesota (0.8%)
       4,000,000   Spring Lake Park, Minnesota Independent School
                   District #016 General Obligation Bonds
                   (MBIA Insured)............................................................. 5.250       2/1/2014       3,800,000
                                                                                    -----------------------------------------------
                                                                                    Total Minnesota                       3,800,000
                                                                                    -----------------------------------------------
Missouri (1.5%)
       2,000,000   Lees Summit, Missouri Industrial Development
                   Authority Health Facilities Revenue Bonds
                   (John Knox Village)........................................................ 6.000      8/15/2017       1,910,000

       5,220,000   Missouri State Housing Development Community
                   Single Family Mortgage Revenue Bonds
                   (Subject to `AMT') (GNMA/FNMA Insured)..................................... 7.300       3/1/2028       5,689,800
                                                                                    -----------------------------------------------
                                                                                    Total Missouri                        7,599,800
                                                                                    -----------------------------------------------
Montana (2.4%)
       2,005,000   Montana State Health Facilities Authority Health
                   Care Revenue Bonds (Sidney Health Center)
                   (ACA Insured).............................................................. 6.250       9/1/2029       1,979,938

      10,000,000   Montana State University Revenue Bonds
                   (Series F) (MBIA Insured)/3/............................................... 5.750      5/15/2024       9,737,500
                                                                                    -----------------------------------------------
                                                                                    Total Montana                        11,717,438
                                                                                    -----------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

58    The AAL Mutual Funds Semi-Annual Report

                                  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Principal Amount   Municipal Bond Investments (97.3%)                                  Interest Rate  Maturity Date    Market Value
===================================================================================================================================
Nevada (0.7%)
$      4,000,000   Clark County, Nevada Industrial Development
                   Revenue Bonds (Nevada Power Company Project)
                   (Series B) (Subject to `AMT').............................................. 5.900%     10/1/2030      $3,635,000
                                                                                    -----------------------------------------------
                                                                                    Total Nevada                          3,635,000
                                                                                    -----------------------------------------------
New Jersey (0.2%)
       1,000,000   New Jersey Economic Development Authority
                   Revenue Bonds (Transportation Sublease Project)
                   (Series A) (FSA Insured)................................................... 5.250       5/1/2017         936,250
                                                                                    -----------------------------------------------
                                                                                    Total New Jersey                        936,250
                                                                                    -----------------------------------------------
New Mexico (2.2%)
       2,000,000   Bernalillo County, New Mexico Gross Receipts Tax
                   Revenue Bonds.............................................................. 5.750      10/1/2016       1,990,000

       3,250,000   Bernalillo County, New Mexico Gross Receipts Tax
                   Revenue Bonds.............................................................. 5.250      10/1/2026       2,937,188

       1,000,000   New Mexico Mortgage Finance Authority Single
                   Family Mortgage Capital Appreciation
                   Revenue Bonds.............................................................. 0.000       9/1/2019         527,500

       3,000,000   New Mexico State Hospital Equipment Council
                   Hospital Revenue Bonds (Mexico Medical Center, Inc.)....................... 5.500       6/1/2028       2,692,500

       2,525,000   New Mexico Mortgage Finance Authority
                   Revenue Bonds (Series F)................................................... 7.000       1/1/2026       2,768,031
                                                                                    -----------------------------------------------
                                                                                    Total New Mexico                     10,915,219
                                                                                    -----------------------------------------------
New York (8.1%)
       2,000,000   New York Dormitory Authority State University
                   Educational Facilities Revenue Bonds (Series A)............................ 7.500      5/15/2013       2,335,000

       5,000,000   New York Dormitory Authority State University
                   Educational Facilities Revenue Bonds (Series A)............................ 5.875      5/15/2017       4,943,750

       3,500,000   New York Dormitory Authority State University
                   Educational Facilities Revenue Bonds (Series A)............................ 5.875      5/15/2011       3,613,750

       5,000,000   New York Dormitory Authority State University
                   Educational Facilities Revenue Bonds (Series B)............................ 5.250      5/15/2019       4,431,250

       1,000,000   New York State Dormitory Authority Revenue
                   Bonds (Good Samaritan Hospital Project)
                   (Asset Guaranteed)......................................................... 5.500       7/1/2011         997,500

       2,445,000   New York State Local Government Assistance
                   Corporation Revenue Bonds (Series E)
                   (FSA Insured).............................................................. 5.375       4/1/2019       2,261,625

       3,000,000   New York State Local Government Assistance
                   Corporation Revenue Bonds (Series E)
                   (MBIA Insured)............................................................. 5.250       4/1/2016       2,827,500

       3,000,000   New York State Medical Care Facilities Finance
                   Agency Revenue Bonds (Mental Health Services
                   Project) (FSA Insured)..................................................... 5.375      2/15/2014       2,883,750

       2,500,000   New York State Tollway Authority Service Contract
                   Revenue Bonds (Series A-2) (MBIA Insured).................................. 5.000       4/1/2018       2,206,250

       2,500,000   Suffolk County, New York Judicial Facilities Service
                   Agreement Revenue Bonds (John P. Cohalan
                   Complex) (AMBAC Insured)................................................... 5.000      4/15/2016       2,253,125

       1,000,000   Triborough Bridge and Tunnel Authority Revenue
                   Bonds (General Purpose) (Series B)......................................... 5.375       1/1/2019         923,750

The accompanying notes to the financial statements are an integral part of this schedule.

                                   The AAL Mutual Funds Semi-Annual Report    59

                                  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999


Principal Amount   Municipal Bond Investments (97.3%)                                 Interest Rate   Maturity Date   Market Value
===================================================================================================================================
New York (8.1%) - continued
$      7,060,000   Triborough Bridge and Tunnel Authority Revenue
                   Bonds (Series B).......................................................... 5.000%       1/1/2020      $6,177,500
       5,000,000   Triborough Bridge and Tunnel Authority Revenue
                   Bonds (Series Q).......................................................... 5.000        1/1/2017       4,418,750
                                                                                    -----------------------------------------------
                                                                                    Total New York                       40,273,500
                                                                                    -----------------------------------------------
North Carolina (1.2%)
       2,000,000   New Hanover County, North Carolina Hospital
                   Revenue Bonds (New Hanover Regional
                   Medical Center Project)................................................... 5.000       10/1/2028       1,700,000
       2,385,000   Piedmont Triad Airport Authority North Carolina
                   Revenue Bonds (Series A) (FSA Insured)/3/................................. 6.375        7/1/2016       2,495,306
       1,000,000   Piedmont Triad Airport Authority North Carolina
                   Revenue Bonds (Series A) (FSA Insured)/3/................................. 6.000        7/1/2024         996,250
       1,035,000   Wake County, North Carolina Hospital
                   Revenue Bonds (MBIA Insured).............................................. 5.125       10/1/2026         945,731
                                                                                    -----------------------------------------------
                                                                                    Total North Carolina                  6,137,287
                                                                                    -----------------------------------------------
North Dakota (0.3%)
       1,500,000   Oliver County, North Dakota Pollution Control
                   Revenue Bonds (Square Butte Electric
                   Cooperative Project) (Series A) (AMBAC Insured) .......................... 5.300        1/1/2027       1,346,250
                                                                                    -----------------------------------------------
                                                                                    Total North Dakota                    1,346,250
                                                                                    -----------------------------------------------
Ohio (0.9%)
       1,000,000   Hamilton County, Ohio Sales Tax Revenue Bonds
                   (Hamilton County Football Project) (Series B)
                   (MBIA Insured)............................................................ 5.000       12/1/2018         881,250
       2,575,000   Montgomery County, Ohio Grandview
                   Hospital and Medical Center Revenue Bonds................................. 5.650       12/1/2012       2,372,219
         100,000   Ohio State Higher Education Facilities Revenue
                   Bonds (Case Western Reserve University Project)........................... 6.000       10/1/2022         102,000
       1,000,000   Portage County, Ohio Hospital Revenue Bonds
                   (Robinson Memorial Hospital) (AMBAC Insured).............................. 5.750      11/15/2019         972,500
                                                                                    -----------------------------------------------
                                                                                    Total Ohio                            4,327,969
                                                                                    -----------------------------------------------
Oklahoma (0.7%)
         175,000   Tulsa, Oklahoma Industrial Authority Hospital
                   Revenue Bonds (St. John's Medical Center Project)......................... 6.250       2/15/2017         187,906
         100,000   Tulsa, Oklahoma Industrial Authority Hospital
                   Revenue Bonds (St. John's Medical Center Project)......................... 6.250       2/15/2014         107,375
         675,000   Tulsa, Oklahoma Industrial Authority Educational
                   Facilities Revenue Bonds (Holland Hall
                   School Project) (Series A)................................................ 5.250       12/1/2019         599,906
       2,970,000   Tulsa, Oklahoma Industrial Authority Educational
                   Facilities Revenue Bonds (Holland Hall
                   School Project) (Series B)................................................ 5.000       12/1/2014       2,691,563
                                                                                    -----------------------------------------------
                                                                                    Total Oklahoma                        3,586,750
                                                                                    -----------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

60    The AAL Mutual Funds Semi-Annual Report

                                  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Principal Amount   Municipal Bond Investments (97.3%)                                  Interest Rate  Maturity Date    Market Value
===================================================================================================================================
Pennsylvania (0.7%)
$        200,000   Pennsylvania State Higher Education Facilities
                   Authority Health Services Revenue Bonds
                   (Allegheny, Delaware Project) (Obligation A)
                   (MBIA Insured)............................................................. 4.900%    11/15/2001        $200,000

       1,400,000   Philadelphia, Pennsylvania Gas Works Revenue
                   Bonds (Series A) (FSA Insured)............................................. 5.375       7/1/2013       1,366,750

       2,540,000   Philadelphia, Pennsylvania Hospital and Higher
                   Education Facilities Authority Revenue Bonds
                   (Children's Hospital Project) (Series A)................................... 5.000      2/15/2021       2,130,425
                                                                                    -----------------------------------------------
                                                                                    Total Pennsylvania                    3,697,175
                                                                                    -----------------------------------------------
South Carolina (1.9%)
       2,000,000   Loris, South Carolina Community Hospital
                   District Revenue Bonds (Series B).......................................... 5.625       1/1/2020       1,735,000

       1,250,000   Loris, South Carolina Community Hospital
                   District Revenue Bonds (Series A).......................................... 5.500       1/1/2016       1,101,563

       3,805,000   South Carolina Jobs Economic Development
                   Authority Hospital Facilities Revenue Bonds
                   (Georgetown Memorial Hospital)
                   (AMBAC Insured)............................................................ 5.875      11/1/2029       3,657,556

       1,250,000   South Carolina Jobs Economic Development
                   Authority Hospital Facilities Revenue Bonds
                   (Georgetown Memorial Hospital)
                   (AMBAC Insured)............................................................ 5.500      11/1/2016       1,190,625

       2,080,000   South Carolina Jobs Economic Development
                   Authority Hospital Facilities Revenue Bonds
                   (Georgetown Memorial Hospital)
                   (AMBAC Insured)............................................................ 5.000      11/1/2023       1,768,000
                                                                                    -----------------------------------------------
                                                                                    Total South Carolina                  9,452,744
                                                                                    -----------------------------------------------
Tennessee (2.2%)
       1,000,000   Franklin, Tennessee Special School District
                   General Obligation Bonds (FSA Insured)..................................... 0.000       6/1/2017         342,500

       3,240,000   Franklin, Tennessee Special School District
                   General Obligation Bonds (FSA Insured)..................................... 0.000       6/1/2015       1,275,750

       1,500,000   Metropolitan Government Nashville and
                   Davidson County Tennessee Health and
                   Educational Facilities Revenue Bonds (Series A)
                   (AMBAC Insured)/3/......................................................... 5.875     11/15/2028       1,458,750

       9,000,000   Shelby County, Tennessee Health Education and
                   Housing Facilities Board Revenue Bonds
                   (St. Jude's Children's Research Project)/4/................................ 5.375       7/1/2029       7,965,000
                                                                                    -----------------------------------------------
                                                                                    Total Tennessee                      11,042,000
                                                                                    -----------------------------------------------
Texas (11.8%)
       1,970,000   Brazos River Authority, Texas Revenue Bonds
                   (Houston Industries, Inc.) (Project A)..................................... 5.125       5/1/2019       1,740,988

       1,420,000   Carroll, Texas Independent School District Capital
                   Appreciation General Obligation Bonds
                   (PSF/GTD Insured).......................................................... 0.000      2/15/2013         654,975

       1,365,000   Carroll, Texas Independent School District Capital
                   Appreciation General Obligation Bonds
                   (PSF/GTD Insured).......................................................... 0.000      2/15/2012         658,612

       1,845,000   Cleburne, Texas Capital Appreciation General
                   Obligation Bonds (FSA Insured)............................................. 0.000      2/15/2016         691,875

       5,930,000   Crowley, Texas Independent School District
                   General Obligation Bonds (PSF/GTD Insured)................................. 5.125       8/1/2025       5,173,925

The accompanying notes to the financial statements are an integral part of this schedule.

                                   The AAL Mutual Funds Semi-Annual Report    61

                                  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999


Principal Amount   Municipal Bond Investments (97.3%)                                 Interest Rate   Maturity Date   Market Value
===================================================================================================================================
Texas (11.8%) - continued
$      2,870,000   Frisco, Texas Independent School District
                   Capital Appreciation General Obligation Bonds
                   (PSF/GTD Insured).......................................................... 0.000%     8/15/2024        $631,400

       2,625,000   Granbury, Texas Independent School District
                   Capital Appreciation General Obligation Bonds
                   (PSF/GTD Insured).......................................................... 0.000       8/1/2014       1,109,062

       2,625,000   Granbury, Texas Independent School District
                   Capital Appreciation General Obligation Bonds
                   (PSF/GTD Insured).......................................................... 0.000       8/1/2015       1,040,156

       2,500,000   Harris County, Texas Health Facilities Development
                   Corporation Revenue Bonds (Christus Health
                   Project) (Series A) (MBIA Insured)......................................... 5.375       7/1/2029       2,243,750

       2,365,000   Houston, Texas Independent School District General
                   Obligation Bonds (Series A) (PSF/GTD Insured).............................. 5.000      2/15/2024       2,030,944

       1,100,000   Houston, Texas Water and Sewer System
                   Revenue Bonds (Series D) (MBIA Insured)/3/................................. 6.125      12/1/2029       1,094,500

       3,810,000   Lamar, Texas Independent School District General
                   Obligation Bonds (PSF/GTD Insured)......................................... 5.375      2/15/2020       3,467,100

       5,270,000   Leander, Texas Independent School District
                   Capital Appreciation General Obligation Bonds
                   (PSF/GTD Insured).......................................................... 0.000      8/15/2017       1,785,213

       4,855,000   Leander, Texas Independent School District
                   Capital Appreciation General Obligation Bonds
                   (PSF/GTD Insured).......................................................... 0.000      8/15/2016       1,766,006

       4,935,000   Leander, Texas Independent School District
                   Capital Appreciation General Obligation Bonds
                   (PSF/GTD Insured).......................................................... 0.000      8/15/2015       1,918,481

       3,010,000   Midlothian, Texas Independent School District
                   Capital Appreciation General Obligation Bonds
                   (PSF/GTD Insured).......................................................... 0.000      2/15/2019         884,187

       1,510,000   Midlothian, Texas Independent School District
                   Capital Appreciation General Obligation Bonds
                   (PSF/GTD Insured).......................................................... 0.000      2/15/2018         473,763

       1,760,000   Parker County, Texas Hospital District Revenue
                   Bonds (Campbell Health Systems)............................................ 6.250      8/15/2019       1,641,200

       4,260,000   Rockwall, Texas Independent School District
                   Capital Appreciation General Obligation Bonds
                   (PSF/GTD Insured).......................................................... 0.000      8/15/2015       1,656,075

       7,000,000   San Antonio, Texas Independent School District General
                   Obligation Bonds (PSF/GTD Insured)/4/...................................... 5.500      8/15/2024       6,571,250

       1,275,000   South San Antonio, Texas Independent School District
                   General Obligation Bonds (PSF/GTD Insured)................................. 6.000      8/15/2019       1,281,375

       1,250,000   South San Antonio, Texas Independent School District
                   General Obligation Bonds (PSF/GTD Insured)/4/.............................. 6.000      8/15/2018       1,257,813

       1,180,000   South San Antonio, Texas Independent School District
                   General Obligation Bonds (PSF/GTD Insured)................................. 6.000      8/15/2017       1,190,325

       2,000,000   Travis County, Texas Health Facilities Development
                   Corporation Revenue Bonds (Ascension Health
                   Credit) (Series A) (MBIA Insured)/3/....................................... 6.250     11/15/2017       2,040,000

       2,810,000   Victoria County, Texas Hospital Revenue Bonds
                   (Citizens Medical Center Project).......................................... 5.500      2/15/2019       2,423,625

       1,465,000   Victoria County, Texas Hospital Revenue Bonds
                   (Citizens Medical Center Project).......................................... 5.500      2/15/2015       1,305,681

       1,320,000   Victoria County, Texas Hospital Revenue Bonds
                   (Citizens Medical Center Project).......................................... 5.400      2/15/2013       1,194,600

       2,090,000   Wylie, Texas Independent School District Capital
                   Appreciation General Obligation Bonds
                   (Collin County Project) (PSF/GTD Insured).................................. 0.000      8/15/2020         577,363

The accompanying notes to the financial statements are an integral part of this schedule.

62    The AAL Mutual Funds Semi-Annual Report

                                  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Principal Amount   Municipal Bond Investments (97.3%)                                  Interest Rate  Maturity Date    Market Value
===================================================================================================================================
Texas (11.8%) - continued
$      3,770,000   Wylie, Texas Independent School District Prerefunded
                   General Obligation Bonds (PSF Guaranteed).................................. 7.000%     8/15/2024      $4,316,650

       1,800,000   Wylie, Texas Independent School District Prerefunded
                   General Obligation Bonds (PSF/GTD Insured)................................. 7.000      8/15/2024       2,061,000

       3,280,000   Wylie, Texas Independent School District Unrefunded
                   Balance General Obligation Bonds (PSF/GTD Insured)......................... 7.000      8/15/2024       3,616,200
                                                                                    -----------------------------------------------
                                                                                    Total Texas                          58,498,094
                                                                                    -----------------------------------------------
Utah (1.1%)
       5,360,000   Intermountain Power Agency Special Obligation
                   Revenue Bonds (Series A) (MBIA Insured).................................... 5.000       7/1/2021       4,616,300

         715,000   Intermountain Power Agency Utah Power Supply
                   Revenue Bonds (Series B) (MBIA/IBC Insured)................................ 5.000       7/1/2016         639,031
                                                                                    -----------------------------------------------
                                                                                    Total Utah                            5,255,331
                                                                                    -----------------------------------------------
Vermont (0.3%)
       1,250,000   Vermont Health and Educational Buildings Finance
                   Agency Revenue Bonds (Northwestern Medical
                   Center Project) (Series A)................................................. 6.000       9/1/2006       1,242,188
                                                                                    -----------------------------------------------
                                                                                    Total Vermont                         1,242,188
                                                                                    -----------------------------------------------
Virginia (0.5%)
       3,000,000   Fairfax County, Virginia Industrial Development
                   Authority Revenue Bonds (Inova Health
                   Systems Project)........................................................... 5.250      8/15/2019       2,673,750
                                                                                    -----------------------------------------------
                                                                                    Total Virginia                        2,673,750
                                                                                    -----------------------------------------------
Washington (6.0%)

       2,000,000   King County, Washington Public Hospital
                   District #001 Facilities Revenue Bonds
                   (Valley Medical Center) (AMBAC Insured).................................... 5.750       9/1/2020       1,937,500

       2,275,000   Pierce County, Washington School District
                   General Obligation Bonds (AMBAC Insured)................................... 5.450      12/1/2013       2,246,563

       4,500,000   Quinault Indian Nation, Washington Revenue Bonds
                   (Quinault Beach Project) (Series A) (ACA Insured)4......................... 5.800      12/1/2015       4,241,250

       2,000,000   Seattle, Washington Drain and Wastewater Utility
                   Revenue Bonds (MBIA Insured)............................................... 5.750      11/1/2022       1,922,500

       5,000,000   Washington State General Obligation Bonds
                   (Series A)................................................................. 6.750       2/1/2015       5,487,500

       3,625,000   Washington State Health Care Facilities Authority
                   Revenue Bonds (Swedish Health Systems)
                   (AMBAC Insured)............................................................ 5.125     11/15/2022       3,153,750

      10,000,000   Washington State Public Power Supply Systems
                   Revenue Refunding Bonds (Nuclear Project #2)
                   (Series A)................................................................. 6.000       7/1/2007      10,487,500
                                                                                    -----------------------------------------------
                                                                                    Total Washington                     29,476,563
                                                                                    -----------------------------------------------
Wisconsin (4.1%)
      1,520,000    Kimberly, Wisconsin Area School District General
                   Obligation Bonds (FGIC Insured)............................................ 5.700       3/1/2019       1,470,600

      3,950,000    Wisconsin State General Obligation Bonds
                   (Series C)/3/.............................................................. 6.000       5/1/2020       3,954,937

The accompanying notes to the financial statements are an integral part of this schedule.

                                   The AAL Mutual Funds Semi-Annual Report    63

                                  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999


Principal Amount   Municipal Bond Investments (97.3%)                                 Interest Rate   Maturity Date    Market Value
===================================================================================================================================
Wisconsin (4.1%) - continued
$      1,000,000   Wisconsin State Health and Educational Facilities
                   Authority Revenue Bonds (Children's Hospital
                   Project) (AMBAC Insured)................................................... 5.625%     2/15/2015        $981,250

       5,710,000   Wisconsin State Health and Educational Facilities
                   Authority Revenue Bonds (Howard Young
                   Medical Center, Inc. Project).............................................. 5.125      8/15/2028       4,518,037

       2,090,000   Wisconsin State Health and Educational Facilities
                   Authority Revenue Bonds (Kenosha Hospital and
                   Medical Center Project).................................................... 5.625      5/15/2029       1,813,075

       1,845,000   Wisconsin State Health and Educational Facilities
                   Authority Revenue Bonds (Lawrence
                   University Project)........................................................ 5.000     10/15/2013       1,702,012

       3,250,000   Wisconsin State Health and Educational Facilities
                   Authority Revenue Bonds (Mercy Health System
                   Corporation) (AMBAC Insured)............................................... 5.375      8/15/2019       2,994,063

       2,710,000   Wisconsin State Health and Educational Facilities
                   Authority Revenue Bonds (Mercy Hospital of
                   Janesville, Inc.).......................................................... 6.600      8/15/2022       2,754,038
                                                                                 --------------------------------------------------
                                                                                 Total Wisconsin                         20,188,012
                                                                                 --------------------------------------------------
Wyoming (1.1%)
       5,785,000   Wyoming State Farm Loan Board Capital
                   Facilities Revenue Bonds................................................... 5.750      10/1/2020       5,625,912
                                                                                 --------------------------------------------------
                                                                                 Total Wyoming                            5,625,912
                                                                                 --------------------------------------------------
United States Territories (0.9%)
       1,050,000   District of Columbia, American Association of Homes
                   and Services Revenue Bonds (ACA Insured)................................... 6.000       7/1/2024       1,004,062

       3,750,000   Guam Power Authority Revenue Bonds (Series A)
                   (MBIA/IBC Insured)......................................................... 5.250      10/1/2034       3,295,313
                                                                                 --------------------------------------------------
                                                                                 Total United States Territories          4,299,375
                                                                                 --------------------------------------------------
                                                                                 --------------------------------------------------
                                                                                 Total Municipal Bond Investments
                                                                                 (amortized cost basis $483,479,536)    481,919,520
                                                                                 --------------------------------------------------


                   Short-Term Tax-Exempt Variable Rate Investments (1.7%)
                   ======================================================
       8,668,992   Citifunds Institutional Tax-Free Reserves............................................................. 8,668,992
                                                                                 --------------------------------------------------
                                                                                 Total Short-Term Tax-Exempt Variable
                                                                                 Rate Investments (cost basis $8,668,992) 8,668,992
                                                                                 --------------------------------------------------
                                                                                 --------------------------------------------------
                                                                                 TOTAL INVESTMENTS (99.0%)
                                                                                 (amortized cost basis $492,148,528)    490,588,512
                                                                                 --------------------------------------------------
                                                                                 --------------------------------------------------
                                                                                 Other Assets, Less Liabilities (1.0%)    4,883,654
                                                                                 --------------------------------------------------
                                                                                 --------------------------------------------------
                                                                                 Net Assets (100%)                     $495,472,166
                                                                                 --------------------------------------------------

/3/When-issued security
/4/Pledged as security for when-issued securities.
   See page 85 for a complete discussion of Investment Terms.

The accompanying notes to the financial statements are an integral part of this schedule.

64    The AAL Mutual Funds Semi-Annual Report

The AAL Bond Fund                 SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Investment Objective

The Fund seeks a high level of current income, consistent with capital preservation by investing primarily in a diversified portfolio of investment grade bonds.

Principal Amount   Long-Term Fixed-Income Investments (96.0%)                          Interest Rate  Maturity Date    Market Value
===================================================================================================================================
U.S. Government Agency Investments (14.4%)
$     13,888,034   Federal National Mortgage Association
                   15 Yr. Pass Through........................................................ 6.500%      6/1/2013     $13,640,425

      18,842,639   Federal National Mortgage Association
                   15 Yr. Pass Through........................................................ 5.500       1/1/2014      17,761,562

       9,821,982   Government National Mortgage Association
                   15 Yr. Pass Through........................................................ 6.500      3/15/2029       9,390,630

       8,487,405   Government National Mortgage Association
                   30 Yr. Pass Through........................................................ 7.500      8/15/2029       8,514,446

       8,553,408   Government National Mortgage Association
                   30 Yr. Pass Through........................................................ 7.500     10/15/2013       8,690,622
                                                                                    -----------------------------------------------
                                                                                    Total U.S. Government
                                                                                    Agency Investments                   57,997,685
                                                                                    -----------------------------------------------
U.S. Government Agency Investments (8.4%)
      20,000,000   U.S. Treasury Bonds........................................................ 7.250      5/15/2016      21,556,240

       7,500,000   U.S. Treasury Bonds........................................................ 5.250     11/15/2028       6,447,653

       6,000,000   U.S. Treasury Notes........................................................ 6.500     10/15/2006       6,106,872
                                                                                    -----------------------------------------------
                                                                                    Total U.S. Government
                                                                                    Investments                          34,110,765
                                                                                    -----------------------------------------------
Asset-Backed Securities (7.6%)
       3,000,000   Associates Manufactured Housing Pass
                   Through Certificates Series 1996-1......................................... 7.900      3/15/2027       3,042,840

       5,250,000   Green Tree Financial Corporation
                   Series 1997-6 Class A-5.................................................... 6.680      1/15/2029       5,238,135

       5,000,000   Green Tree Financial Corporation
                   Series 1997-6 Class A-7.................................................... 7.140      1/15/2029       4,936,200

       5,000,000   Green Tree Financial Corporation
                   Series 1996-7 Class A-6.................................................... 7.650     10/15/2027       4,871,550

       5,000,000   Green Tree Financial Corporation
                   Series 1996-6 Class A-6.................................................... 7.950      9/15/2027       5,123,250

       3,000,000   Green Tree Home Improvement
                   Loan Trust Series 1997-C A-2............................................... 8.100      9/15/2027       3,040,590

       4,500,000   Harley-Davidson Eaglemark Motorcycle
                   Trust Series 1999-1 Class Certificates..................................... 6.710      8/15/2002       4,402,260
                                                                                    -----------------------------------------------
                                                                                    Total Asset-Backed Securities        30,654,825
                                                                                    -----------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

                                   The AAL Mutual Funds Semi-Annual Report    65

The AAL Bond Fund - continued SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999


Principal Amount   Long-Term Fixed-Income Investments (96.0%)                          Interest Rate  Maturity Date    Market Value
===================================================================================================================================
Collateralized Mortgage Investments (3.8%)
$     15,360,000   Countrywide Home Loans, Inc.
                   Series 1997-6 A-3.......................................................... 6.750%    11/25/2027     $15,236,659
                                                                                    -----------------------------------------------
                                                                                    Total Collateralized
                                                                                    Mortgage Investments                 15,236,659
                                                                                    -----------------------------------------------
Corporate Investments (61.8%)
       4,500,000   American Airlines, Inc. ................................................... 7.024     10/15/2009       4,475,880
       5,000,000   Arizona Public Service Company............................................. 6.250      1/15/2005       4,784,620
      11,000,000   AT&T Capital Corporation................................................... 6.875      1/15/2001      11,028,369
       6,000,000   Avalon Bay Communities, Inc. .............................................. 7.500       8/1/2009       5,797,914
       5,000,000   Bank of America Corporation................................................ 6.625      6/15/2004       4,959,685
       5,000,000   Cabot Industrial Properties, L.P. ......................................... 7.125       5/1/2004       4,841,660
       5,500,000   CBS Corporation............................................................ 7.150      5/20/2005       5,444,412
       4,000,000   CIT Group, Inc. ........................................................... 7.125     10/15/2004       4,016,856
       5,000,000   Coastal Corporation........................................................ 6.500      5/15/2006       4,786,315
       8,500,000   Comdisco, Inc. ............................................................ 5.950      4/30/2002       8,219,559
       5,000,000   Countrywide Home Loans, Inc. .............................................. 6.250      4/15/2009       4,610,650
       3,500,000   Edison International, Inc. ................................................ 6.875      9/15/2004       3,471,198
       5,000,000   Edison Mission Holdings Company/2/......................................... 8.137      10/1/2019       4,763,195
       4,000,000   El Paso Energy Corporation................................................. 6.750      5/15/2009       3,800,708
       4,000,000   EOP Operating, L.P. ....................................................... 6.800      1/15/2009       3,717,556
       8,000,000   Fidelity Investments/2/.................................................... 7.490      6/15/2019       7,937,016
       4,000,000   FPL Group Capital, Inc. ................................................... 7.625      9/15/2006       4,069,460
       5,500,000   Guidant Corporation........................................................ 6.150      2/15/2006       5,147,439
       5,000,000   Household Finance Corporation.............................................. 7.200      7/15/2006       4,997,035
       4,500,000   Joseph E. Seagram & Sons, Inc. ............................................ 6.625     12/15/2005       4,314,168
       5,000,000   KN Energy, Inc. ........................................................... 6.650       3/1/2005       4,848,190
       4,500,000   Kroger Company............................................................. 7.625      9/15/2006       4,531,613
      12,000,000   Mercantile Bancorporation, Inc. ........................................... 7.625     10/15/2002      12,228,612
       2,500,000   News America Holdings, Inc. ............................................... 8.625       2/1/2003       2,603,463
       5,561,099   Niagara Mohawk Power Corporation........................................... 7.625      10/1/2005       5,602,435
       4,000,000   Northern Border Pipeline Company/2/........................................ 7.750       9/1/2009       4,045,172
       4,000,000   Northern Trust Corporation................................................. 7.100       8/1/2009       3,965,272
       6,000,000   Oneck, Inc. ............................................................... 7.750      8/15/2006       6,056,327
       4,000,000   Pentair, Inc. ............................................................. 7.850     10/15/2009       3,974,616
       6,500,000   PSI Energy, Inc. .......................................................... 7.850     10/15/2007       6,555,152
       4,500,000   Raytheon Company........................................................... 6.750      3/15/2018       3,969,450
       5,500,000   Raytheon Company........................................................... 6.500      7/15/2005       5,252,935
       4,000,000   Society National Bank...................................................... 7.250       6/1/2005       4,027,656
       4,500,000   Sun Microsystems, Inc. .................................................... 7.500      8/15/2006       4,569,894
       8,500,000   TCI Communications, Inc. .................................................. 8.650      9/15/2004       9,140,909
       8,500,000   Texas Utilities Eastern Funding Company/2/................................. 6.450      5/15/2005       8,075,808
       4,000,000   Textron Financial Corporation.............................................. 7.370     10/15/2003       3,953,356
       5,000,000   Times Mirror Company....................................................... 7.450     10/15/2009       5,051,950
       9,000,000   Tyco International Group SA 2.............................................. 6.875       9/5/2002       8,950,293
      10,000,000   Union Pacific Company...................................................... 5.780     10/15/2001       9,809,140

The accompanying notes to the financial statements are an integral part of this schedule.

66    The AAL Mutual Funds Semi-Annual Report

The AAL Bond Fund - continued SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999


Principal Amount   Long-Term Fixed-Income Investments (96.0%)                          Interest Rate  Maturity Date    Market Value
===================================================================================================================================
Corporate Investments (61.8%) - continued
$      4,000,000   United Technologies Corporation............................................ 6.500%      6/1/2009      $3,872,264

       3,000,000   United Technologies Corporation............................................ 7.500      9/15/2029       3,027,417

       4,000,000   USX Corporation............................................................ 6.650       2/1/2006       3,838,980

       8,000,000   Waste Management, Inc./2/.................................................. 6.000      5/15/2001       7,552,672

       5,000,000   Waste Management, Inc. .................................................... 7.000      10/1/2004       4,372,065

       4,500,000   Williams Companies, Inc. .................................................. 7.625      7/15/2019       4,386,661
                                                                                 --------------------------------------------------
                                                                                 Total Corporate Investments            249,445,997
                                                                                 --------------------------------------------------
                                                                                 --------------------------------------------------
                                                                                 Total Long-Term Fixed-Income Investments
                                                                                 (amortized cost basis $393,269,083)    387,445,931
                                                                                 --------------------------------------------------
                   Short-Term Investments (2.7%)/1/
                   ===========================================================================
       6,187,000   Merrill Lynch & Company, Inc. ............................................. 5.280        11/2/99       6,184,250

       4,882,000   Xerox Corporation.......................................................... 5.250        11/1/99       4,880,576
                                                                                 --------------------------------------------------
                                                                                 Total Short-Term Investments
                                                                                 (amortized cost basis $11,064,826)      11,064,826
                                                                                 --------------------------------------------------
                                                                                 --------------------------------------------------
                                                                                 TOTAL INVESTMENTS (98.7%)
                                                                                 (amortized cost basis $404,333,909)    398,510,757
                                                                                 --------------------------------------------------
                                                                                 --------------------------------------------------
                                                                                 Other Assets, Less Liabilities (1.3%)    5,201,961
                                                                                 --------------------------------------------------
                                                                                 --------------------------------------------------
                                                                                 Net Assets (100.0%)                   $403,712,718
                                                                                 --------------------------------------------------

/1/The interest rate reflects the discount rate at the date of purchase.

/2/144A security

   See page 85 for a complete discussion of Investment Terms.

The accompanying notes to the financial statements are an integral part of this schedule.

                                   The AAL Mutual Funds Semi-Annual Report    67

The AAL Money Market Fund         SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999

Investment Objective

The Fund seeks a high level of current income, consistent with liquidity and the preservation of capital, by investing in a diversified portfolio of high-quality, short-term money market instruments.

Principal Amount   Commercial Paper (99.0%)                        Interest Rate Range*  Maturity Date Range  Market Value
==========================================================================================================================
     $14,958,000   American Express Credit Corporation.................... 5.110-5.880%    11/9/99-2/23/2000   $14,823,836

      13,571,000   American General Finance Corporation................... 5.150-5.990    11/12/99-2/17/2000    13,419,324

       8,800,000   Associates Corporation of North America................ 4.830-5.740    12/20/99-1/14/2000     8,716,870

       4,094,000   AT&T Corporation.......................................       5.700              2/2/2000     4,032,419

      14,045,000   BellSouth Telecommunications, Inc. .................... 5.650-5.670    1/19/2000-2/9/2000    13,846,367

       1,325,000   Cargill, Inc. .........................................       4.870              2/4/2000     1,307,613

       1,500,000   Carolina Power & Light Company.........................       5.200               11/5/99     1,498,700

       9,924,000   CIT Group, Inc. ....................................... 5.120-5.800    11/17/99-2/15/2000     9,840,584

      15,194,000   Coca-Cola Company/6/................................... 5.110-5.780      11/5/99-2/7/2000    15,066,475

       5,000,000   Consolidated Natural Gas Company....................... 5.380-5.450    11/15/99-1/25/2000     4,966,485

      14,928,000   E. I. du Pont de Nemours & Company..................... 5.110-5.810     11/2/99-2/22/2000    14,835,894

       4,663,000   Federal National Mortgage Association..................       5.440             1/18/2000     4,606,629

      11,443,000   Ford Motor Credit Company.............................. 5.260-5.700     12/3/99-1/10/2000    11,360,692

       4,783,000   Gannett Company........................................       5.850   1/14/2000-1/20/2000     4,722,679

      15,018,000   General Electric Capital Corporation................... 5.150-5.970     11/5/99-2/18/2000    14,837,464

      11,248,000   General Mills, Inc. ................................... 4.970-5.270      11/12/99-12/1/99    11,206,006

      13,393,000   General Motors Acceptance Corporation.................. 5.160-5.900     11/16/99-2/1/2000    13,263,482

      14,226,000   Goldman Sachs Group, L.P. ............................. 5.810-5.980   1/13/2000-2/14/2000    14,007,531

       6,000,000   GTE Corporation........................................       6.000              3/2/2000     5,876,000

       5,656,000   Hershey Foods Corporation.............................. 5.180-5.270      11/8/99-11/23/99     5,642,229

      13,383,000   Household Finance Corporation.......................... 5.210-5.750    11/24/99-1/11/2000    13,288,356

      15,044,000   IBM Credit Corporation................................. 5.230-5.920    11/23/99-2/15/2000    14,863,173

       8,630,000   International Lease Finance Corporation................ 5.210-5.870      11/9/99-2/9/2000     8,524,528

      11,728,000   John Deere Capital Corporation......................... 5.130-5.710     11/4/99-1/13/2000    11,671,233

      15,004,000   Lucent Technologies, Inc. ............................. 4.910-5.800    11/10/99-2/24/2000    14,847,567

       1,995,000   McGraw-Hill, Inc. .....................................       5.160               11/2/99     1,994,142

       2,497,000   Merrill Lynch & Company, Inc. ......................... 5.950-5.960   1/28/2000-1/31/2000     2,459,269

      14,546,000   Norwest Financial, Inc. ............................... 5.120-5.980    11/15/99-2/16/2000    14,359,735

      15,219,000   Procter & Gamble Company............................... 5.250-5.900      11/4/99-2/2/2000    15,109,351

       6,367,000   Sears Roebuck Acceptance Corporation................... 5.200-5.280     11/24/99-12/13/99     6,335,248

       3,931,000   Shell Oil Company...................................... 5.260-5.270      11/1/99-11/19/99     3,926,128

       3,000,000   Southern California Edison Company.....................       5.280             1/26/2000     2,957,321

       5,138,000   Toyota Motor Corporation...............................       5.270              12/13/99     5,104,906

      10,365,000   Transamerica Finance Corporation....................... 4.850-5.340     11/3/99-1/12/2000    10,327,061

       4,854,000   Wal-Mart Stores, Inc. ................................. 5.290-5.300       11/9/99-12/7/99     4,833,032

      15,006,000   Walt Disney Company.................................... 4.780-5.880     11/1/99-2/16/2000    14,867,316

       1,311,000   Warner-Lambert, Inc. ..................................       5.270              11/18/99     1,307,354

       2,150,000   Xerox Corporation......................................       5.280               12/6/99     2,138,333
                                                                          ------------------------------------------------
                                                                          Total Commercial Paper               336,791,332
                                                                          ------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

68    The AAL Mutual Funds Semi-Annual Report

                                  SCHEDULE OF INVESTMENTS AS OF OCTOBER 29, 1999


Principal Amount   Variable Rate Obligations (0.7%)                                              Market Value
=============================================================================================================
$      2,492,874   Fidelity Domestic Portfolio Class III........................................ $  2,492,874
                                                        -----------------------------------------------------
                                                        Total Variable Rate Obligations             2,492,874
                                                        -----------------------------------------------------

                                                        -----------------------------------------------------
                                                        TOTAL INVESTMENTS (99.7%)
                                                        (amortized cost basis $339,284,206)       339,284,206
                                                        -----------------------------------------------------

                                                        -----------------------------------------------------
                                                        Other Assets, Less Liabilities (0.3%)       1,034,059
                                                        -----------------------------------------------------

                                                        -----------------------------------------------------
                                                        Total Net Assets (100.0%)                $340,318,265
                                                        -----------------------------------------------------

* The interest rate shown reflects the coupon rate or, for the securities purchased at a discount, the discount rate at the date of purchase. /6/4(2) commercial paper
   See page 85 for a complete discussion of Investment Terms.


The accompanying notes to the financial statements are an integral part of this schedule.

                              The AAL Mutual Funds Semi-Annual Report    69

Statement of Assets and Liabilities                       As of October 29, 1999

                                                         The AAL               The AAL               The AAL                The AAL
                                            Small Cap Stock Fund    Mid Cap Stock Fund    International Fund    Capital Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets

Investments at cost................................ $135,803,201          $590,523,559          $145,951,227         $1,987,099,818

Investments at value                                $146,691,166          $656,766,608          $183,554,860         $4,025,290,441

Unamortized organization &
initial registration expenses......................       12,136                    --                11,163                     --

Dividend and interest receivable...................       43,645               408,768               404,853              2,509,338

Prepaid expenses...................................       43,086                50,309                38,792                169,142

Receivable from securities sold....................    2,516,897             6,631,978                 5,189                     --

Receivable for forward contracts held...............           --                    --             2,714,484                     --

Cash...............................................       74,668                 2,028               373,918              1,405,849
-----------------------------------------------------------------------------------------------------------------------------------
Total Assets                                        $149,381,598          $663,859,691          $187,103,259         $4,029,374,770
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities

Payable for forward currency contracts held........ $         --          $         --          $  2,721,335         $           --

Payable for investment purchased...................    3,863,263            16,035,287             2,721,335                     --

Income distributions payable.......................           --                    --                    --                     --

Redemptions payable................................       78,483                    --                    --              2,050,505

Payable to affiliate...............................      129,297               488,345               147,915              2,491,875

Accrued expenses...................................      226,237               580,164               197,966                838,470
-----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                      4,297,280            17,103,796             5,788,551              5,380,850
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets

Trust capital (beneficial interest)................  150,672,308           544,578,403           155,222,974          1,935,442,591

Accumulated undistributed net investment
income (loss)......................................     (887,107)             (765,521)               77,795              3,209,182

Accumulated net realized gain (loss) on investments  (15,588,848)           36,699,964           (11,587,614)            47,151,524

Net unrealized appreciation (depreciation) on:

  Investments......................................   10,887,965            66,243,049            37,603,633          2,038,190,623

  Foreign currency contracts.......................           --                    --                (6,851)                    --

  Foreign currency related transactions............           --                    --                 4,771                     --
-----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                     145,084,318           646,755,895           181,314,708          4,023,993,920
-----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Capital                       $149,381,598          $663,859,691          $187,103,259         $4,029,374,770
-----------------------------------------------------------------------------------------------------------------------------------
Class A share capital.............................. $127,118,139          $618,916,138          $167,824,569         $3,838,968,851

Shares of beneficial interest outstanding (Class A)   11,418,000            41,934,338            13,356,543            103,028,825

Net asset value per share..........................       $11.13                $14.76                $12.56                 $37.26

Maximum public offering price......................       $11.59                $15.38                $13.08                 $38.81

Class B share capital.............................. $ 17,130,577          $ 19,592,064          $ 11,275,645         $  126,057,015

Shares of beneficial interest outstanding (Class B)    1,568,069             1,360,050               912,797              3,454,520

Net asset value per share..........................       $10.92                $14.41                $12.35                 $36.49

Class I share capital.............................. $    835,602          $  8,247,693          $  2,214,494         $   58,968,054

Shares of beneficial interest outstanding (Class I)       74,254               555,164               175,318              1,580,726

Net asset value per share..........................       $11.25                $14.86                $12.63                 $37.30

The accompanying notes to the financial statements are an integral part of this schedule.

70    The AAL Mutual Funds Semi-Annual Report

Statement of Assets and Liabilities                       As of October 29, 1999

                                                         The AAL               The AAL                 The AAL
                                              Equity Income Fund         Balanced Fund    High Yield Bond Fund
--------------------------------------------------------------------------------------------------------------
Assets

Investments at cost...............................  $251,833,114          $218,210,865          $171,912,590

Investments at value                                $303,935,472          $237,218,989          $140,913,600

Unamortized organization &
initial registration expenses.....................            --                50,967                14,453

Dividend and interest receivable..................       458,021             1,340,668             4,749,161

Prepaid expenses..................................        56,380                65,806                51,093

Receivable from securities sold...................        63,105                    --             1,267,396

Receivable for foward contracts held..............            --                    --                    --

Cash..............................................       115,060                74,727                93,272
--------------------------------------------------------------------------------------------------------------
Total Assets                                        $304,628,038          $238,751,157          $147,088,975
--------------------------------------------------------------------------------------------------------------

Liabilities

Payable for forward currency contracts held.......  $         --          $         --          $         --

Payable for investment purchased..................     8,492,263                    --             1,589,815

Income distributions payable......................            --                    --               358,044

Redemptions payable...............................       186,672                    --               105,227

Payable to affiliate..............................       171,591               159,312                89,083

Accrued expenses..................................        97,419               149,773               196,853
--------------------------------------------------------------------------------------------------------------
Total Liabilities                                      8,947,945               309,085             2,339,022
--------------------------------------------------------------------------------------------------------------
Net Assets

Trust capital (beneficial interest)...............   245,836,515           223,292,367           180,580,069

Accumulated undistributed net investment
income (loss).....................................       (38,198)              476,604                15,284

Accumulated net realized gain (loss) on investments   (2,220,582)           (4,335,023)           (4,846,410)

Net unrealized appreciation (depreciation) on:

  Investments.....................................    52,102,358            19,008,124           (30,998,990)

  Foreign currency contracts......................            --                    --                    --

  Foreign currency related transactions...........            --                    --                    --
--------------------------------------------------------------------------------------------------------------
Total Net Assets                                     295,680,093          $238,442,072           144,749,953
--------------------------------------------------------------------------------------------------------------
Total Liabilities and Capital                       $304,628,038          $238,751,157          $147,088,975
--------------------------------------------------------------------------------------------------------------
Class A share capital.............................  $271,371,627          $219,512,291          $130,839,928

Shares of beneficial interest outstanding (Class A)   19,298,036            17,986,332            16,713,110

Net asset value per share.........................        $14.06                $12.20                 $7.83

Maximum public offering price.....................        $14.65                $12.71                 $8.16

Class B share capital.............................  $ 10,732,699          $ 15,557,209          $ 11,630,608

Shares of beneficial interest outstanding (Class B)      764,247             1,280,487             1,485,664

Net asset value per share.........................        $14.04                $12.15                 $7.83

Class I share capital.............................  $ 13,575,767          $  3,372,572          $  2,279,417

Shares of beneficial interest outstanding (Class I)      964,141               276,557              291,406

Net asset value per share.........................        $14.08                $12.19                $7.82



Statement of Assets and Liabilities                       As of October 29, 1999

                                                         The AAL               The AAL               The AAL
                                             Municipal Bond Fund             Bond Fund     Money Market Fund
--------------------------------------------------------------------------------------------------------------
Assets

Investments at cost...............................  $492,148,528          $404,333,909          $339,284,206

Investments at value                                $490,588,512          $398,510,757          $339,284,206

Unamortized organization &
initial registration expenses.....................            --                    --                    --

Dividend and interest receivable..................     7,210,812             5,356,534                 8,962

Prepaid expenses..................................        56,374                49,548                76,153

Receivable from securities sold...................    35,097,213                    --                    --

Receivable for foward contracts held..............            --                    --                    --

Cash..............................................       211,197               582,906             1,833,143
--------------------------------------------------------------------------------------------------------------
Total Assets                                        $533,164,108          $404,499,745          $341,202,464
--------------------------------------------------------------------------------------------------------------

Liabilities

Payable for forward currency contracts held.......  $         --          $         --          $         --

Payable for investment purchased..................    36,543,079                    --                    --

Income distributions payable......................       347,685               459,315                68,115

Redemptions payable...............................       402,206                    --               566,359

Payable to affiliate..............................       283,418               222,865               107,041

Accrued expenses..................................       115,554               104,847               142,684
--------------------------------------------------------------------------------------------------------------
Total Liabilities                                     37,691,942               787,027               884,199
--------------------------------------------------------------------------------------------------------------
Net Assets

Trust capital (beneficial interest)...............   507,893,184           430,460,300           340,283,054

Accumulated undistributed net investment
income (loss).....................................      ( 47,081)               96,451                35,211

Accumulated net realized gain (loss) on investments  (10,813,921)          (21,020,881)                   --

Net unrealized appreciation (depreciation) on:

  Investments.....................................    (1,560,016)           (5,823,152)                   --

  Foreign currency contracts......................            --                    --                    --

  Foreign currency related transactions...........            --                    --                    --

--------------------------------------------------------------------------------------------------------------
Total Net Assets                                     495,472,166           403,712,718           340,318,265
--------------------------------------------------------------------------------------------------------------
Total Liabilities and Capital                       $533,164,108          $404,499,745          $341,292,464
--------------------------------------------------------------------------------------------------------------
Class A share capital.............................  $486,363,840          $351,616,384          $319,585,342

Shares of beneficial interest outstanding (Class A)   46,425,716            36,856,353           319,585,342

Net asset value per share.........................        $10.48                 $9.54                 $1.00

Maximum public offering price.....................        $10.92                 $9.94

Class B share capital.............................  $  7,676,927          $  3,558,551          $  2,165,709

Shares of beneficial interest outstanding (Class B)      733,036               372,832             2,165,709

Net asset value per share.........................        $10.47                 $9.54                 $1.00

Class I share capital.............................  $  1,431,399          $ 48,537,783          $ 18,567,214

Shares of beneficial interest outstanding (Class I)      136,677             5,087,125            18,567,214

Net asset value per share.........................        $10.47                 $9.54                 $1.00

The accompanying notes to the financial statements are an integral part of this schedule.
                                       AAL Mutual Funds Semi-Annual Report    71

Statement of Operations                FOR THE PERIOD ENDED OCTOBER 29, 1999


                                                   The AAL                 The AAL                 The AAL                 The AAL
                                      Small Cap Stock Fund      Mid Cap Stock Fund      International Fund     Capital Growth Fund
==================================================================================================================================
Investment Income
Dividends...........................           $   302,143              $ 2,440,269             $ 1,595,223           $ 18,344,985
Taxable interest....................               199,439                1,022,382                 109,236              5,239,760
Tax exempt interest.................                    --                       --                      --                     --
Foreign dividend withholding........                    --                       --                (208,156)                    --
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                            501,582                3,462,651               1,496,303             23,584,745
----------------------------------------------------------------------------------------------------------------------------------
Expenses
Adviser fees........................               493,780                2,117,695                 204,720             10,063,496
Sub-Adviser fees....................                    --                       --                 299,041                     --
Audit fees and legal fees...........                 8,302                   12,822                  21,751                  9,970
Custody fees........................                11,518                   16,940                  74,206                 60,329
Administrative service and
 pricing fees.......................                21,993                   21,585                  25,115                 21,303
Amortization of organizational costs
 & registration fees................                 3,615                       --                   7,285                     --
Printing and postage expense Class A               111,572                  257,245                  79,242                408,047
Printing and postage expense Class B                17,742                   28,994                  14,958                 59,881
Printing and postage expense Class I                    31                       71                      29                    123
Distribution expense Class A........               154,253                  762,658                 188,401              4,544,927
Distribution expense Class B........                83,957                   92,811                  50,773                572,110
SEC and state registration expense..                26,122                   35,943                  19,705                 66,698
Transfer agent fees Class A.........               309,077                  633,990                 218,369              1,629,773
Transfer agent fees Class B.........                53,472                   47,262                  26,475                146,229
Transfer agent fees Class I.........                    80                      126                      44                    273
Shareholder maintenance
 fees Class A.......................                67,391                  174,901                  58,916                445,635
Shareholder maintenance
 fees Class B.......................                14,163                   13,484                   7,404                 42,842
Shareholder maintenance
 fees Class I.......................                    20                       44                      15                     84
Trustees fees and expenses..........                 6,983                    6,983                   6,938                  6,983
Other expenses......................                 4,618                    4,618                   4,583                 27,368
----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                   1,388,689                4,228,172               1,307,970             18,106,071
----------------------------------------------------------------------------------------------------------------------------------
Less reimbursement from Adviser/1/..                    --                       --                      --                     --
----------------------------------------------------------------------------------------------------------------------------------
Total Net Expenses                               1,388,689                4,228,172               1,307,970             18,106,071
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                      (887,107)                (765,521)                188,333              5,478,674
----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments      (2,468,791)              32,476,744               5,267,117             15,249,660
Net realized gain (losses) on
 foreign currency transactions......                   --                       --                  187,563                    --
Increase (decrease) in unrealized
 appreciation on investments........             6,045,775                6,195,383              11,588,128            131,546,219
Decrease in unrealized appreciation
 on foreign currency transactions....                  --                       --                 (108,227)                   --
----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gains (Losses)
 on Investments                                $ 3,576,984               38,672,127              16,934,581            146,795,879
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                      $ 2,689,877              $37,906,606             $17,122,914           $152,274,553
----------------------------------------------------------------------------------------------------------------------------------

/1/During the period ended October 29, 1999, the following Funds had class specific reimbursements: The AAL High Yield Bond Fund Class A $72,864, Class B $18,496; The AAL Money Market Fund Class A $150,614, Class B $917; The AAL Balanced Fund Class B $14,940.

The accompanying notes to the financial statements are an integral part of this schedule.

72   The AAL Mutual Funds Semi-Annual Report


                                                              The AAL            The AAL                   The ALL
                                                   Equity Income Fund      Balanced Fund      High Yield Bond Fund
==================================================================================================================
Investment Income
Dividends........................................      $    2,393,868        $   510,120           $            --
Taxable interest.................................             572,903          3,283,791                 8,372,159
Tax exempt interest..............................                  --                 --                        --
Foreign dividend withholding.....................                  --                 --                        --
------------------------------------------------------------------------------------------------------------------
Total Investment Income                                     2,966,771          3,793,911                 8,372,159
------------------------------------------------------------------------------------------------------------------
Expenses
Adviser fees.....................................            653,138             560,544                   402,447
Sub-Adviser fees.................................                 --                  --                        --
Audit fees and legal fees........................              6,528               7,590                    10,282
Custody fees.....................................              5,995               9,780                     4,162
Administrative service and
 pricing fees....................................             21,687              23,572                    25,436
Amortization of organizational costs
 & registration fees.............................                 --               7,378                     3,314
Printing and postage expense Class A.............             67,080              81,532                    40,440
Printing and postage expense Class B.............              6,556              18,578                     6,374
Printing and postage expense Class I.............                 61                  18                        50
Distribution expense Class A.....................            332,930             234,148                   165,094
Distribution expense Class B.....................             51,316              68,176                    59,784
SEC and state registration expense...............             29,503              24,225                    29,598
Transfer agent fees Class A......................            182,837             157,641                    70,382
Transfer agent fees Class B......................             15,964              16,177                    13,266
Transfer agent fees Class I......................                141                  58                        80
Shareholder maintenance
 fees Class A....................................             54,008              31,057                    20,347
Shareholder maintenance
 fees Class B....................................              4,692               4,495                     3,244
Shareholder maintenance
 fees Class I....................................                 40                  17                        26
Trustees fees and expenses.......................              6,983               7,153                     6,983
Other expenses...................................              4,618                 978                     3,084
------------------------------------------------------------------------------------------------------------------
Total Expenses                                             1,444,077           1,253,117                   864,393
------------------------------------------------------------------------------------------------------------------
Less reimbursement from Adviser/1/...............                --              (14,940)                  (91,360)
------------------------------------------------------------------------------------------------------------------
Total Net Expenses                                        1,444,077            1,238,177                   773,033
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                              1,522,694            2,555,734                 7,599,126
------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gains (Losses) on Investents
Net realized gains (losses) on investments.......          (927,108)          (3,303,957)               (1,745,934)
Net realized gain (losses) on
 foreign currency transactions...................                --                   --                        --
Increase (decrease) in unrealized
 appreciation on investments.....................       (11,681,313)           4,855,183               (17,420,878)
Decrease in unrealized appreciation
 on foreign currency transactions................                --                   --                        --
------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gains (Losses)
 on Investments                                         (12,608,421)           1,551,226               (19,166,812)
------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                              $(11,085,727)         $ 4,106,960              $(11,567,686)
------------------------------------------------------------------------------------------------------------------

                                                                      The AAL          The AAL               The AAL
                                                          Municipal Bond Fund        Bond Fund     Money Market Fund
====================================================================================================================
Investment Income
Dividends........................................                 $        --     $         --            $       --
Taxable interest.................................                      66,591       13,523,210             8,254,098
Tax exempt interest..............................                  14,124,131               --                    --
Foreign dividend withholding.....................                          --               --                    --
--------------------------------------------------------------------------------------------------------------------
Total Investment Income                                            14,190,722       13,523,210             8,254,098
--------------------------------------------------------------------------------------------------------------------
Expenses
Adviser fees.....................................                   1,122,939          904,804               799,949
Sub-Adviser fees.................................                          --               --                    --
Audit fees and legal fees........................                      30,024           13,107                 6,379
Custody fees.....................................                      10,940           10,245                 8,072
Administrative service and
 pricing fees....................................                      38,507           23,467                21,431
Amortization of organizational costs
 & registration fees.............................                          --               --                    --
Printing and postage expense Class A.............                      45,059           59,787               201,422
Printing and postage expense Class B.............                         551            1,275                 1,639
Printing and postage expense Class I.............                          13               71                   108
Distribution expense Class A.....................                     630,365          442,093               188,267
Distribution expense Class B.....................                      38,317           17,041                 8,028
SEC and state registration expense...............                      30,684           28,758                46,033
Transfer agent fees Class A......................                     128,113          177,790               321,246
Transfer agent fees Class B......................                       4,369            3,903                 3,352
Transfer agent fees Class I......................                          19              199                   155
Shareholder maintenance
 fees Class A....................................                      35,584           50,569                65,689
Shareholder maintenance
 fees Class B....................................                       1,213            1,054                   617
Shareholder maintenance
 fees Class I....................................                           5               57                    39
Trustees fees and expenses.......................                       6,983            6,983                 6,983
Other expenses...................................                       4,618            4,618                 4,618
--------------------------------------------------------------------------------------------------------------------
Total Expenses                                                      2,128,303        1,745,821             1,684,027
--------------------------------------------------------------------------------------------------------------------
Less reimbursement from Adviser/1/...............                          --               --              (515,066)
--------------------------------------------------------------------------------------------------------------------
Total Net Expenses                                                  2,128,303        1,745,821             1,168,961
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                       12,062,419       11,777,389             7,085,137
--------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments.......                 (11,504,686)     (13,813,912)                   --
Net realized gain (losses) on
 foreign currency transactions...................                          --                                     --
Increase (decrease) in unrealized
 appreciation on investments.....................                 (35,211,101)      (2,084,783)                   --
Decrease in unrealized appreciation
 on foreign currency transactions................                          --               --                    --
--------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gains (Losses)
 on Investments                                                   (46,715,787)     (15,898,695)                   --
--------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                                        $(34,653,368)     $(4,121,306)           $7,085,137
--------------------------------------------------------------------------------------------------------------------



                                   The AAL Mutual Funds Semi-Annual Report    73

Statement of Changes in Net Assets

                                                         The AAL Small Cap Stock Fund               The AAL Mid Cap Stock Fund
                                                        Year Ended        Period Ended            Year Ended         Period Ended
                                                           4/30/99            10/29/99               4/30/99             10/29/99
===================================================================================================================================
Operations
Net investment income (loss)....................      $ (1,612,190)       $   (887,107)       $   (1,839,180)      $     (765,521)

Net realized gains (losses) on
investment transactions.........................       (12,910,797)         (2,468,791)           (5,548,797)          32,476,744

Net realized gains (losses) on
foreign currency transactions...................                --                  --                    --                   --

Increase (decrease) in unrealized appreciation
on investments .................................       (12,219,909)          6,045,775           (57,120,248)           6,195,383

Increase (decrease) in unrealized appreciation on
foreign currency................................                --                  --                    --                   --
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                              (26,742,896)          2,689,877           (53,410,631)          37,906,606
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
Distributions from net investment income
Class A.........................................                --                  --                    --                   --

Capital gains distributions Class A.............        (3,279,485)                 --           (31,399,679)                  --

Distributions from net investment income
Class B.........................................                --                  --                    --                   --

Capital gains distributions Class B.............          (367,213)                 --              (764,973)                  --

Distributions from net investment income
Class I.........................................                --                  --                    --                   --

Capital gains distributions Class I.............           (25,739)                 --              (104,348)                  --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions to Shareholders                     (3,672,437)                 --           (32,269,000)                  --
-----------------------------------------------------------------------------------------------------------------------------------
Trust Shares Transactions
Purchase of trust shares........................        51,592,646          20,861,090            83,653,124           37,597,067

Income dividends reinvested.....................                --                  --                    --                   --

Capital gains distributions reinvested..........         3,651,227                  --            32,027,978                   --

Redemption of trust shares......................       (27,332,479)        (11,055,379)         (107,894,234)         (37,054,323)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Trust Capital                27,911,394           9,805,711             7,786,868              542,744
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets                              (2,503,939)         12,495,588           (77,892,763)          38,449,350
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets Beginning of Period                         135,092,669         132,588,730           686,199,308          608,306,545
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets End of Period                              $132,588,730        $145,084,318        $  608,306,545         $646,755,895
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed
Net Investment Income                                 $         --        $   (887,107)       $           --       $     (765,521)
-----------------------------------------------------------------------------------------------------------------------------------


The accompanying notes to the financial statements are an integral part of this schedule.

74    The AAL Mutual Funds Semi-Annual Report

                                                       The AAL International Fund                The AAL Capital Growth Fund
                                                       Year Ended   Period Ended                 Year Ended     Period Ended
                                                          4/30/99       10/29/99                    4/30/99         10/29/99
============================================================================================================================
Operations
Net investment income (loss)....................     $    859,681   $    188,333             $    8,529,494   $    5,478,674

Net realized gains (losses) on
investment transactions.........................      (16,079,763)     5,267,117                 44,101,168       15,249,660

Net realized gains (losses) on
foreign currency transactions...................         (847,376)       187,563                         --               --

Increase (decrease) in unrealized appreciation
on investments .................................       26,954,543     11,588,128                632,727,988      131,546,219

Increase (decrease) in unrealized appreciation on
foreign currency................................       (1,064,532)      (108,227)                        --               --
----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                               9,822,553     17,122,914                685,358,650      152,274,553
----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
Distributions from net investment income
Class A.........................................       (5,508,439)            --                 (9,039,308)      (2,932,029)

Capital gains distributions Class A.............       (1,077,355)            --                (44,133,195)              --

Distributions from net investment income
Class B.........................................         (270,859)            --                         --               --

Capital gains distributions Class B.............          (68,393)            --                 (1,163,264)              --

Distributions from net investment income
Class I.........................................          (81,218)            --                    (69,685)        (113,485)

Capital gains distributions Class I.............          (13,741)            --                   (187,263)              --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions to Shareholders                    (7,020,005)            --                (54,592,715)      (3,045,514)
----------------------------------------------------------------------------------------------------------------------------
Trust Shares Transactions
Purchase of trust shares........................       26,644,938     14,597,952                530,840,060      262,688,773

Income dividends reinvested.....................        5,762,541             --                  9,003,264        3,008,216

Capital gains distributions reinvested..........        1,143,152             --                 45,010,862               --

Redemption of trust shares......................      (30,259,775)    (9,022,563)              (291,194,908)    (139,953,117)
----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Trust Capital                3,290,856      5,575,389                293,659,278      125,743,872
----------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets                              6,093,404     22,698,303                924,425,213      274,972,911
----------------------------------------------------------------------------------------------------------------------------
Net Assets Beginning of Period                        152,523,001    158,616,405              2,824,595,796    3,749,021,009
----------------------------------------------------------------------------------------------------------------------------
Net Assets End of Period                             $158,616,405   $181,314,708             $3,749,021,009   $4,023,993,920
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed
Net Investment Income                                $   (110,538)  $     77,795             $      776,022   $    3,209,182
----------------------------------------------------------------------------------------------------------------------------

                                                    The AAL Equity Income Fund
                                                    Year Ended    Period Ended
                                                       4/30/99        10/29/99
===============================================================================
Operations
Net investment income (loss)....................  $  2,834,430    $  1,522,694

Net realized gains (losses) on
investment transactions.........................    (1,457,948)       (927,108)

Net realized gains (losses) on
foreign currency transactions...................            --              --

Increase (decrease) in unrealized appreciation
on investments .................................    24,969,242     (11,681,313)

Increase (decrease) in unrealized appreciation on
foreign currency................................            --              --
------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                           26,345,724     (11,085,727)
------------------------------------------------------------------------------
Distributions to Shareholders
Distributions from net investment income
Class A.........................................    (2,771,066)     (1,495,038)

Capital gains distributions Class A.............   (12,438,445)             --

Distributions from net investment income
Class B.........................................       (22,587)         (5,920)

Capital gains distributions Class B.............      (394,272)             --

Distributions from net investment income
Class I.........................................      (152,592)       (108,741)

Capital gains distributions Class I.............      (477,318)             --
------------------------------------------------------------------------------
Total Distributions to Shareholders                (16,256,280)     (1,609,699)
------------------------------------------------------------------------------
Trust Shares Transactions
Purchase of trust shares........................    78,746,226      36,712,645

Income dividends reinvested.....................     2,714,811       1,488,592

Capital gains distributions reinvested..........    12,525,314              --

Redemption of trust shares......................   (27,659,752)    (14,801,081)
------------------------------------------------------------------------------
Net Increase (Decrease) in Trust Capital            66,326,599      23,400,156
------------------------------------------------------------------------------
Net Increase in Net Assets                          76,416,043      10,704,730
------------------------------------------------------------------------------
Net Assets Beginning of Period                     208,559,320     284,975,363
------------------------------------------------------------------------------
Net Assets End of Period                          $284,975,363    $295,680,093
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Accumulated Undistributed
Net Investment Income                             $     48,807    $    (38,198
------------------------------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

                                   The AAL Mutual Funds Semi-Annual Report    75

                                                        The AAL Balanced Fund          The AAL High Yield Bond Fund
                                                     Period Ended    Period Ended       Year Ended     Period Ended
                                                          4/30/99        10/29/99          4/30/99         10/29/99
===================================================================================================================
Operations
Net investment income (loss)..................       $  1,884,718    $  2,555,734     $ 12,701,268     $  7,599,126
Net realized gains (losses) on
investment transactions.......................           (951,699)     (3,303,957)      (2,968,117)      (1,745,934)
Net realized gains (losses) on
foreign currency transactions.................                 --              --               --               --
Increase (decrease) in unrealized appreciation
on investments................................         13,169,175       4,855,183      (14,351,533)     (17,420,878)
Increase (decrease) in unrealized appreciation
on foreign currency...........................                 --              --               --               --
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                             14,102,194       4,106,960       (4,618,382)     (11,567,686)
-------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders
Distributions from net investment income
Class A.......................................         (1,500,115)     (2,274,112)     (11,543,313)      (6,891,333)
Capital gains distributions
Class A.......................................            (41,657)             --         (868,111)              --
Distributions from net investment income
Class B.......................................            (77,069)        (97,442)        (992,940)        (582,507)
Capital gains distributions
Class B.......................................             (3,381)             --          (79,266)              --
Distributions from net investment income
Class I.......................................            (29,552)        (41,304)        (165,015)        (125,286)
Capital gains distributions
Class I.......................................               (748)             --          (15,776)              --
-------------------------------------------------------------------------------------------------------------------
Total Distributions to Shareholders                    (1,652,522)     (2,412,858)     (13,664,421)      (7,599,126)
-------------------------------------------------------------------------------------------------------------------
Trust Shares Transactions
Purchase of trust shares......................        138,049,644      74,647,688       70,417,151       25,722,995
Income dividends reinvested...................          1,578,142       2,373,926        8,735,599        5,072,011
Capital gains distributions
reinvested....................................             45,128              --          760,946               --
Redemption of trust shares....................        (10,806,194)    (12,667,103)     (25,812,174)     (13,419,011)
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Trust
Capital                                               128,866,720      64,354,511       54,101,522       17,375,995
-------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets                            141,316,392      66,048,613       35,818,719       (1,790,817)
-------------------------------------------------------------------------------------------------------------------
Net Assets Beginning of Period                         31,077,067     172,393,459      110,722,051      146,540,770
-------------------------------------------------------------------------------------------------------------------
Net Assets End of Period                             $172,393,459    $238,442,072     $146,540,770     $144,749,953
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed
Net Investment Income                                $    333,728    $    476,604     $     15,284     $     15,284
-------------------------------------------------------------------------------------------------------------------

The accompanying notes to the financial statements are an integral part of this schedule.

76  The AAL Mutual Funds Semi-Annual Report

                                    The AAL Municipal Bond Fund           The AAL Bond Fund              The AAL Money Market Fund
                                     Year Ended    Period Ended      Year Ended     Period Ended        Year Ended     Period Ended
                                        4/30/99        10/29/99         4/30/99         10/29/99           4/30/99         10/29/99
===================================================================================================================================
Net investment income (loss).....  $ 22,532,856    $ 12,062,419    $ 21,237,229     $ 11,777,389     $  12,365,667    $   7,085,137
Net realized gains (losses) on
investment transactions..........     5,587,589     (11,504,686)      3,344,719      (13,813,912)               --               --
Net realized gains (losses) on
foreign currency transactions....            --              --              --               --                --               --
Increase (decrease) in unrealized
appreciationon investments.......     4,309,037     (35,211,101)     (6,610,062)      (2,084,783)               --               --
Increase (decrease) in unrealized
appreciation on foreign currency.            --              --              --               --                --               --
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net
 Assets Resulting from Operations    32,429,482     (34,653,368)     17,971,886       (4,121,306)       12,365,667        7,085,137
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to Shareholders
Distributions from net investment
income Class A...................   (22,312,462)    (11,891,086)    (18,958,827)     (10,288,612)      (11,846,827)      (6,649,217)
Capital gains distributions
Class A..........................    (7,691,473)             --              --               --                --               --
Distributions from net investment
income Class B...................      (206,793)       (149,458)        (96,253)         (82,611)          (48,170)         (30,544)
Capital gains distributions
Class B..........................       (94,607)             --              --               --                --               --
Distributions from net investment
income Class I...................       (13,601)        (21,875)     (2,182,149)      (1,406,166)         (470,670)        (405,376)
Capital gains distributions
Class I..........................        (8,405)             --              --               --                --               --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions to Shareholders (30,327,341)    (12,062,419)    (21,237,229)     (11,777,389)      (12,365,667)      (7,085,137)
-----------------------------------------------------------------------------------------------------------------------------------
Trust Shares Transactions
Purchase of trust shares.........    81,733,880      34,228,305      84,626,055       32,732,874       424,973,734      222,362,267
Income dividends reinvested......    18,276,929       9,804,253      16,241,614        8,973,649        12,076,865        6,928,937
Capital gains distributions
reinvested.......................     6,555,174              --              --               --                --               --
Redemption of trust shares.......   (48,331,549)    (32,987,005)    (66,671,353)     (37,112,820)     (371,525,997)    (196,670,108)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Trust
Capital                              58,234,434      11,045,553      34,196,316        4,593,703        65,524,602       32,621,096
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets           60,336,575     (35,670,234)     30,930,973      (11,304,992)       65,524,602       32,621,096
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets Beginning of Period      470,805,825     531,142,400     384,086,737      415,017,710       242,172,567      307,697,169
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets End of Period           $531,142,400    $495,472,166    $415,017,710     $403,712,718     $ 307,697,169    $ 340,318,265
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed
Net Investment Income              $    (47,081)   $    (47,081)   $     96,451     $     96,451     $      35,211    $      35,211
-----------------------------------------------------------------------------------------------------------------------------------



                                     The AAL Mutual Funds Semi-Annual Report  77

Notes to Financial Statements  AS OF OCTOBER 29, 1999

A: Organization

The AAL Mutual Funds (the "Trust") was organized as a Massachusetts Business Trust on March 31, 1987, and is registered as an open-end diversified management company under the Investment Company Act of 1940. The Trust commenced operations on July 16, 1987, and currently consists of The AAL Small Cap Stock, Mid Cap Stock, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, Bond, Money Market, and U.S. Government Zero Coupon Target Funds 2001 and 2006. The 12 AAL Mutual Funds are collectively referred to as the "Funds". The financial statements of the two U.S. Government Zero Coupon Target Funds are included in a separate annual report.

On January 8, 1997, the Trust began issuing two classes of Fund shares in The AAL Small Cap Stock, Mid Cap Stock, International, Capital Growth, Equity Income, High Yield Bond, Municipal Bond, Bond, and Money Market Funds. The Series A shares are subject to a maximum 4.00% sales charge of the offering price and a 0.25% annual service fee. Series B shares are offered at net asset value and a 1.00% annual 12b-1 and service fee. In addition, Series B shares have a contingent deferred sales charge of 5% declining 1% each year upon redemption during the first five years. The AAL Balanced Fund added Class B shares on its inception date of December 29, 1997.

On December 29, 1997, the Trust began issuing a third class of fund shares (institutional) in The AAL Small Cap Stock, Mid Cap Stock, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, Bond, and Money Market Funds. The Series I shares are offered at net asset value and have no annual 12b-1 charges. Each class of shares has identical rights and privileges except with respect to voting matters affecting a single class of shares and the exchange privilege of each class of shares.

B: Significant Accounting Policies
The Funds' principal accounting policies are:

Valuation--Securities traded on national securities exchanges abroad are valued at last reported sales prices. Each over-the-counter security for which the last sales price is available from NASDAQ is valued at that price. Interest bearing money market instruments are valued at a cost that approximates the market. All other instruments held by The AAL Money Market Fund and money market investments with a remaining maturity of 60 days or less held by the other Funds are valued on an amortized cost basis. The AAL International Fund invests in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. All other securities are valued at the latest bid quotation if such quotations are readily available. Otherwise, such securities are valued at a fair value as determined in good faith by the Investment Adviser under supervision of the Board of Trustees.

Foreign Currency Translation--The books and records of the Funds are maintained in U.S. dollars. The market values of securities and other assets and liabilities that are not traded in United States currency are recorded in the financial statements after translation to U.S. dollars at the time net asset value is calculated. For federal income tax purposes The AAL International Fund does treat as ordinary income the effect of changes in foreign exchange arising from actual foreign currency transactions and the effect of changes in foreign exchange rates from the fluctuations arising from trade date and settlement date differences.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Foreign Currency Contracts--In connection with purchases and sales of securities denominated in foreign currencies, The AAL International Fund may enter into forward currency contracts. Additionally, The AAL International Fund may enter into such contract to hedge certain other foreign currency denominated investments. These contracts are recorded at market values, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counter parties fail to settle these forward contracts, The AAL International Stock Fund could be exposed to foreign currency fluctuations. Certain Funds also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Federal Income Taxes--Each Fund intends to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly anticipate paying no Federal income taxes and no Federal income tax provision was required. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Income and Expenses--The Funds are charged for those expenses that are directly attributed to each portfolio, such as 12B1 fees, transfer agent, printing, postage, and shareholder service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Fund portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income for the class-specific expenses and realized and unrealized gains or losses are allocated directly to each class based upon the relative net asset value of outstanding shares, or the value of dividend eligible shares, as appropriate for each class of shares. Each class is charged directly for expenses specifically attributed to that class.

Distributions to Shareholders--Net investment income is distributed to each shareholder as a dividend. Dividends to shareholders are recorded on the ex-dividend date. Dividends from The AAL Capital Growth Fund are declared and paid semi-annually. Dividends from The AAL Small Cap Stock, Mid Cap Stock, and International Funds are declared and paid annually. Dividends from The AAL Equity Income and Balanced Funds are declared and paid quarterly. Dividends from The AAL High Yield Bond, Municipal Bond, Bond, and Money Market Funds are declared daily and distributed monthly. Dividends from net realized gains from securities transactions, if any, are distributed at least annually in the calendar year.

Credit Risk--The Funds may be susceptible to credit risk with respect to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance on the instruments.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

78    The AAL Mutual Funds Semi-Annual Report

Notes to Financial Statements - continued  AS OF OCTOBER 29, 1999


Other--For financial statement purposes, investment security transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on municipal bonds are amortized over the life of the respective bonds. Discounts on bonds purchased are amortized over the life of the respective bonds in The AAL Mid Cap Stock, Equity Income, Balanced, High Yield Bond, and Bond Funds. Realized gains or losses on sales are determined on a specific cost identification basis. The Funds have no right to require registration of unregistered securities. The cost incurred with the organization and initial registration of shares for The AAL Small Cap Stock, International, Balanced and High Yield Bond Funds is being amortized over the period of benefit, but not to exceed 60 months from each Fund's commencement of operation.

Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to trust capital.

C: Investment Advisory Management Fees and Transactions with Related Parties

The Trust has entered into an Investment Advisory Agreement with AAL Capital Management Corporation, ("The Advisor"), under which each of the mutual fund portfolios pay a fee for investment advisory services. Effective September 1, 1999, the annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:


(M-Millions)                      $0 to $50M   $50 to $200M     $200 to $500M   $500 to $1,000M   over $1,000M
==============================================================================================================
The AAL Small Cap Stock Fund          0.70%          0.70%           0.65%             0.65%          0.65%
The AAL Mid Cap Stock Fund            0.70%          0.70%           0.65%             0.65%          0.65%
The AAL International Fund            0.65%          0.60%           0.60%             0.60%          0.60%
The AAL Capital Growth Fund           0.65%          0.65%           0.65%            0.575%          0.50%
The AAL Equity Income Fund            0.45%          0.45%           0.45%             0.45%          0.45%
The AAL Balanced Fund                 0.55%          0.55%           0.55%             0.55%          0.55%
The AAL High Yield Bond Fund          0.55%          0.55%           0.55%             0.55%          0.55%
The AAL Municipal Bond Fund           0.45%          0.45%           0.45%             0.45%          0.45%
The AAL Bond Fund                     0.45%          0.45%           0.45%             0.45%          0.45%
The AAL Money Market Fund             0.50%          0.50%           0.50%             0.45%          0.45%

The AAL International Fund has entered into a sub-advisory agreement with Oechsle International Advisors, which is paid 0.40% of 1% on the first $50 million of average daily net assets and 0.35% of 1% on average daily net assets over $50 million (payable from the annual advisory fee paid to the advisor).

The Trust has entered into an Administrative Services Agreement with Aid Association for Lutherans (AAL) pursuant to which AAL provides certain administrative services. AAL earned the following fees from the respective Funds for the period ended October 29, 1999: $22,500 for The AAL International Fund, $20,000 for The AAL Small Cap Stock, Mid Cap Stock, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, Bond, and Money Market Funds, respectively.

The Trust has also contracted with AAL Capital Management Corporation for certain shareholder maintenance services. These shareholder services include: pre-processing and quality control of new accounts, shareholder correspondence, account response and answering customer inquires regarding account status, option and facilitating shareholder telephone transactions. Fees and cost reimbursements charged to the Funds under terms of the contract approximated $3.98 per year per shareholder account.

The Trust has adopted a Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Trust to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors. On the Class A shares, a service fee of 0.25% of 1% of average net assets for the AAL Small Cap Stock, Mid Cap Stock, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, and Bond Funds; 0.125% of 1% of average net assets for the AAL Money Market Fund. On the Class B Shares, a service fee of 0.25% of 1% of average net assets and a 12b-1 Distribution Fee of 0.75% of 1% of average net assets for The AAL Small Cap Stock, Mid Cap Stock, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, and Bond Funds; a service fee of 0.125% of 1% of average net assets and a 12b-1 Distribution Fee of 0.75% of 1% of average net assets for the AAL Money Market Fund. There is no 12b-1 Distribution Fee on Class I shares.

Trustees of the Trust not affiliated with AAL or the Adviser received $57,742 in fees for the period ended October 29, 1999. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings.

The Adviser voluntarily has reimbursed various Funds since inception. As of October 29, 1999, the Adviser is waiving expenses of The AAL Money Market Fund of 0.325% based on average daily net assets. In addition, AAL Capital Management Corporation is waiving all expenses in excess of 1.00% for Class A and 1.75% for Class B of The AAL High Yield Bond Fund and 1.25% for Class A and 2.00% for Class B for The AAL Balanced Fund. Voluntary waiver of expenses to these Funds may be modified or discontinued at any time by the Adviser.

AAL is the ultimate parent company for AAL Capital Management Corporation.

                                   The AAL Mutual Funds Semi-Annual Report    79

Notes to Financial Statements - continued   AS OF OCTOBER 29, 1999


D:  Security Transactions

During the year ended April 30, 1999, and the period ended October 29, 1999, purchases and sales of securities other than short-term obligations were as follows

                                          Purchases                         Sales
                                -----------------------------   -----------------------------
                                     Year           Period           Year           Period
                                    Ended           Ended           Ended           Ended
                                   4/30/99         10/29/99        4/30/99         10/29/99
=============================================================================================
The AAL Small Cap Fund          $  162,781,255   $107,659,164   $  138,767,607   $106,224,506
The AAL Mid Cap Fund               726,385,475    393,424,358      752,711,455    414,775,762
The AAL International Fund         154,642,180     47,293,503      133,011,319     42,301,452
The AAL Capital Growth Fund        501,444,062    100,616,204      259,149,531    113,063,068
The AAL Equity Income Fund          81,651,026     46,841,637       29,495,234     21,257,561
The AAL Balanced Fund              266,878,645    143,682,155      156,387,748     90,833,539
The AAL High Yield Bond Fund       119,953,262     45,921,036       68,434,062     34,095,087
The AAL Municipal Bond Fund        527,979,636    502,377,832      471,600,151    498,128,338
The AAL Bond Fund                2,233,070,486    480,455,481    2,213,905,742    473,717,035

For the year ended April 30, 1999, and period ended October 29, 1999, The AAL Bond Fund purchased $1,249,352,154 and $218,026,523 and sold $1,246,093,792 and
$190,229,984 in U.S. Government Obligations.

For the year ended April 30, 1999, and period ended October 29, 1999, The AAL Municipal Bond Fund purchased $21,568,998 and $6,286,250 and sold $21,564,850 and $6,317,344 in U.S. Government Obligations.

For the period ended April 30, 1999, and period ended October 29, 1999, The AAL Balanced Fund purchased $104,802,878 and $42,720,391 and sold $101,319,024 and
$40,952,656 in U.S. Government Obligations.

At April 30, 1999, the AAL Small Cap Fund had accumulated a net realized capital loss carryover of $5,169,704 expiring in 2007; The AAL International Fund had accumulated a net realized capital loss carryover of $17,042,294 expiring in 2007; The AAL Equity Income Fund had accumulated a net realized capital loss carryover of $1,466,623 expiring in 2007; The AAL High Yield Bond Fund had accumulated a net realized capital loss carryover of $1,271,115 expiring in 2007; and the AAL Bond Fund had accumulated a net realized capital loss carryover of $2,246,041 expiring in 2005. To the extent that these Funds realize net capital gains, taxable distributions to shareholders will be offset by any unused capital loss carryover.

The gross unrealized appreciation and depreciation on investments at year ended April 30, 1999 and the period ended October 29, 1999, were as follows:

                                                     4/30/99                                           10/29/99
                                ------------------------------------------------   ------------------------------------------------
                                                                  Net Unrealized                                     Net Unrealized
                                                                   Appreciation                                       Appreciation
                                 Appreciation    (Depreciation)   (Depreciation)    Appreciation    (Depreciation)   (Depreciation)
===================================================================================================================================
The AAL Small Cap Stock Fund    $   15,707,959    $(10,865,769)   $    4,842,190   $   20,571,860    $ (9,683,895)   $   10,887,965
The AAL Mid Cap Stock Fund          87,065,009     (27,017,343)       60,047,666      105,662,425     (39,419,376)       66,243,049
The AAL International Fund          28,491,489      (2,365,446)       26,126,043       44,184,961      (6,588,179)       37,596,782
The AAL Capital Growth Fund      1,951,269,701     (44,625,297)    1,906,644,404    2,115,509,566     (77,318,943)    2,038,190,623
The AAL Equity Income Fund          77,412,812     (13,629,141)       63,783,671       75,291,976     (23,189,618)       52,102,358
The AAL Balanced Fund               16,570,935      (2,417,994)       14,152,941       24,191,862      (5,183,738)       19,008,124
The AAL High Yield Bond Fund         2,652,342     (16,230,454)      (13,578,112)         705,273     (31,704,263)      (30,998,990)
The AAL Municipal Bond Fund         34,368,583        (717,498)       33,651,085       11,266,439     (12,826,455)       (1,560,016)
The AAL Bond Fund                    1,816,883      (5,555,252)       (3,738,369)       1,028,121      (6,851,273)       (5,823,152)


80    The AAL Mutual Funds Semi-Annual Report

Notes to Financial Statements - continued  AS OF OCTOBER 29, 1999


E:  Trust Transactions
Transactions in trust shares were as follows:

                                                                       The AAL Small Cap Stock Fund
                                      ---------------------------------------------------------------------------------------------
                                                Class A                           Class B                         Class I
                                      --------------------------         -------------------------         ------------------------
                                          Year          Period              Year            Period           Year           Period
                                         Ended           Ended             Ended            Ended           Ended           Ended
                                        4/30/99        10/29/99           4/30/99         10/29/99         4/30/99         10/29/99
                                        Shares          Shares             Shares           Shares          Shares           Shares
===================================================================================================================================
Shares purchased                       3,891,500       1,646,159          582,841          182,314          64,638           23,924
Income dividends reinvested                   --              --               --               --              --               --
Capital gains reinvested                 301,427              --           34,300               --           2,374               --
Shares redeemed                       (2,240,144)       (870,736)        (190,256)         (89,060)        (23,860)         (22,925)
                                      ----------       ---------         --------          -------         -------          -------
Net increase of trust shares           1,952,783         775,423          426,885           93,254          43,152              999
                                      ==========       =========         ========          =======         =======          =======



                                                                        The AAL Mid Cap Stock Fund
                                     ----------------------------------------------------------------------------------------------
                                                Class A                           Class B                         Class I
                                     -------------------------          -------------------------         -------------------------
                                          Year          Period              Year            Period           Year           Period
                                         Ended           Ended             Ended            Ended           Ended           Ended
                                        4/30/99        10/29/99           4/30/99         10/29/99         4/30/99         10/29/99
                                        Shares          Shares             Shares           Shares          Shares           Shares
===================================================================================================================================
Shares purchased                      5,215,260        2,219,382          454,559          153,733         466,914          189,322
Income dividends reinvested                  --               --               --               --              --               --
Capital gains reinvested              2,474,310               --           61,459               --           8,275               --
Shares redeemed                      (7,729,989)      (2,401,144)        (130,314)         (38,213)        (89,278)         (93,003)
                                     ----------       ----------         --------          -------         -------          -------
Net increase of trust shares            (40,419)        (181,762)         385,704          115,520         385,911           96,319
                                     ==========       ==========         ========          =======         =======          =======


                                                                        The AAL International Fund
                                      ---------------------------------------------------------------------------------------------
                                                Class A                           Class B                         Class I
                                      -------------------------          -------------------------         ------------------------
                                          Year          Period              Year            Period           Year           Period
                                         Ended           Ended             Ended            Ended           Ended           Ended
                                        4/30/99        10/29/99           4/30/99         10/29/99         4/30/99         10/29/99
                                        Shares          Shares             Shares           Shares          Shares           Shares
===================================================================================================================================
Shares purchased                       2,076,339      1,146,364           232,322           77,329         154,736           18,644
Income dividends reinvested              511,948             --            25,527               --           2,869               --
Capital gains reinvested                 100,659             --             6,597               --             482               --
Shares redeemed                       (2,677,235)      (732,081)         (106,607)         (38,281)        (35,591)          (7,034)
                                      ----------      ---------          --------          -------         -------          -------
Net increase of trust shares              11,711        414,283           157,839           39,048         122,496           11,610
                                      ==========      =========          ========          =======         =======          =======

                                   The AAL Mutual Funds Semi-Annual Report    81

Notes to Financial Statements - continued  AS OF OCTOBER 29, 1999





                                                        The AAL Capital Growth Fund
                                  ---------------------------------------------------------------------------
                                        Class A                    Class B                      Class I
                                  ---------------------      ---------------------      ----------------------
                                   Year          Period        Year         Period        Year          Period
                                  Ended          Ended         Ended        Ended         Ended         Ended
                                 4/30/99        10/29/99      4/30/99      10/29/99      4/30/99      10/29/99
                                  Shares         Shares        Shares        Shares       Shares        Shares
==============================================================================================================
Shares purchased                14,225,458     6,243,621    1,321,138       481,113    1,311,222       585,833
Income dividends reinvested        281,631        78,178           --            --        2,137         2,993
Capital gains reinvested         1,425,758           --        38,349            --        6,025            --
Shares redeemed                 (9,060,976)   (3,496,652)    (179,708)      (75,076)    (112,134)     (316,002)
                                ----------    ----------    ---------      --------    ---------     ---------
Net increase of trust shares     6,871,871     2,825,147    1,179,779       406,037    1,207,250       272,824
                                ==========    ==========    =========      ========    =========     =========



                                                        The AAL Equity Income Fund
                                  ----------------------------------------------------------------------------
                                        Class A                    Class B                      Class I
                                  --------------------       ---------------------      ----------------------
                                   Year          Period        Year         Period        Year          Period
                                  Ended          Ended        Ended         Ended        Ended          Ended
                                 4/30/99       10/29/99      4/30/99      10/29/99      4/30/99       10/29/99
                                  Shares        Shares        Shares       Shares        Shares        Shares
==============================================================================================================
Shares purchased                 4,854,885     2,271,087      398,839       129,722      435,407       144,715
Income dividends reinvested        193,170       101,020        1,588           413        2,545         3,240
Capital gains reinvested           916,949            --       29,216            --        5,698            --
Shares redeemed                 (1,922,099)     (933,029)     (40,545)      (21,782)     (43,650)      (78,862)
                                ----------    ----------     --------      --------     --------      --------
Net increase of trust shares     4,042,905     1,439,078      389,098       108,353      400,000        69,093
                                ==========    ==========     ========      ========     ========      ========


                                                        The AAL Balanced Fund
                                  ----------------------------------------------------------------------------
                                        Class A                    Class B                      Class I
                                  ---------------------      ---------------------      ----------------------
                                   Year          Period        Year         Period        Year          Period
                                  Ended          Ended        Ended         Ended        Ended          Ended
                                 4/30/99       10/29/99      4/30/99      10/29/99      4/30/99       10/29/99
                                  Shares         Shares       Shares       Shares        Shares         Shares
==============================================================================================================
Shares purchased                11,236,840     4,785,690      806,943       327,523       89,291        93,341
Income dividends reinvested        128,272       187,106        6,598         7,997        2,580         3,359
Capital gains reinvested             3,654            --          298            --           67            --
Shares redeemed                   (898,275)   (1,016,052)     (49,617)      (34,725)      (5,018)       (6,787)
                                ----------    ----------     --------      --------      -------        ------
Net increase of trust shares    10,470,491     4,956,744      764,222       300,795       86,920        89,913
                                ==========    ==========     ========      ========      =======        ======

82   The AAL Mutual Funds Semi-Annual Report

Notes to Financial Statements - continued  AS OF OCTOBER 29, 1999








                                                        The AAL High Yield Bond Fund
                                ------------------------------------------------------------------------------
                                        Class A                    Class B                      Class I
                                ------------------------      ---------------------      ---------------------
                                   Year          Period        Year         Period        Year          Period
                                  Ended          Ended         Ended        Ended         Ended         Ended
                                 4/30/99        10/29/99      4/30/99      10/29/99      4/30/99      10/29/99
                                  Shares         Shares        Shares        Shares       Shares        Shares
==============================================================================================================
Shares purchased                 6,706,091     2,853,350       495,697      148,574      247,545        40,808
Income dividends reinvested        863,591       556,675        66,641       42,415       13,102        10,034
Capital gains reinvested            75,664            --         6,434           --        1,262            --
Shares redeemed                 (2,630,009)   (1,491,191)     (121,281)     (94,725)     (31,405)       (7,284)
                                ----------    ----------      --------     --------      -------      --------
Net increase of trust shares     5,015,337     1,918,834       447,491       96,264      230,504        43,558
                                ==========    ==========      ========     ========      =======      ========


                                                        The AAL Municipal Bond Fund
                                ------------------------------------------------------------------------------
                                        Class A                    Class B                      Class I
                                -----------------------      ---------------------      ----------------------
                                   Year          Period        Year         Period        Year          Period
                                  Ended          Ended        Ended         Ended        Ended          Ended
                                 4/30/99       10/29/99      4/30/99      10/29/99      4/30/99       10/29/99
                                  Shares        Shares        Shares       Shares        Shares        Shares
==============================================================================================================
Shares purchased                 6,657,054     2,918,327     340,431       101,746       44,426         86,579
Income dividends reinvested      1,557,452       886,153      14,626        11,495        1,175          2,019
Capital gains reinvested           556,748            --       7,148            --          725             --
Shares redeemed                 (4,140,561)   (2,983,907)    (26,502)      (32,632)      (2,176)          (464)
                                ----------    ----------     -------       -------       ------         ------
Net increase of trust shares     4,630,693       820,573     335,703        80,609       44,150         88,134
                                ==========    ==========     =======       =======       ======         ======


                                                              The AAL Bond Fund
                                ------------------------------------------------------------------------------
                                        Class A                    Class B                      Class I
                                -----------------------      ---------------------      ----------------------
                                  Year          Period        Year         Period        Year          Period
                                 Ended           Ended        Ended         Ended        Ended          Ended
                                4/30/99        10/29/99      4/30/99      10/29/99      4/30/99       10/29/99
                                 Shares         Shares        Shares       Shares        Shares         Shares
==============================================================================================================
Shares purchased                 6,448,271    2,577,816      200,975        85,101      1,733,386      733,250
Income dividends reinvested      1,565,781      895,304        8,007         7,224         37,306       31,451
Capital gains reinvested                --           --           --            --             --           --
Shares redeemed                 (6,383,869)  (3,635,105)     (39,787)      (31,937)      (194,999)    (181,920)
                                ----------   ----------      -------       -------      ---------     --------
Net increase of trust shares     1,630,183     (161,985)     169,195        60,388      1,575,693      582,781
                                ==========   ==========      =======       =======      =========     ========

                                   The AAL Mutual Funds Semi-Annual Report    83

Notes to Financial Statements - continued  AS OF OCTOBER 29, 1999

                                                              The AAL Money Market Fund
                                -------------------------------------------------------------------------------------
                                          Class A                       Class B                     Class I
                                ----------------------------    -----------------------    --------------------------
                                    Year           Period          Year         Period          Year        Period
                                    Ended          Ended           Ended        Ended          Ended        Ended
                                   4/30/99        10/29/99        4/30/99      10/29/99      4/30/99       10/29/99
                                   Shares          Shares         Shares        Shares       Shares         Shares
=====================================================================================================================
Shares purchased                 367,653,413     194,232,453     3,041,527    1,465,281     54,278,795     26,664,533
Income dividends reinvested       11,608,802       6,530,703        47,572       30,335        420,490        367,899
Capital gains reinvested                  --              --            --           --             --             --
Shares redeemed                 (331,856,369)   (169,321,113)   (2,661,451)    (958,177)   (37,008,177)   (26,390,818)
                                ------------    ------------    ----------    ---------    -----------    -----------
Net increase of trust shares      47,405,846      31,442,043       427,648      537,439     17,691,108        641,614
                                ============    ============    ==========    =========    ===========    ===========

F:  Forward Currency Contracts

As of October 29, 1999, The AAL International Fund had entered into forward currency contracts, as summarized below, resulting in net unrealized depreciation of $6,851.

Settlement Date          Currency to            U.S. Value                  Currency to               U.S. Value of
Through                  Be Delivered         April 30, 1999                Be Received               April 30, 1999
=====================================================================================================================
11/1/99              824,707  U.S. Dollar       $  824,707      85,629,339  Japanese Yen                $  820,519
11/2/99               53,770  U.S. Dollar           53,770          51,059  EURO                            53,667
11/2/99              210,506  U.S. Dollar          210,506         127,325  British Pound Sterling         208,934
11/2/99            1,228,342  U.S. Dollar        1,228,342       9,543,600  Hong Kong Dollar             1,228,342
11/3/99               86,319  U.S. Dollar           86,319          52,359  British Pound Sterling          85,919
11/4/99              140,602  U.S. Dollar          140,602          85,811  British Pound Sterling         140,813
11/5/99              177,089  U.S. Dollar          177,089         107,431  British Pound Sterling         176,290
                                                ----------                                              ----------
                                                $2,721,335                                              $2,714,484
                                                ==========                                              ==========


84   The AAL Mutual Funds Semi-Annual Report

A Note on Forward-Looking Statements


Except for the historical information contained in the foregoing reports on each of the Funds, the matters discussed in those reports may constitute forward-looking statements that are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include discussion about each portfolio manager's predictions, assessments, analyses and outlooks for relevant securities and investment markets, market sectors, industries and individual stocks or other investment securities. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of each portfolio manager's forecasts and predictions, the appropriateness of the investment strategies designed by the portfolio managers to capitalize on their forecasts and predictions should they prove true, and the ability of the portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially from the projected results for the Fund, either on an overall basis or on a relative basis as compared to the benchmark index selected for the particular Fund.


GLOSSARY OF TERMS

* Non income-producing security -- A non income-producing security is a security which has not paid a dividend or interest payment in the past calendar year.

2 144A security -- A 144A security is a security that has not been fully registered with the SEC. Because it is not fully registered it is considered an illiquid or restricted security. Once the security is registered, it loses its 144A classification and is no longer restricted. 144A securities are for institutional or accredited investors, such as mutual funds.

3 When-issued security -- A when-issued security is a securities issue that has been authorized and is sold to investors before the certficates are ready for delivery.

4 Pledged as security for when-issued securities -- A pledged security is a security that is pledged as collateral for a when-issued security. A pledged security is no longer collateral once the when-issued security purchased is settled.

5 Security in default -- A security in default is a security that has missed its last interest payment.

6 4(2) Commercial paper -- 4(2) commercial paper is a security that has not been fully registered with the SEC. Because it is not fully registered it is considered an illiquid or restricted security. Once the security is registered, it loses its 4(2) classification and is no longer restricted. 4(2) commercial paper is for institutional or accredited investors, such as mutual funds.


                                   The AAL Mutual Funds Semi-Annual Report    85

Financial Highlights  PER SHARE INFORMATION

The AAL Small Cap Stock Fund

                                                                          Period Ended   Year Ended    Year Ended   Period Ended
CLASS A SHARES                                                              10/29/99       4/30/99       4/30/98      4/30/97
================================================================================================================================
Net asset value: Beginning of period.....................................       $10.89     $  13.84      $   9.84       $  10.00
Income from Investment Operations
---------------------------------
Net investment income....................................................        (0.06)       (0.12)        (0.10)         (0.06)
Net realized and unrealized gain (loss) on investments...................         0.30        (2.51)         4.73           0.17
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations.........................................         0.24        (2.63)         4.63           0.11
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions from:
------------------------
Net investment income....................................................           --           --            --             --
Net realized capital gains...............................................           --        (0.32)        (0.63)         (0.27)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions......................................................           --        (0.32)        (0.63)         (0.27)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value...............................         0.24        (2.95)         4.00          (0.16)
Net asset value: End of period...........................................       $11.13     $  10.89      $  13.84       $   9.84
================================================================================================================================
Total return (b).........................................................         2.20%      (18.97)%       47.97%         (0.78)%
Net assets, end of period (in millions)..................................       $127.1     $  116.0      $  120.3       $   44.5
Ratio of expenses to average net assets (a)..............................         1.88%        1.82%         1.71%          2.06%
Ratio of net investment income (loss) to average net assets (a)..........        (1.17)%      (1.15)%       (1.05)%        (1.20)%
Portfolio turnover rate..................................................        78.58%      112.96%       105.60%        138.50%
--------------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
   Ratio of expenses to average net assets (a)...........................         1.88%        1.82%         1.71%          2.06%
   Ratio of net investment income (loss) to average net assets (a).......        (1.17)%      (1.15)%       (1.05)%        (1.20)%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.


86  The AAL Mutual Funds Semi-Annual Report


                                                                             Period Ended  Year Ended   Year Ended   Period Ended
CLASS B SHARES                                                                 10/29/99      4/30/99      4/30/98       4/30/97
=================================================================================================================================
Net asset value: Beginning of period..........................................  $   10.74     $  13.73       $   9.81   $  11.17

Income from Investment Operations
---------------------------------
Net investment income.........................................................      (0.11)       (0.22)         (0.16)     (0.03)
Net realized and unrealized gain (loss) on investments........................       0.29        (2.50)          4.67      (1.33)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations..............................................       0.18        (2.72)          4.51      (1.36)
=================================================================================================================================

Less Distributions from:
------------------------
Net investment income.........................................................         --           --             --         --
Net realized capital gains....................................................         --        (0.27)         (0.59)        --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions...........................................................         --        (0.27)         (0.59)        --
=================================================================================================================================

Net increase (decrease) in net asset value....................................       0.18        (2.99)          3.92      (1.36)
Net asset value: End of period................................................  $   10.92     $  10.74       $  13.73   $   9.81
=================================================================================================================================

Total return (b)..............................................................       1.77%      (19.85)%        46.86%    (12.18)%
Net assets, end of period (in millions).......................................  $    17.1     $   15.8       $   14.4   $    3.4
Ratio of expenses to average net assets (a)...................................       2.71%        2.89%          2.60%      3.20%
Ratio of net investment income (loss) to average net assets (a)...............      (1.99)%      (2.22)%        (1.94)%    (2.39)%
Portfolio turnover rate.......................................................      78.58%      112.96%        105.60%    138.50%
=================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:

 Ratio of expenses to average net assets (a)..................................       2.71%        2.89%          2.60%      3.20%
 Ratio of net investment income (loss) to average net assets (a)..............      (1.99)%      (2.22)%        (1.94)%    (2.39)%

 (a) Calculated on an annualized basis.
 (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.




                                                                                     Period Ended     Year Ended     Period Ended
CLASS I SHARES                                                                         10/29/99         4/30/99         4/30/98
=================================================================================================================================
Net asset value: Beginning of period................................................ $   10.95        $  13.87       $  12.45

Income from Investment Operations
---------------------------------
Net investment income...............................................................     (0.01)          (0.04)         (0.01)
Net realized and unrealized gain (loss) on investments..............................      0.31           (2.52)          1.43
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations....................................................      0.30           (2.56)          1.42
=================================================================================================================================

Less Distributions from:
------------------------
Net investment income...............................................................       --              --             --
Net realized capital gains..........................................................       --            (0.36)           --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions.................................................................       --            (0.36)           --
=================================================================================================================================
Net increase (decrease) in net asset value..........................................      0.30           (2.92)          1.42
Net asset value: End of period...................................................... $   11.25        $  10.95       $  13.87
=================================================================================================================================

Total return (b)....................................................................      2.74%         (18.41)%        11.41%
Net assets, end of period (in millions)............................................. $     0.8        $    0.8       $    0.4
Ratio of expenses to average net assets (a).........................................      0.85%           1.08%          1.19%
Ratio of net investment income (loss) to average net assets (a).....................     (0.13)%         (0.40)%        (0.39)%
Portfolio turnover rate.............................................................     78.58%         112.96%        105.60%
=================================================================================================================================

If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:

 Ratio of expenses to average net assets (a)........................................      0.85%           1.08%          1.19%
 Ratio of net investment income (loss) to average net assets (a)....................     (0.13)%         (0.40)%        (0.39)%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.


                                   The AAL Mutual Funds Semi-Annual Report    87

Financial Highlights PER SHARE INFORMATION

The AAL Mid Cap Stock Fund


                                                       Period Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS A SHARES                                           10/29/99      4/30/99       4/30/98      4/30/97     4/30/96       4/30/95
====================================================================================================================================
Net asset value: Beginning of period...................   $ 13.89       $ 15.93        $12.71     $ 17.11       $ 10.92    $ 10.38

Income from Investment Operations
---------------------------------
Net investment income..................................     (0.02)        (0.04)        (0.04)      (0.12)        (0.10)     (0.05)
Net realized and unrealized gain (loss) on investments.      0.89         (1.25)         4.75       (1.63)         6.29       0.59
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations.......................      0.87         (1.29)         4.71       (1.75)         6.19       0.54
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
------------------------
Net investment income..................................        --            --            --          --            --         --
Net realized capital gains.............................        --         (0.75)        (1.49)      (2.65)           --         --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions....................................        --         (0.75)        (1.49)      (2.65)           --         --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value.............      0.87         (2.04)         3.22       (4.40)         6.19       0.54
Net asset value: End of period.........................   $ 14.76       $ 13.89       $ 15.93     $ 12.71       $ 17.11    $ 10.92
------------------------------------------------------------------------------------------------------------------------------------
Total return (b)......................................       6.26%        (7.62)%       38.73%     (11.08)%       56.59%      5.20%
Net assets, end of period (in millions)...............    $618.9        $584.9        $671.5      $461.7        $425.0     $220.8
Ratio of expenses to average net assets (a)...........       1.30%         1.37%         1.30%       1.35%         1.39%      1.54%
Ratio of net investment income (loss) to average net
 assets (a)...........................................      (0.21)%       (0.28)%       (0.27)%     (0.94)%       (0.82)%    (0.77)%
Portfolio turnover rate...............................      64.60%       125.94%       104.73%     112.60%        90.14%     88.18%
------------------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the
adviser's voluntary expense reimbursement, the ratios
would have been as follows:
Ratio of expenses to average net assets (a)............      1.30%         1.37%         1.30%       1.35%         1.39%      1.54%
Ratio of net investment income (loss) to average net
  assets (a)...........................................     (0.21)%       (0.28)%       (0.27)%     (0.94)%       (0.82)%    (0.77)%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.


88  The AAL Mutual Funds Semi-Annual Report

                                                                           Period Ended   Year Ended   Year Ended   Period Ended
CLASS B SHARES                                                               10/29/99      4/30/99      4/30/98       4/30/97
================================================================================================================================
Net asset value: Beginning of period ..................................       $13.64       $ 15.78      $ 12.69       $ 13.67

Income from Investment Operations
---------------------------------
Net investment income .................................................        (0.09)        (0.17)       (0.12)        (0.03)
Net realized and unrealized gain (loss) on investments ................         0.86         (1.27)        4.65         (0.95)
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations ......................................         0.77         (1.44)        4.53         (0.98)
================================================================================================================================

Less Distributions from:
------------------------
Net investment income .................................................           --            --           --            --
Net realized capital gains ............................................           --         (0.70)       (1.44)           --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions ...................................................           --         (0.70)       (1.44)           --
================================================================================================================================
Net increase (decrease) in net asset value ............................         0.77         (2.14)        3.09         (0.98)
Net asset value: End of period ........................................       $14.41       $ 13.64      $ 15.78       $ 12.69
================================================================================================================================
Total return (b) ......................................................         5.65%        (8.70)%      37.41%        (7.17)%
Net assets, end of period (in millions) ...............................       $19.6        $ 17.0       $ 13.6        $  3.3
Ratio of expenses to average net assets (a) ...........................         2.47%         2.56%        2.33%         2.29%
Ratio of net investment income (loss) to average net assets (a) .......        (1.38)%       (1.46)%      (1.30)%       (1.41)%
Portfolio turnover rate ...............................................        64.60%       125.94%      104.73%       112.60%
--------------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
    Ratio of expenses to average net assets (a) .......................         2.47%         2.56%        2.33%         2.29%
    Ratio of net investment income (loss) to average net assets (a) ...        (1.38)%       (1.46)%      (1.30)%       (1.41)%

(a)  Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.


                                                                            Period Ended    Year Ended    Period Ended
CLASS I SHARES                                                                10/29/99        4/30/99       4/30/98
======================================================================================================================
Net asset value: Beginning of period ....................................      $13.94        $  15.96       $ 14.40

Income from Investment Operations
---------------------------------
Net investment income ...................................................        0.03            0.02            --
Net realized and unrealized gain (loss) on investments ..................        0.89           (1.25)         1.56
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations ........................................        0.92           (1.23)         1.56
======================================================================================================================

Less Distributions from:
------------------------
Net investment income ...................................................          --              --            --
Net realized capital gains ..............................................          --           (0.79)           --
----------------------------------------------------------------------------------------------------------------------
Total Distributions .....................................................          --           (0.79)           --
======================================================================================================================
Net increase (decrease) in net asset value ..............................        0.92           (2.02)         1.56
Net asset value: End of period ..........................................      $14.86        $  13.94       $ 15.96
======================================================================================================================
Total return (b) ........................................................        6.60%          (7.17)%       10.83%
Net assets, end of period (in millions) .................................      $ 8.2         $   6.4        $  1.2
Ratio of expenses to average net assets (a) .............................        0.71%           0.85%         0.86%
Ratio of net investment income (loss) to average net assets (a) .........        0.39%           0.33%         0.18%
Portfolio turnover rate .................................................       64.60%         125.94%       104.73%
======================================================================================================================
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
    Ratio of expenses to average net assets (a) .........................        0.71%           0.85%         0.86%
    Ratio of net investment income (loss) to average net assets (a) .....        0.39%           0.33%         0.18%

(a)  Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.


                                   The AAL Mutual Funds Semi-Annual Report    89

Financial Highlights   PER SHARE INFORMATION


The AAL International Fund

                                                                  Period Ended   Year Ended   Year Ended   Year Ended   Period Ended
CLASS A SHARES                                                      10/29/99      4/30/99      4/30/98       4/30/97      4/30/96
====================================================================================================================================
Net asset value: Beginning of period ............................   $ 11.35       $ 11.15      $ 11.37       $ 11.08       $10.00

Income from Investment Operations
---------------------------------
Net investment income ...........................................      0.02          0.08         0.17          0.01         0.05
Net realized and unrealized gain (loss) on investments ..........      1.19          0.65         0.56          0.68         1.05
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations ................................      1.21          0.73         0.73          0.69         1.10
====================================================================================================================================

Less Distributions from:
------------------------
Net investment income ...........................................        --         (0.44)       (0.37)        (0.34)       (0.02)
Net realized capital gains ......................................        --         (0.09)       (0.58)        (0.06)          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions .............................................        --         (0.53)       (0.95)        (0.40)       (0.02)
====================================================================================================================================
Net increase (decrease) in net asset value ......................      1.21          0.20        (0.22)         0.29         1.08
Net asset value: End of period ..................................   $ 12.56       $ 11.35      $ 11.15       $ 11.37       $11.08
====================================================================================================================================
Total return (b) ................................................     10.66%         6.82%        7.34%         6.32%       11.07%
Net assets, end of period (in millions) .........................   $167.8        $146.9       $144.2        $116.2        $57.1
Ratio of expenses to average net assets (a) .....................      1.54%         1.74%        1.91%         2.10%        2.15%
Ratio of net investment income (loss) to average net assets (a) .      0.29%         0.64%        1.36%         0.88%        0.94%
Portfolio turnover rate .........................................     26.25%       100.90%       19.90%        12.95%        1.30%
====================================================================================================================================
If the Fund had paid all of their expenses without the
adviser's voluntary expense reimbursement, the ratios would
have been as follows:
  Ratio of expenses to average net assets (a) ...................      1.54%         1.74%        1.91%         2.10%        2.32%
  Ratio of net investment income (loss) to average net assets (a)      0.29%         0.64%        1.36%         0.88%        0.77%

(a)  Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.


90    The AAL Mutual Funds Semi-Annual Report



                                                                     Period Ended    Year Ended      Year Ended    Period Ended
CLASS B SHARES                                                         10/29/99        4/30/99         4/30/98        4/30/97
===============================================================================================================================
Net asset value: Beginning of period................................  $   11.23      $   11.05        $  11.34       $  10.98

Income from Investment Operations
---------------------------------
Net investment income...............................................      (0.04)         (0.03)           0.13             --
Net realized and unrealized gain (loss) on investments..............       1.16           0.64            0.49           0.36
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations....................................       1.12           0.61            0.62           0.36
-------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
------------------------
Net investment income...............................................         --          (0.34)          (0.33)            --
Net realized capital gains..........................................         --          (0.09)          (0.58)            --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions.................................................         --          (0.43)          (0.91)            --
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value..........................       1.12           0.18           (0.29)          0.36
Net asset value: End of period .....................................  $   12.35      $   11.23        $  11.05       $  11.34
===============================================================================================================================
Total return (b)....................................................       9.97%          5.72%           6.30%          3.28%
Net assets, end of period (in millions).............................  $   11.3       $    9.8         $   7.9        $   2.6
Ratio of expenses to average net assets (a).........................       2.63%          2.85%           2.90%          2.94%
Ratio of net investment income (loss) to average net assets (a).....      (0.81)%        (0.52)%          0.34%         (0.03)%
Portfolio turnover rate.............................................      26.25%        100.90%          19.90%         12.95%
-------------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without
the adviser's voluntary expense reimbursement, the
ratios would have been as follows:
 Ratio of expenses to average net assets (a)........................       2.63%          2.85%           2.90%          2.94%
 Ratio of net investment income (loss) to average net assets (a)....      (0.81)%        (0.52)%          0.34%         (0.03)%
 (a) Calculated on an annualized basis.
 (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.
     Periods less than one year are not annualized.



                                                                                      Period Ended      Year Ended   Period Ended
CLASS I SHARES                                                                          10/29/99          4/30/99       4/30/98
=================================================================================================================================
Net asset value: Beginning of period................................................  $   11.37         $  11.17       $  10.11

Income from Investment Operations
---------------------------------
Net investment income...............................................................       0.06             0.15           0.03
Net realized and unrealized gain (loss) on investments..............................       1.20             0.65           1.03
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations....................................................       1.26             0.80           1.06
---------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
------------------------
Net investment income...............................................................         --            (0.51)            --
Net realized capital gains..........................................................         --            (0.09)            --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions.................................................................         --            (0.60)            --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value..........................................       1.26             0.20           1.06
Net asset value: End of period .....................................................  $   12.63         $  11.37       $  11.17
=================================================================================================================================
Total return (b)....................................................................      11.08%            7.49%         10.48%
Net assets, end of period (in millions).............................................  $    2.2          $   1.9        $   0.5
Ratio of expenses to average net assets (a).........................................       0.83%            1.09%          1.19%
Ratio of net investment income (loss) to average net assets (a).....................       0.96%            1.10%          2.38%
Portfolio turnover rate.............................................................      26.25%          100.90%         19.90%
---------------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
 Ratio of expenses to average net assets (a)........................................       0.83%            1.09%          1.19%
 Ratio of net investment income (loss) to average net assets (a)....................       0.96%            1.10%          2.38%
 (a) Calculated on an annualized basis.
 (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.
     Periods less than one year are not annualized.

                                    The AAL Mutual Funds Semi-Annual Report   91

Financial Highlights PER SHARE INFORMATION



The AAL Capital Growth Fund

                                                       Period Ended   Year Ended   Year Ended   Year Ended   Year Ended  Year Ended
CLASS A SHARES                                             10/29/99      4/30/99      4/30/98      4/30/97      4/30/96    04/30/95
===================================================================================================================================
Net asset value: Beginning of period...............       $   35.87    $   29.64    $   21.50    $   18.79    $   15.56   $   14.49

Income from Investment Operations
---------------------------------
Net investment income..............................            0.06         0.09         0.10         0.13         0.20        0.27
Net realized and unrealized gain (loss)
on investments.....................................            1.36         6.69         9.26         3.68         3.76        1.70
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations...................            1.42         6.78         9.36         3.81         3.96        1.97
===================================================================================================================================

Less Distributions from:
------------------------
Net investment income..............................           (0.03)       (0.09)       (0.08)       (0.15)       (0.22)      (0.30)
Net realized capital gains.........................              --        (0.46)       (1.14)       (0.95)       (0.51)      (0.60)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions................................           (0.03)       (0.55)       (1.22)       (1.10)       (0.73)      (0.90)
===================================================================================================================================
Net increase (decrease) in net asset value.........            1.39         6.23         8.14         2.71         3.23        1.07
Net asset value: End of period.....................       $   37.26    $   35.87    $   29.64    $   21.50    $   18.79   $   15.56
===================================================================================================================================
Total return (b)...................................            3.96%       23.20%       44.48%       20.55%       25.85%      14.37%
Net assets, end of period (in millions)............       $3,839.0     $3,594.5     $2,766.7     $1,794.4     $1,381.4    $1,032.2
Ratio of expenses to average net assets (a)........            0.93%        0.97%        0.98%        1.06%        1.12%       1.17%
Ratio of net investment income (loss) to
average net assets (a).............................            0.31%        0.30%        0.39%        0.62%        1.16%       1.89%
Portfolio turnover rate............................            2.79%        8.74%       17.96%       24.30%       44.26%      33.34%
-----------------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses
without the adviser's voluntary expense
reimbursement, the ratios would have been
as follows:
 Ratio of expenses to average net assets (a).......            0.93%        0.97%        0.98%        1.06%        1.12%       1.17%
 Ratio of net investment income (loss) to
 average net assets (a)............................            0.31%        0.30%        0.39%        0.62%        1.16%       1.89%
 (a) Calculated on an annualized basis.
 (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

92    The AAL Mutual Funds Semi-Annual Report


                                                        Period Ended  Year Ended   Year Ended  Period Ended
CLASS B SHARES                                            10/29/99      4/30/99      4/30/98      4/30/97
=============================================================================================================
Net asset value: Beginning of period.................... $   35.29     $  29.38     $  21.45     $  20.66

Income from Investment Operations
---------------------------------
Net investment income...................................      0.12        (0.19)        0.04        (0.01)
Net realized and unrealized gain (loss) on investments..      1.32         6.56         9.06         0.80
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations........................     (1.20)        6.37         9.10         0.79
=============================================================================================================

Less Distributions from:
------------------------
Net investment income...................................        --           --        (0.03)          --
Net realized capital gains..............................        --        (0.46)       (1.14)          --
-------------------------------------------------------------------------------------------------------------
Total Distributions.....................................        --        (0.46)       (1.17)          --
=============================================================================================================
Net increase (decrease) in net asset value..............      1.20         5.91         7.93         0.79
Net asset value: End of period.......................... $   36.49     $  35.29     $  29.38     $  21.45
=============================================================================================================
Total return (b)........................................      3.40%       21.94%       43.25%        3.82%
Net assets, end of period (in millions)................. $  126.1      $ 107.6      $  54.9     $   11.0
Ratio of expenses to average net assets (a).............      1.96%        1.99%        1.90%        1.89%
Ratio of net investment income (loss) to average net
 assets (a).............................................     (0.72)%      (0.74)%      (0.58)%      (0.39)%
Portfolio turnover rate.................................      2.79%        8.74%       17.96%       24.30%
-------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the
adviser's voluntary expense reimbursement, the ratios
would have been as follows:
 Ratio of expenses to average net assets (a)............      1.96%        1.99%        1.90%        1.89%
 Ratio of net investment income (loss) to average net
  assets (a)............................................     (0.72)%      (0.74)%      (0.58)%      (0.39)%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

                                                        Period Ended  Year Ended  Period Ended
CLASS I SHARES                                            10/29/99      4/30/99      4/30/98
==============================================================================================
Net asset value: Beginning of period.................... $   35.89     $  29.67     $  26.05

Income from Investment Operations
---------------------------------
Net investment income...................................      0.13         0.21         0.02
Net realized and unrealized gain (loss) on investments..      1.37         6.67         3.60
----------------------------------------------------------------------------------------------
Total from Investment Operations........................      1.50         6.88         3.62
==============================================================================================

Less Distributions from:
------------------------
Net investment income...................................     (0.09)       (0.20)          --
Net realized capital gains..............................        --        (0.46)          --
----------------------------------------------------------------------------------------------
Total Distributions.....................................     (0.09)       (0.66)          --
==============================================================================================
Net increase (decrease) in net asset value..............      1.41         6.22         3.62
Net asset value: End of period.......................... $   37.30     $  35.89     $  29.67
==============================================================================================
Total return (b)........................................      4.17%       23.55%       13.90
Net assets, end of period (in millions)................. $   59.0      $  46.9      $   3.0
Ratio of expenses to average net assets (a).............      0.54%        0.60%        0.58%
Ratio of net investment income (loss) to average net
 assets (a).............................................      0.70%        0.62%        0.52%
Portfolio turnover rate.................................      2.79%        8.74%       17.96%
----------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the
adviser's voluntary expense reimbursement, the ratios
would have been as follows:
 Ratio of expenses to average net assets (a)............      0.54%        0.60%        0.58%
 Ratio of net investment income (loss) to average net
  assets (a)............................................      0.70%        0.62%        0.52%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

                                    The AAL Mutual Funds Semi-Annual Report   93

Financial Highlights PER SHARE INFORMATION



The AAL Equity Income Fund

                                                             Period         Year         Year         Year         Year       Year
                                                              Ended        Ended        Ended        Ended        Ended      Ended
CLASS A SHARES                                             10/29/99      4/30/99      4/30/98      4/30/97      4/30/96   04/30/95
==================================================================================================================================
Net asset value: Beginning of period...............         $ 14.68      $ 14.31      $ 11.34      $ 10.90      $  9.47     $ 9.95

Income from Investment Operations
---------------------------------
Net investment income..............................            0.08         0.16         0.27         0.39         0.36       0.34
Net realized and unrealized gain (loss)
on investments.....................................           (0.62)        1.17         3.44         0.46         1.42      (0.50)
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations...................           (0.54)        1.33         3.71         0.85         1.78      (0.16)
----------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
-----------------------
Net investment income..............................           (0.08)       (0.17)       (0.29)       (0.41)       (0.35)     (0.32)
Net realized capital gains.........................              --        (0.79)       (0.45)          --           --         --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions................................           (0.08)       (0.96)       (0.74)       (0.41)       (0.35)     (0.32)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value.........           (0.62)        0.37         2.97         0.44         1.43      (0.48)
Net asset value: End of period.....................         $ 14.06      $ 14.68      $ 14.31      $ 11.34      $ 10.90     $ 9.47
==================================================================================================================================
Total return (b)...................................           (3.68)%      10.08%       33.50%        7.88%       18.90%     (1.51)%
Net assets, end of period (in millions)............         $271.4       $262.2       $197.7       $134.2       $114.5      $70.9
Ratio of expenses to average net assets (a)........            0.98%        1.05%        1.11%        1.15%        1.20%      1.19%
Ratio of net investment income (loss) to
average net assets (a).............................            1.06%        1.22%        2.17%        3.57%        3.58%      4.08%
Portfolio turnover rate............................            7.65%       13.35%       64.00%        5.14%       21.79%     24.65%
----------------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses
without the adviser's voluntary expense
reimbursement, the ratios would have been
as follows:
 Ratio of expenses to average net assets (a).......            0.98%        1.05%        1.11%        1.15%        1.20%      1.19%
 Ratio of net investment income (loss) to
 average net assets (a)............................            1.06%        1.22%        2.17%        3.57%        3.58%      4.08%

 (a) Calculated on an annualized basis.
 (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

94    The AAL Mutual Funds Semi-Annual Report

                                                                           Period Ended   Year Ended   Year Ended   Period Ended
CLASS B SHARES                                                               10/29/99      4/30/99      4/30/98       4/30/97
================================================================================================================================
Net asset value: Beginning of period ...................................      $14.66        $14.31       $11.37       $11.40

Income from Investment Operations
---------------------------------
Net investment income ..................................................          --          0.02         0.19         0.05
Net realized and unrealized gain (loss) on investments .................       (0.61)         1.17         3.41        (0.06)
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations .......................................       (0.61)         1.19         3.60        (0.01)
--------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
------------------------
Net investment income ..................................................       (0.01)        (0.05)       (0.21)       (0.02)
Net realized capital gains .............................................          --         (0.79)       (0.45)          --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions ....................................................       (0.01)        (0.84)       (0.66)       (0.02)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value .............................       (0.62)         0.35         2.94        (0.03)
Net asset value: End of period .........................................      $14.04        $14.66       $14.31       $11.37
================================================================================================================================
Total return (b) .......................................................       (4.17)%        8.97%       32.42%       (0.04)%
Net assets, end of period (in millions) ................................      $10.7         $ 9.6        $ 3.8        $ 0.5
Ratio of expenses to average net assets (a) ............................        2.03%         2.09%        2.04%        1.99%
Ratio of net investment income (loss) to average net assets (a) ........        0.01%         0.16%        0.96%        2.36%
Portfolio turnover rate ................................................        7.65%        13.35%       64.00%        5.14%
--------------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
  Ratio of expenses to average net assets (a) ..........................        2.03%         2.09%        2.04%        1.99%
  Ratio of net investment income (loss) to average net assets (a) ......        0.01%         0.16%        0.96%        2.36%

  (a)  Calculated on an annualized basis.
  (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

                                                                           Period Ended    Year Ended    Period Ended
CLASS I SHARES                                                               10/29/99       4/30/99        4/30/98
=====================================================================================================================
Net asset value: Beginning of period ...................................      $14.70         $14.32         $13.14

Income from Investment Operations
---------------------------------
Net investment income ..................................................        0.11           0.21           0.08
Net realized and unrealized gain (loss) on investments .................       (0.62)          1.19           1.16
---------------------------------------------------------------------------------------------------------------------
Total from Investment Operations .......................................       (0.51)          1.40           1.24
---------------------------------------------------------------------------------------------------------------------

Less Distributions from:
------------------------
Net investment income ..................................................       (0.11)         (0.23)         (0.06)
Net realized capital gains .............................................          --          (0.79)            --
---------------------------------------------------------------------------------------------------------------------
Total Distributions ....................................................       (0.11)         (1.02)         (0.06)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value .............................       (0.62)          0.38           1.18
Net asset value: End of period .........................................      $14.08         $14.70         $14.32
=====================================================================================================================
Total return (b) .......................................................       (3.46)%        10.62%          9.34%
Net assets, end of period (in millions) ................................      $13.6          $13.2          $ 7.1
Ratio of expenses to average net assets (a) ............................        0.51%          0.60%          0.68%
Ratio of net investment income (loss) to average net assets (a) ........        1.54%          1.65%          2.10%
Portfolio turnover rate ................................................        7.65%         13.35%         64.00%
---------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
  Ratio of expenses to average net assets (a) ..........................        0.51%          0.60%          0.68%
  Ratio of net investment income (loss) to average net assets (a) ......        1.54%          1.65%          2.10%

  (a)  Calculated on an annualized basis.
  (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.


                                   The AAL Mutual Funds Semi-Annual Report    95

Financial Highlights PER SHARE INFORMATION


The AAL Balanced Fund

                                                                                           Period Ended  Year Ended    Period Ended
CLASS A SHARES                                                                               10/29/99      4/30/99        4/30/98
===================================================================================================================================
Net asset value: Beginning of period...................................................... $ 12.15          $ 10.81       $ 10.00

Income from Investment Operations
---------------------------------
Net investment income.....................................................................    0.14             0.21          0.04
Net realized and unrealized gain (loss) on investments....................................    0.05             1.34          0.80
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations..........................................................    0.19             1.55          0.84
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
-----------------------
Net investment income.....................................................................   (0.14)           (0.20)        (0.03)
Net realized capital gains................................................................      --            (0.01)           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions.......................................................................   (0.14)           (0.21)        (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value................................................    0.05             1.34          0.81
Net asset value: End of period............................................................ $ 12.20          $ 12.15       $ 10.81
====================================================================================================================================

Total return (b)..........................................................................    1.60%           14.45%         8.37%
Net assets, end of period (in millions)................................................... $219.5           $158.3        $ 27.7
Ratio of expenses to average net assets (a)...............................................    1.14%            1.15%         1.37%
Ratio of net investment income (loss) to average net assets (a)...........................    2.58%            2.26%         2.19%
Portfolio turnover rate...................................................................   52.81%          213.46%        11.52%
------------------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
 Ratio of expenses to average net assets (a)..............................................    1.14%            1.23%         1.63%
 Ratio of net investment income (loss) to average net assets (a)..........................    2.58%            2.17%         1.93%
 (a) Calculated on an annualized basis.
 (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

96    The AAL Mutual Funds Semi-Annual Report

                                                                                        Period Ended     Year Ended   Period Ended
CLASS B SHARES                                                                            10/29/99         4/30/99       4/30/98
==================================================================================================================================
Net asset value: Beginning of period....................................................     $12.10         $10.79        $10.00

Income from Investment Operations
---------------------------------
Net investment income...................................................................       0.08           0.14          0.03
Net realized and unrealized gain (loss) on investments..................................       0.05           1.31          0.78
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                               0.13           1.45          0.81
-----------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
------------------------
Net investment income ..................................................................      (0.08)         (0.13)        (0.02)
Net realized capital gains..............................................................         --          (0.01)           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                           (0.08)         (0.14)        (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value..............................................       0.05           1.31          0.79
Net asset value: End of period .........................................................     $12.15         $12.10        $10.79
===================================================================================================================================
Total return (b) ......................................................................        1.12%         13.47%         8.10%
Net assets, end of period (in millions).................................................     $15.6          $11.9          $2.3
Ratio of expenses to average net assets (a).............................................       2.16%          1.98%         2.11%
Ratio of net investment income (loss) to average net assets (a).........................       1.56%          1.42%         1.45%
Portfolio turnover rate.................................................................      52.81%        213.46%        11.52%
-----------------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
 Ratio of expenses to average net assets (a) ...........................................       2.38%          2.18%         2.50%
 Ratio of net investment income (loss) to average net assets (a)........................       1.34%          1.22%         1.06%

 (a) Calculated on an annualized basis.
 (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.



                                                                                         Period Ended    Year Ended   Period Ended
CLASS I SHARES                                                                             10/29/99        4/30/99        4/30/98
===================================================================================================================================
Net asset value: Beginning of period ...................................................     $12.13         $10.79        $10.00

Income from Investment Operations
---------------------------------
Net investment income...................................................................       0.17           0.23          0.04
Net realized and unrealized gain (loss) on investments..................................       0.06           1.35          0.78
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations........................................................       0.23           1.58          0.82
-----------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
------------------------
Net investment income ..................................................................      (0.17)         (0.23)        (0.03)
Net realized capital gains..............................................................         --          (0.01)           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions.....................................................................      (0.17)         (0.24)        (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value..............................................       0.06           1.34          0.79
Net asset value: End of period .........................................................     $12.19         $12.13        $10.79
===================================================================================================================================
Total return (b)........................................................................       1.91%         14.73%         8.17%
Net assets, end of period (in millions).................................................      $3.4           $2.3          $1.1
Ratio of expenses to average net assets (a).............................................       0.52%          0.88%         1.95%
Ratio of net investment income (loss) to average net assets (a).........................       3.20%          2.50%         1.73%
Portfolio turnover rate.................................................................      52.81%        213.46%        11.52%
-----------------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
 Ratio of expenses to average net assets (a)............................................       0.52%          0.88%         1.95%
 Ratio of net investment income (loss) to average net assets (a)........................       3.20%          2.50%         1.73%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.


                                   The AAL Mutual Funds Semi-Annual Report    97

Financial Highlights    PER SHARE INFORMATION


The AAL High Yield Bond Fund

                                                                          Period Ended   Year Ended   Year Ended   Period Ended
CLASS A SHARES                                                              10/29/99      4/30/99      4/30/98       4/30/96
===============================================================================================================================
Net asset value: Beginning of period ...................................    $  8.92       $ 10.31      $  9.88       $ 10.00

Income from Investment Operations
---------------------------------
Net investment income ..................................................       0.43          0.91         0.92          0.27
Net realized and unrealized gain (loss) on investments .................      (1.09)        (1.33)        0.53         (0.12)
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations .......................................      (0.66)        (0.42)        1.45          0.15
-------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
------------------------
Net investment income ..................................................      (0.43)        (0.91)       (0.92)        (0.27)
Net realized capital gains .............................................         --         (0.06)       (0.10)           --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions ....................................................      (0.43)        (0.97)       (1.02)        (0.27)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value .............................      (1.09)        (1.39)        0.43         (0.12)
Net asset value: End of period .........................................    $  7.83       $  8.92      $ 10.31       $  9.88
===============================================================================================================================
Total return (b) .......................................................      (7.54)%       (3.96)%      15.12%         1.51%
Net assets, end of period (in millions) ................................    $130.8        $131.9       $100.8        $ 44.7
Ratio of expenses to average net assets (a) ............................       1.00%         1.00%        0.99%         1.00%
Ratio of net investment income (loss) to average net assets (a) ........      10.44%         9.81%        8.94%         9.11%
Portfolio turnover rate ................................................      24.41%        54.67%      112.37%        36.90%
-------------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
  Ratio of expenses to average net assets (a) ..........................       1.11%         1.16%        1.18%         1.28%
  Ratio of net investment income (loss) to average net assets (a) ......      10.33%         9.64%        8.75%         8.83%

(a)  Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.


98    The AAL Mutual Funds Semi-Annual Report

                                                                          Period Ended   Year Ended   Year Ended   Period Ended
CLASS B SHARES                                                              10/29/99      4/30/99      4/30/98       4/30/97
===============================================================================================================================
Net asset value: Beginning of period ...................................     $ 8.92        $10.31       $ 9.88        $10.00

Income from Investment Operations
---------------------------------
Net investment income ..................................................       0.41          0.84         0.84          0.25
Net realized and unrealized gain (loss) on investments .................      (1.09)        (1.33)        0.53         (0.12)
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations .......................................      (0.68)        (0.49)        1.37          0.13
-------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
------------------------
Net investment income ..................................................      (0.41)        (0.84)       (0.84)        (0.25)
Net realized capital gains .............................................         --         (0.06)       (0.10)           --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions ....................................................      (0.41)        (0.90)       (0.94)        (0.25)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value .............................      (1.09)        (1.39)        0.43         (0.12)
Net asset value: End of period .........................................     $ 7.83        $ 8.92       $10.31        $ 9.88
===============================================================================================================================
Total return (b) .......................................................      (7.85)%       (4.62)%      14.27%         1.31%
Net assets, end of period (in millions) ................................     $11.6         $12.4        $ 9.7         $ 2.7
Ratio of expenses to average net assets (a) ............................       1.72%         1.71%        1.74%         1.75%
Ratio of net investment income (loss) to average net assets (a) ........       9.72%         9.09%        8.22%         8.66%
Portfolio turnover rate ................................................      24.41%        54.67%      112.37%        36.90%
-------------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
  Ratio of expenses to average net assets (a) ..........................       2.03%         1.98%        2.05%         2.00%
  Ratio of net investment income (loss) to average net assets (a) ......       9.41%         8.82%        7.90%         8.41%

(a)  Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

                                                                          Period Ended   Year Ended   Period Ended
CLASS I SHARES                                                              10/29/99      4/30/99       4/30/98
==================================================================================================================
Net asset value: Beginning of period ...................................     $ 8.91        $10.31        $10.29

Income from Investment Operations
---------------------------------
Net investment income ..................................................       0.45          0.93          0.31
Net realized and unrealized gain (loss) on investments .................      (1.09)        (1.34)         0.02
------------------------------------------------------------------------------------------------------------------
Total from Investment Operations .......................................      (0.64)        (0.41)         0.33
------------------------------------------------------------------------------------------------------------------

Less Distributions from:
------------------------
Net investment income ..................................................      (0.45)        (0.93)        (0.31)
Net realized capital gains .............................................         --         (0.06)           --
------------------------------------------------------------------------------------------------------------------
Total Distributions ....................................................      (0.45)        (0.99)        (0.31)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value .............................      (1.09)        (1.40)         0.02
Net asset value: End of period .........................................     $ 7.82        $ 8.91        $10.31
==================================================================================================================
Total return (b) .......................................................      (7.37)%       (3.85)%        3.28%
Net assets, end of period (in millions) ................................     $ 2.3         $ 2.2         $ 0.2
Ratio of expenses to average net assets (a) ............................       0.64%         0.76%         0.75%
Ratio of net investment income (loss) to average net assets (a) ........      10.81%        10.34%         9.53%
Portfolio turnover rate ................................................      24.41%        54.67%       112.37%
------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
  Ratio of expenses to average net assets (a) ..........................       0.64%         0.76%         0.75%
  Ratio of net investment income (loss) to average net assets (a) ......      10.81%        10.34%         9.53%

(a)  Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.


                                   The AAL Mutual Funds Semi-Annual Report    99

Financial Highlights    PER SHARE INFORMATION

The AAL Municipal Bond Fund

                                                        Period Ended  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS A SHARES                                            10/29/99      4/30/99      4/30/98      4/30/97      4/30/96      4/30/95
====================================================================================================================================
Net asset value: Beginning of period...................  $   11.47     $  11.40     $  10.92     $  10.91     $  10.69   $  10.56

Income from Investment Operations
---------------------------------
Net investment income..................................       0.26         0.52         0.52         0.52         0.52       0.52
Net realized and unrealized gain (loss) on investments.      (0.99)        0.25         0.61         0.19         0.30       0.19
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations.......................      (0.73)        0.77         1.13         0.71         0.82       0.71
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
------------------------
Net investment income..................................      (0.26)       (0.52)       (0.52)       (0.52)       (0.52)     (0.52)
Net realized capital gains.............................         --        (0.18)       (0.13)       (0.18)       (0.08)     (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions....................................      (0.26)       (0.70)       (0.65)       (0.70)       (0.60)     (0.58)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value.............      (0.99)        0.07         0.48         0.01         0.22       0.13
Net asset value: End of period.........................  $   10.48     $  11.47     $  11.40     $  10.92     $  10.91   $  10.69
====================================================================================================================================
Total return (b).......................................      (6.45)%       6.80%       10.50%        6.64%        7.74%      7.01%
Net assets, end of period (in millions)................  $  486.4      $ 523.1      $ 467.1      $ 421.7      $ 412.8    $ 377.8
Ratio of expenses to average net assets (a)............       0.82%        0.81%        0.85%        0.89%        0.95%      0.98%
Ratio of net investment income (loss) to average net
 assets (a)............................................       4.72%        4.47%        4.55%        4.69%        4.69%      5.01%
Portfolio turnover rate................................      97.81%       94.56%      139.18%      119.79%      130.52%    172.49%
------------------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the
adviser's voluntary expense reimbursement, the ratios
would have been as follows:
 Ratio of expenses to average net assets (a)...........       0.82%        0.81%        0.85%        0.89%        0.95%      0.98%
 Ratio of net investment income (loss) to average net
  assets (a)...........................................       4.72%        4.47%        4.55%        4.69%        4.69%      5.01%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.


100    The AAL Mutual Funds Semi-Annual Report

Financial Highlights    PER SHARE INFORMATION
The AAL Municipal Bond Fund

                                                        Period Ended  Year Ended   Year Ended   Year Ended
CLASS B SHARES                                            10/29/99      4/30/99      4/30/98      4/30/97
=============================================================================================================
Net asset value: Beginning of period.................... $   11.47     $  11.40     $  10.92     $  11.02

Income from Investment Operations
---------------------------------
Net investment income...................................      0.21         0.42         0.42         0.14
Net realized and unrealized gain (loss) on investments..     (1.00)        0.25         0.61        (0.10)
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations........................     (0.79)        0.67         1.03         0.04
-------------------------------------------------------------------------------------------------------------
Less Distributions from:
------------------------
Net investment income...................................     (0.21)       (0.42)       (0.42)       (0.14)
Net realized capital gains..............................        --        (0.18)       (0.13)          --
-------------------------------------------------------------------------------------------------------------
Total Distributions.....................................     (0.21)       (0.60)       (0.55)       (0.14)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value..............     (1.00)        0.07         0.48         0.10
Net asset value: End of period.......................... $   10.47     $  11.47     $  11.40     $  10.92
=============================================================================================================
Total return (b)........................................     (6.92)%       5.93%        9.58%        0.34%
Net assets, end of period (in millions)................. $    7.7      $   7.5      $   3.6      $   0.8
Ratio of expenses to average net assets (a).............      1.65%        1.64%        1.74%        1.69%
Ratio of net investment income (loss) to average net
 assets (a).............................................      3.90%        3.65%        3.67%        4.09%
Portfolio turnover rate.................................     97.81%       94.56%      139.18%      119.79%
-------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the
adviser's voluntary expense reimbursement, the ratios
would have been as follows:
 Ratio of expenses to average net assets (a)............      1.65%        1.64%        1.74%        1.69%
 Ratio of net investment income (loss) to average net
  assets (a)............................................      3.90%        3.65%        3.67%        4.09%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

                                                        Period Ended  Year Ended   Year Ended
CLASS I SHARES                                            10/29/99      4/30/99      4/30/98
==============================================================================================
Net asset value: Beginning of period.................... $   11.47     $  11.40     $  11.59

Income from Investment Operations
---------------------------------
Net investment income...................................      0.28         0.55         0.18
Net realized and unrealized gain (loss) on investments..     (1.00)        0.25        (0.19)
----------------------------------------------------------------------------------------------
Total from Investment Operations........................     (0.72)        0.80        (0.01)
----------------------------------------------------------------------------------------------

Less Distributions from:
------------------------
Net investment income...................................     (0.28)       (0.55)       (0.18)
Net realized capital gains..............................        --        (0.18)          --
----------------------------------------------------------------------------------------------
Total Distributions.....................................     (0.28)       (0.73)       (0.18)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value..............     (1.00)        0.07        (0.19)
Net asset value: End of period.......................... $   10.47     $  11.47     $  11.40
==============================================================================================
Total return (b)........................................     (6.39)%       7.09%       (0.09)%
Net assets, end of period (in millions)................. $    1.4      $   0.6      $   0.0
Ratio of expenses to average net assets (a).............      0.50%        0.51%        0.60%
Ratio of net investment income (loss) to average net
 assets (a).............................................      5.09%        4.78%        4.79%
Portfolio turnover rate.................................     97.81%       94.56%      139.18%
----------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the
adviser's voluntary expense reimbursement, the ratios
would have been as follows:
 Ratio of expenses to average net assets (a)............      0.50%        0.51%        0.60%
 Ratio of net investment income (loss) to average net
  assets (a)............................................      5.09%        4.78%        4.79%

(a) Calculated on an annualized basis.
(b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

                                  The AAL Mutual Funds Semi-Annual Report    101

Financial Highlights    PER SHARE INFORMATION


The AAL Bond Fund

                                                      Period Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS A SHARES                                          10/29/99      4/30/99      4/30/98      4/30/97      4/30/96      4/30/95
===================================================================================================================================
Net asset value: Beginning of period ..............     $  9.92       $  9.99      $  9.63      $  9.62      $  9.61      $  9.69

Income from Investment Operations
---------------------------------
Net investment income .............................        0.28          0.53         0.57         0.60         0.58         0.58
Net realized and unrealized gain (loss) on
  investments .....................................       (0.38)        (0.07)        0.36         0.01         0.01        (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations ..................       (0.10)         0.46         0.93         0.61         0.59         0.50
-----------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
------------------------
Net investment income .............................       (0.28)        (0.53)       (0.57)       (0.60)       (0.58)       (0.58)
Net realized capital gains ........................          --            --           --           --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions ...............................       (0.28)        (0.53)        0.57        (0.60)       (0.58)       (0.58)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value ........       (0.38)        (0.07)        0.36         0.01         0.01        (0.08)
Net asset value: End of period ....................     $  9.54       $  9.92      $  9.99      $  9.63      $  9.62      $  9.61
===================================================================================================================================
Total return (b) ..................................       (1.01)%        4.61%        9.86%        6.43%        6.18%        5.47%
Net assets, end of period (in millions) ...........     $351.6        $367.2       $353.4       $389.3       $430.8       $429.4
Ratio of expenses to average net assets (a) .......        0.91%         0.93%        0.95%        0.98%        1.01%        1.03%
Ratio of net investment income (loss) to average
  net assets (a) ..................................        5.82%         5.23%        5.77%        6.10%        5.89%        6.12%
Portfolio turnover rate ...........................      123.84%       572.56%      483.76%      212.49%      125.77%       44.57%
-----------------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without
the adviser's voluntary expense reimbursement, the
ratios would have been as follows:
  Ratio of expenses to average net assets (a) .....        0.91%         0.93%        0.95%        0.98%        1.01%        1.03%
  Ratio of net investment income (loss) to
    average net assets (a) ........................        5.82%         5.23%        5.77%        6.10%        5.89%        6.12%

  (a)  Calculated on an annualized basis.
  (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.


102    The AAL Mutual Funds Semi-Annual Report

                                                                           Period Ended     Year Ended   Year Ended   Period Ended
CLASS B SHARES                                                               10/29/99         4/30/99      4/30/98       4/30/97
===================================================================================================================================
Net asset value: Beginning of period......................................      $9.92            $9.99        $9.64        $9.71

Income from Investment Operations
---------------------------------
Net investment income.....................................................       0.23             0.43         0.48         0.18
Net realized and unrealized gain (loss) on investments....................      (0.38)           (0.07)        0.35        (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations..........................................      (0.15)            0.36         0.83         0.11
-----------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
------------------------
Net investment income.....................................................      (0.23)           (0.43)       (0.48)       (0.18)
Net realized capital gains................................................         --               --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions.......................................................      (0.23)           (0.43)       (0.48)       (0.18)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value................................      (0.38)           (0.07)        0.35        (0.07)
Net asset value: End of period ...........................................      $9.54            $9.92        $9.99        $9.64
===================================================================================================================================
Total return (b)..........................................................      (1.49)%           3.60%        8.75%        0.96%
Net assets, end of period (in millions)...................................      $3.6             $3.1         $1.4         $0.4
Ratio of expenses to average net assets (a)...............................       1.92%            1.90%        1.92%        1.86%
Ratio of net investment income (loss) to average net assets (a)...........       4.82%            4.28%        4.74%        5.51%
Portfolio turnover rate...................................................     123.84%          572.56%      483.76%      212.49%
-----------------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
 Ratio of expenses to average net assets (a)..............................       1.92%            1.90%        1.92%        1.86%
 Ratio of net investment income (loss) to average net assets (a)..........       4.82%            4.28%        4.74%        5.51%
 (a) Calculated on an annualized basis.
 (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.


                                                                                            Period Ended   Year Ended  Period Ended
CLASS I SHARES                                                                                10/29/99       4/30/99     4/30/98
===================================================================================================================================
Net asset value: Beginning of period........................................................     $9.92         $9.99      $10.06

Income from Investment Operations
---------------------------------
Net investment income.......................................................................      0.30          0.57        0.20
Net realized and unrealized gain (loss) on investments......................................     (0.38)        (0.07)      (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations............................................................     (0.08)         0.50        0.13
-----------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
------------------------
Net investment income.......................................................................     (0.30)        (0.57)      (0.20)
Net realized capital gains..................................................................        --            --          --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions.........................................................................     (0.30)        (0.57)      (0.20)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value..................................................     (0.38)        (0.07)      (0.07)
Net asset value: End of period .............................................................     $9.54         $9.92       $9.99
===================================================================================================================================
Total return (b)............................................................................     (0.81)%        5.02%       1.24%
Net assets, end of period (in millions).....................................................    $48.5         $44.7       $29.3
Ratio of expenses to average net assets (a).................................................      0.51%         0.54%       0.56%
Ratio of net investment income (loss) to average net assets (a).............................      6.53%         5.63%       6.29%
Portfolio turnover rate.....................................................................    123.84        572.56%     483.76%
-----------------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
 Ratio of expenses to average net assets (a)................................................      0.51%         0.54%       0.56%
 Ratio of net investment income (loss) to average net assets (a)............................      6.53%         5.63%       6.29%
 (a) Calculated on an annualized basis.
 (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.

                                  The AAL Mutual Funds Semi-Annual Report    103

Financial Highlights PER SHARE INFORMATION

The AAL Money Market Fund


                                                       Period Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS A SHARES                                           10/29/99       4/30/99      4/30/98      4/30/97      4/30/96     4/30/95
====================================================================================================================================
Net asset value: Beginning of period....................$    1.00      $   1.00     $   1.00     $   1.00     $   1.00    $   1.00

Income from Investment Operations
---------------------------------

Net investment income...................................     0.02          0.05         0.05         0.05         0.05        0.04
Net realized and unrealized gain (loss) on investments..       --            --           --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations........................     0.02          0.05         0.05         0.05         0.05        0.04
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
------------------------

Net investment income...................................    (0.02)        (0.05)       (0.05)       (0.05)       (0.05)      (0.04)
Net realized capital gains..............................       --            --           --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions.....................................    (0.02)        (0.05)       (0.05)       (0.05)       (0.05)      (0.04)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net asset value..............       --            --           --           --           --          --
Net asset value: End of period..........................$    1.00      $   1.00     $   1.00     $   1.00     $   1.00    $   1.00
====================================================================================================================================

Total return (b)........................................     2.22%         4.68%        5.12%        5.21%        4.94%       3.92%

Net assets, end of period (in millions).................$   319.6      $  288.1     $  240.7     $  189.6     $  116.0    $   70.2
Ratio of expenses to average net assets (a).............     0.75%         0.79%        0.68%        0.55%        0.83%       1.17%
Ratio of net investment income (loss) to average net
 assets (a).............................................     4.41%         4.54%        4.98%        4.91%        4.89%       3.95%
Portfolio turnover rate.................................      N/A           N/A          N/A          N/A          N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the
adviser's voluntary expense reimbursement, the ratios
would have been as follows:

 Ratio of expenses to average net assets (a)............     1.07%        1.12%         1.04%        1.10%        1.28%       1.42%
 Ratio of net investment income (loss) to average net
  assets (a)............................................     4.09%        4.22%         4.62%        4.36%        4.46%       3.70%

 (a) Calculated on an annualized basis.
 (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. Periods less than one year are not annualized.


104    The AAL Mutual Funds Semi-Annual Report

                                                                             Period Ended  Year Ended     Year Ended    Period Ended
CLASS B SHARES                                                                 10/29/99      4/30/99        4/30/98        4/30/97
==================================================================================================================================
Net asset value: Beginning of period.......................................   $    1.00     $   1.00       $   1.00       $   1.00

Income from Investment Operations
---------------------------------
Net investment income......................................................        0.02         0.04           0.04           0.01
Net realized and unrealized gain (loss) on investments.....................          --           --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations...........................................        0.02         0.04           0.04           0.01
==================================================================================================================================

Less Distributions from:
------------------------
Net investment income......................................................       (0.02)       (0.04)         (0.04)         (0.01)
Net realized capital gains.................................................          --           --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions........................................................       (0.02)       (0.04)         (0.04)         (0.01)
==================================================================================================================================
Net increase (decrease) in net asset value.................................          --           --             --             --
Net asset value: End of period.............................................   $    1.00     $   1.00       $   1.00       $   1.00
==================================================================================================================================
Total return (b)...........................................................        1.67%        3.67%          4.26%          1.32%
Net assets, end of period (in millions)....................................   $     2.2     $    1.6       $    1.2       $    0.6
Ratio of expenses to average net assets (a)................................        1.85%        2.79%          1.65%          1.78%
Ratio of net investment income (loss) to average net assets (a)............        3.33%        2.54%          4.02%          3.81%
Portfolio turnover rate....................................................         N/A          N/A            N/A            N/A
----------------------------------------------------------------------------------------------------------------------------------
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
  Ratio of expenses to average net assets (a)................................      2.19%        3.11%          2.01%          3.54%
  Ratio of net investment income (loss) to average net assets (a)............      2.99%        2.22%          3.67%          2.05%
  (a) Calculated on an annualized basis.
  (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.
      Periods less than one year are not annualized.

                                                                                          Period Ended   Year Ended   Period Ended
CLASS I SHARES                                                                              10/29/99       4/30/99       4/30/98
==================================================================================================================================
Net asset value: Beginning of period.....................................................   $   1.00       $   1.00       $   1.00

Income from Investment Operations
---------------------------------
Net investment income....................................................................       0.02           0.05           0.02
Net realized and unrealized gain (loss) on investments...................................         --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations.........................................................       0.02           0.05           0.02
==================================================================================================================================
Less Distributions from:
------------------------
Net investment income....................................................................      (0.02)         (0.05)         (0.02)
Net realized capital gains...............................................................         --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions......................................................................      (0.02)         (0.05)         (0.02)
==================================================================================================================================
Net increase (decrease) in net asset value...............................................         --             --             --
Net asset value: End of period...........................................................   $   1.00       $   1.00       $   1.00
----------------------------------------------------------------------------------------------------------------------------------
Total return (b).........................................................................       2.42%          4.99%          1.67%
Net assets, end of period (in millions)..................................................   $   18.6       $   17.9       $    0.2
Ratio of expenses to average net assets (a)..............................................       0.35%          0.49%          0.67%
Ratio of net investment income (loss) to average net assets (a)..........................       4.79%          4.76%          5.11%
Portfolio turnover rate..................................................................        N/A            N/A            N/A
==================================================================================================================================
If the Fund had paid all of their expenses without the adviser's voluntary expense reimbursement, the ratios would have been as follows:
  Ratio of expenses to average net assets (a)............................................       0.58%          0.72%          1.43%
  Ratio of net investment income (loss) to average net assets (a)........................       4.57%          4.53%          4.36%
  (a) Calculated on an annualized basis.
  (b) Total return calculations assume reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.
      Periods less than one year are not annualized.


                                   The AAL Mutual Funds Semi-Annual Report   105

Board of Trustees

John O. Gilbert - Chairman of the Board
F. Gregory Campbell
Woodrow E. Eno
Richard L. Gady
John H. Pender
Edward W. Smeds
Lawrence M. Woods


Officers

Robert G. Same - President
James H.  Abitz - Vice-President
Woodrow E. Eno - Vice-President
Charles D. Gariboldi - Treasurer
Fredrick D. Kelvsven - Secretary


Investment Adviser & Distributor

AAL Capital Management Corporation
222 West College Avenue
Appleton, WI 54919-0007


Sub-Adviser (The AAL International Fund Only)

Oechsle International Advisors, LLC
One International Place
Boston, MA 02110


Custodian

Citibank, N.A.
111 Wall Street
New York, NY 10043


Transfer Agent & Disbursing Agent

Firstar Trust Company
615 East Michigan Street
P.O. Box 2981
Milwaukee, WI 53201-2981


Legal Counsel

Quarles & Brady
411 East Wisconsin Avenue
Milwaukee, WI 53202


Independent Accountants

PricewaterhouseCoopers LLP
Suite 1500
100 East Wisconsin Avenue
Milwaukee, WI 53202


This report is submitted for the information of shareholders of The AAL Mutual
 Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the current prospectus for The AAL Mutual Funds which contains more complete information about the Funds, including investment policies, charges and expenses.

                                    [LOGO]
                      AAL Capital Management Corporation
                    --------------------------------------
                 A Subsidiary of Aid Association for Lutherans
                  222 W. College Ave, Appleton, WI 54919-0007
                                (800) 553-6319
                     www.aal.org . e-mail; aalcmc@aal.org
                                  Member NASD

C-50032SAR 12-99